UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07883

ICON Funds

(Exact name of registrant as specified in charter)

5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Address of principal executive offices) (Zip code)

Brian Harding

5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-790-1600

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders.

ICON Bond Fund

ICON Equity Income Fund

ICON Fund

ICON Long/Short Fund

ICON Opportunities Fund

ICON Risk-Managed Balanced Fund

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442	●	www.iconfunds.com

ICON Diversified Funds	About This Report
September 30, 2017 (Unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2017, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

There are risks associated with selling short, including the risk that the ICON Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The ICON Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity in the underlying securities, and are not suitable for all investors.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The ICON Bond Fund and ICON Equity Income Fund may invest up to 35% and 25% of its assets in high-yield bonds that are below investment grade, respectively. ICON Risk-Managed Balanced Fund may invest up to 10% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

Investments in other mutual fund companies may entail certain risks. For example, the Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Additionally, an investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ICON Bond Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?
A.

For the fiscal year ended September 30, 2017, the ICON Bond Fund (the Fund) Class S shares outperformed its benchmark, the Barclays Capital U.S. Universal Index (ex-MBS). The Fund returned 2.82% while the Barclays Capital U.S. Universal Index (ex-MBS) returned 1.17%. Total returns for other periods and additional Class shares as of September 30, 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

Fiscal year 2017 proved to be a rather volatile year for fixed income investors as both rate and spread movements produced large relative return differences in varying segments of the bond market. The majority of rate volatility took place during the fourth quarter of 2016 with investors aggressively selling treasury bonds at the close of the presidential election. This so-called “Trump Trade” took place as investors anticipated future inflationary pressures due to a more pro-growth political platform resulting in the yield on the 10-year U.S. Treasury moving from 1.60% on September 30, 2016 to 2.45% on December 31, 2106. The ICON Bond Fund held up well during this sell-off due to its shorter overall duration and credit-heavy focus, as corporate credit spread tightening offset a portion of the rate move.

During the remainder of the fiscal year, rate volatility decreased while the yield on the 10-year U.S. Treasury traded within an approximate 50 basis point range. However, credit spreads continued to tighten across the board as default risk remained constrained and yield-hungry investors bid up corporate bonds in both the investment grade and high yield space. The ICON Bond Fund was again able to outperform during this move due to strong corporate bond selections and allocations to both closed-end funds and preferred shares that produced strong returns.

Q.	How did the Fund’s composition affect performance?
A.

As stated above, the Fund outperformed its benchmark during the fiscal year. The outperformance largely stemmed from the Fund’s positions in corporate credit and the preferred share segment of the market, both of which produced strong relative returns over the course of the fiscal year. From a sector standpoint, corporate bond selections within the Industrials, Financials, and Consumer Discretionary sectors of the market experienced larger spread tightening movement than the broad market. Closed-end fund positions also produced strong returns relative to the benchmark, contributing positively to the Fund’s performance.

Over the course of the fiscal year, the Fund had an increased allocation to cash due to tight corporate credit spreads and stretched valuations. While this cash balance did help insulate the Fund from the rate move in the 4th quarter of 2016, it also reduced participation in the credit spread tightening move that took place over the course of the fiscal year.

Q.	What is your investment outlook for the bond market?
A.

At the end of fiscal year 2017, both investment-grade and high yield corporate bond spreads were trading at levels that we regard as excessively tight and overvalued. With spreads at these levels, we have been focused on more defensive structure oriented positions and are utilizing our bottom up approach to find these issue-specific opportunities. While we don’t anticipate a substantial upward movement in interest rates over the course of the next 12 months, the Fund is positioned in the lower portion of its duration range as we move into fiscal year 2018. Closed-end fund opportunities remain abundant and we have structured this segment of the Fund to benefit from net asset value tightening events. While future bond market volatility might be substantial, we believe our bottom up investment methodology will help the Fund navigate the changing market.

Annual Report | September 30, 2017	3

ICON Bond Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Bond Fund - Class S	5/6/04	2.82%	3.00%	4.70%	4.52%	1.03%	0.85%
ICON Bond Fund - Class C	10/21/02	2.05%	2.14%	3.82%	3.99%	2.20%	1.70%
ICON Bond Fund - Class A	9/30/10	2.48%	2.74%	N/A	3.30%	1.48%	1.10%
ICON Bond Fund - Class A (including maximum sales charge of 4.75%)	9/30/10	-2.35%	1.75%	N/A	2.58%	1.48%	1.10%
Barclays Capital U.S. Universal Index		0.96%	2.53%	4.56%	4.68%	N/A	N/A
Barclays Capital U.S. Universal Index (ex-MBS)		1.17%	2.71%	4.65%	4.75%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Bond Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Bond Fund’s other share classes will vary due to differences in charges and expenses. The Bond Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

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ICON Bond Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Corporate Bonds (74.80%)
Consumer Discretionary (5.54%)
Dollar Tree, Inc. 5.75%, 03/01/23	$250,000	$ 263,650
Lee Enterprises, Inc. 9.50%, 03/15/22(a)(b)	1,150,000	1,194,562
M/I Homes, Inc. 6.75%, 01/15/21	345,000	360,094
Mattamy Group Corp. 6.50%, 11/15/20(a)	500,000	510,000
Reliance Intermediate Holdings LP 6.50%, 04/01/23(a)	2,400,000	2,550,000

		4,878,306

Consumer Staples (6.01%)
Darling Ingredients, Inc. 5.38%, 01/15/22	844,000	875,650
HRG Group, Inc. 7.88%, 07/15/19	1,325,000	1,351,500
Kraft Heinz Foods Co. 4.88%, 02/15/25(a)	2,871,000	3,068,046

		5,295,196

Energy (11.40%)
Andeavor 5.13%, 04/01/24(b)	2,500,000	2,639,771
Concho Resources, Inc. 5.50%, 04/01/23	600,000	616,980
Energy Transfer LP / Regency Energy Finance Corp. 5.50%, 04/15/23	2,850,000	2,932,650
MPLX LP 5.50%, 02/15/23	2,500,000	2,572,500
Overseas Shipholding Group, Inc. 8.13%, 03/30/18(c)	1,250,000	1,278,125

		10,040,026

Financial (19.11%)
Berkshire Hathaway, Inc. 2.75%, 03/15/23	1,000,000	1,014,818
CBRE Services, Inc. 5.00%, 03/15/23	2,990,000	3,098,079
Credit Acceptance Corp. 6.13%, 02/15/21	1,000,000	1,015,000
GFI Group, Inc. 8.38%, 07/19/18	2,000,000	2,095,000
Greystar Real Estate Partners LLC 8.25%, 12/01/22(a)	550,000	587,125
Infinity Property & Casualty Corp. 5.00%, 09/19/22	640,000	679,581
International Lease Finance Corp. 5.88%, 08/15/22	1,500,000	1,679,106
8.25%, 12/15/20	1,113,000	1,300,301
Prudential Financial, Inc. 3M US L + 5.00%, 06/15/38(d)	3,200,000	3,352,000
Radian Group, Inc. 5.50%, 06/01/19(b)	293,000	307,650

	Shares or Principal Amount	Value
Financial (continued)
Raymond James Financial, Inc. 5.63%, 04/01/24	$1,500,000	$ 1,700,042

		16,828,702

Health Care (4.57%)
Acadia Healthcare Co., Inc. 5.13%, 07/01/22	940,000	973,276
Hill-Rom Holdings, Inc. 5.75%, 09/01/23(a)	1,200,000	1,266,000
Molina Healthcare, Inc. 5.38%, 11/15/22	1,000,000	1,030,600
Universal Health Services, Inc. 4.75%, 08/01/22(a)	730,000	755,550

		4,025,426

Industrials (15.77%)
AECOM 5.75%, 10/15/22	1,110,000	1,156,620
Aircastle, Ltd. 5.00%, 04/01/23	1,895,000	2,027,650
Allegion PLC 5.88%, 09/15/23	4,595,000	4,962,485
Covanta Holding Corp. 6.38%, 10/01/22	1,423,000	1,462,132
EnPro Industries, Inc. 5.88%, 09/15/22	722,000	753,588
Spirit AeroSystems, Inc. 5.25%, 03/15/22	3,392,000	3,524,175

		13,886,650

Information Technology (8.15%)
Amkor Technology, Inc. 6.38%, 10/01/22	1,000,000	1,033,050
Dell International LLC / EMC Corp. 7.13%, 06/15/24(a)	852,000	941,230
Micron Technology, Inc. 7.50%, 09/15/23	500,000	555,625
NXP BV / NXP Funding LLC 4.63%, 06/01/23(a)	3,050,000	3,278,750
Western Digital Corp. 7.38%, 04/01/23(a)	1,250,000	1,369,375

		7,178,030

Materials (2.53%)
FMG Resources (August 2006) Pty., Ltd. 9.75%, 03/01/22(a)	1,000,000	1,124,500
Westlake Chemical Corp. 4.88%, 05/15/23	1,060,000	1,102,400

		2,226,900

Telecommunication Services (0.24%)
Level 3 Communications, Inc. 5.75%, 12/01/22	200,000	206,500

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	5

ICON Bond Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value

Utilities (1.48%)
DPL, Inc. 6.75%, 10/01/19	$1,250,000	$ 1,306,250

Total Corporate Bonds (Cost $66,051,446)		65,871,986

Convertible Corporate Bonds (4.30%)
Telecommunication Services (4.30%)
Clearwire Communications LLC / Clearwire Finance, Inc. 8.25%, 12/01/40(a)	3,750,000	3,787,500

Total Convertible Corporate Bonds (Cost $3,867,927)		3,787,500

U.S. Treasury Obligations (3.40%)
U.S. Treasury Bond 2.25%, 02/15/27	1,000,000	993,516
U.S. Treasury Note 1.88%, 01/31/22	2,000,000	2,000,312

Total U.S. Treasury Obligations (Cost $2,977,911)		2,993,828

Preferred Stocks (6.20%)
Diversified REITs (3.01%)
Gramercy Property Trust, Series A 7.13%(b)(c)(e)	99,897	2,650,267

Property & Casualty Insurance (1.82%)
Argo Group U.S., Inc. 6.50%, 09/15/42	63,290	1,596,807

Reinsurance (1.37%)
Maiden Holdings North America, Ltd. 7.75%, 12/01/43	46,154	1,207,850

Total Preferred Stocks (Cost $5,419,346)		5,454,924

Closed-End Mutual Funds (9.23%)
BlackRock Enhanced Government Fund, Inc.	2,524	34,402
Blackstone / GSO Senior Floating Rate Term Fund	39,259	690,173
Deutsche High Income Opportunities Fund, Inc.	18,474	279,512
Deutsche Multi-Market Income Trust	13,461	120,611

	Shares or Principal Amount	Value

Closed-End Mutual Funds (continued)
Deutsche Strategic Income Trust	14,600	$ 181,916
Federated Premier Intermediate Municipal Income Fund(c)	148,723	2,024,120
First Trust Senior Floating Rate 2022 Target Term Fund	55,387	536,700
MFS Investment Grade Municipal Trust	20,215	201,948
Morgan Stanley Income Securities, Inc.(c)	137,528	2,516,762
Nuveen High Income December 2018 Target Term Fund	113,861	1,143,165
Nuveen High Income December 2019 Target Term Fund	28,433	287,742
Nuveen Preferred and Income 2022 Term Fund	4,409	112,385

Total Closed-End Mutual Funds (Cost $8,097,448)		8,129,436

Collateral for Securities on Loan (1.29%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 1.01%	1,134,685	1,134,685

Total Collateral for Securities on Loan (Cost $1,134,685)		1,134,685

Total Investments (99.22%) (Cost $87,548,763)		$87,372,359

Other Assets Less Liabilities (0.78%)		692,470

Net Assets (100.00%)		$88,064,829

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

Libor Rates:

3M US L - 3 Month LIBOR as of September 30, 2017 was 1.33%

(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2017, these securities had a total aggregate market value of $20,432,638.

(b)	All or a portion of the security was on loan as of September 30, 2017.

The accompanying notes are an integral part of the financial statements.
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ICON Bond Fund	Schedule of Investments
September 30, 2017

(c)	These securities are considered, by management, to be illiquid. The aggregate value of these securities at September 30, 2017 was $8,469,274, which represent 9.62% of the Fund’s net assets.
(d)

Floating or variable rate security. The reference rate is described above. The Rate in effect as of September 30, 2017 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(e)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Credit Diversification (September 30, 2017)

Baa3	28.32%
Ba1	9.14%
Baa2	8.69%
B1	7.27%
Ba2	6.64%
Ba3	5.67%
B3	5.41%
B2	3.43%
Aaa	3.40%
Baa1	1.93%
Caa1	1.45%
Aa2	1.15%

Total:	82.50%

Percentages are based upon U.S. Treasury obligations, corporate and convertible corporate bond investments as a percentage of net assets. Ratings based on Moody’s Investors Service, Inc.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	7

ICON Equity Income Fund	Management Overview
September 30, 2016 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?
A.

The ICON Equity Income Fund (the Fund) Class S shares returned 16.53% for the fiscal year ending September 30, 2017, lagging its benchmark, the S&P Composite 1500 Index, which returned 18.61% during the fiscal year. Total returns for other periods and additional Class shares as of September 30, 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

As the fiscal year began, our valuation methodology calculated an overall average value-to-price (V/P) ratio for the equity market of 1.09, meaning we believed fair value for the equity market as a whole was approximately 9% higher than where stocks were trading. While we were anticipating positive returns, the market exceeded our expectations. However, stocks with higher dividend yields (e.g. greater than 3%), did not do particularly well over the course of the fiscal year. During fiscal year 2017, S&P 1500 stocks with dividend yields between 0% and 3% returned approximately 21%, while stocks with a dividend yield greater than 3% returned only about 11%. This performance difference is, in part, a reflection of the improvement in treasury yield over the course of the year. For example, the yield on the 10-year U.S. Treasury Note increased throughout the year -- from 1.60% on September 30, 2016 to 2.33% on September 30, 2017. As fixed income yields improved, the demand for high dividend stocks as a yield alternative to fixed income investments decreased. With the Equity Income Fund tilted toward higher dividend yield, the Fund far outpaced the 11% return for stocks with dividend yields exceeding 3%, but lagged the broader market since its exposure to lower dividend yield equities was limited. Furthermore, the Fund had a fixed income position during the fiscal year. As interest rates increased, the value of these fixed income positions decreased, hindering the Fund’s performance.

Q.	How did the Fund’s composition affect performance?
A.

The Fund’s stock selection within the Financials sector was the largest detractor to the Fund’s performance relative to the benchmark. The Fund’s Financials holdings returned around 21% while the Financials Sector benchmark enjoyed a 35.2% return during fiscal year 2017. The Fund’s performance in this sector was adversely impacted by its exposure to the property & casualty insurance industry and, specifically, AmTrust Financial Services Inc. (AFSI). On February 27, 2017, AmTrust’s stock price fell over 19% when it reported it had identified “material weaknesses in [its] internal control over financial reporting”. The Fund’s AmTrust position explains much of the Fund’s Financials sector underperformance.

The Fund faced additional headwinds with its fixed income allocation. During fiscal year 2017, we watched the overall market V/P fall below 1.00. Because this suggested to us the market was overvalued, we increased our fixed income holdings and defensive index put options. As interest rates increased, however, the value of our fixed income positions decreased. Furthermore, as the market moved higher during the year, the defensive put options lost value and negatively impacted the Fund.

Q.	What is the outlook for the ICON Equity Income Fund?
A.

As of September 30, 2017, we believe the market has an overall average V/P of 1.00, meaning stocks are generally priced at fair value under our system. Accordingly, we do not anticipate the same strong returns in the equity market in fiscal year 2018 as we saw in fiscal year 2017. We have thus decreased the Fund’s equity exposure, which now comprises approximately 85% of the Fund, with the remaining 15% allocated to fixed income, preferreds and convertible preferreds. We nonetheless still see sector opportunities based on our valuation readings. The Financials sector has a V/P of 1.13, for example, and we have increased the Fund’s Financials holdings. We will continue to monitor the equity market to find the best combination of value and dividend for our investors.

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ICON Equity Income Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Equity Income Fund - Class S	5/10/04	16.53%	11.57%	5.70%	7.39%	1.44%	1.19%
ICON Equity Income Fund - Class C	11/8/02	15.34%	10.45%	4.64%	7.45%	2.54%	2.19%
ICON Equity Income Fund - Class A	5/31/06	16.20%	11.28%	5.42%	6.30%	1.74%	1.44%
ICON Equity Income Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	9.52%	9.97%	4.80%	5.74%	1.74%	1.44%
S&P Composite 1500 Index		18.61%	14.29%	7.63%	8.96%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Equity Income Fund’s Class S shares on the Class’ inception date of 5/10/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Equity Income Fund’s other share classes will vary due to differences in charges and expenses. The Equity Income Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2017	9

ICON Equity Income Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Corporate Bonds (5.38%)
Consumer Discretionary (0.30%)
Lee Enterprises, Inc. 9.50%, 03/15/22(a)	$250,000	$ 259,688

Consumer Staples (0.32%)
HRG Group, Inc. 7.88%, 07/15/19	278,000	283,560

Energy (0.94%)
Energy Transfer LP / Regency Energy Finance Corp. 5.50%, 04/15/23	300,000	308,700
MPLX LP 5.50%, 02/15/23	500,000	514,500

		823,200

Financial (0.60%)
Prudential Financial, Inc. 3M US L + 5.00%, 06/15/38(b)	500,000	523,750

Health Care (0.24%)
Molina Healthcare, Inc. 5.38%, 11/15/22	200,000	206,120

Industrials (1.51%)
AECOM 5.75%, 10/15/22	200,000	208,400
Spirit AeroSystems, Inc. 5.25%, 03/15/22	1,066,000	1,107,538

		1,315,938

Information Technology (0.31%)
NXP BV / NXP Funding LLC 4.63%, 06/01/23(a)	250,000	268,750

Materials (0.62%)
FMG Resources (August 2006) Pty., Ltd. 9.75%, 03/01/22(a)	250,000	281,125
Westlake Chemical Corp. 4.88%, 05/15/23	250,000	260,000

		541,125

Telecommunication Services (0.24%)
Level 3 Communications, Inc. 5.75%, 12/01/22	200,000	206,500

Utilities (0.30%)
DPL, Inc. 6.75%, 10/01/19	250,000	261,250

Total Corporate Bonds (Cost $4,721,537)		4,689,881

	Shares or Principal Amount	Value
Convertible Corporate Bonds (0.40%)
Telecommunication Services (0.40%)
Clearwire Communications LLC / Clearwire Finance, Inc. 8.25%, 12/01/40(a)	$350,000	$ 353,500

Total Convertible Corporate Bonds (Cost $359,480)		353,500

Common Stocks (85.58%)
Application Software (0.90%)
Open Text Corp.	24,200	781,418

Auto Parts & Equipment (2.24%)
Magna International, Inc.	36,500	1,948,370

Automobile Manufacturers (0.93%)
Nissan Motor Co., Ltd., Sponsored ADR	41,500	808,835

Building Products (1.63%)
Johnson Controls International PLC	35,300	1,422,237

Communications Equipment (1.78%)
Motorola Solutions, Inc.	18,300	1,553,121

Data Processing & Outsourced Services (1.95%)
Broadridge Financial Solutions, Inc.	21,000	1,697,220

Diversified Banks (4.63%)
Bank of America Corp.	79,200	2,006,928
JPMorgan Chase & Co.	21,300	2,034,363

		4,041,291

Diversified Chemicals (1.83%)
Eastman Chemical Co.	17,600	1,592,624

Electric Utilities (2.80%)
Eversource Energy	9,900	598,356
Westar Energy, Inc.	37,100	1,840,160

		2,438,516

Fertilizers & Agricultural Chemicals (1.46%)
Agrium, Inc.	11,900	1,275,799

Gas Utilities (1.33%)
National Fuel Gas Co.	20,500	1,160,505

Homebuilding (1.25%)
PulteGroup, Inc.	40,000	1,093,200

The accompanying notes are an integral part of the financial statements.
10	www.iconfunds.com

ICON Equity Income Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Hotel & Resort REITs (1.23%)
Hospitality Properties Trust, REIT	37,700	$ 1,074,073

Hotels, Resorts & Cruise Lines (0.73%)
Wyndham Worldwide Corp.	6,000	632,460

Household Appliances (1.40%)
Whirlpool Corp.	6,600	1,217,304

Housewares & Specialties (1.87%)
Tupperware Brands Corp.	26,300	1,625,866

Industrial Conglomerates (1.22%)
General Electric Co.	43,900	1,061,502

Integrated Oil & Gas (2.00%)
TOTAL SA, Sponsored ADR	32,500	1,739,400

Integrated Telecommunication Services (1.55%)
AT&T, Inc.	34,400	1,347,448

Internet Software & Services (1.59%)
LogMeIn, Inc.	12,600	1,386,630

Investment Banking & Brokerage (3.11%)
BGC Partners, Inc., Class A	66,300	959,361
Morgan Stanley	36,400	1,753,388

		2,712,749

IT Consulting & Other Services (2.88%)
DXC Technology Co.	10,900	936,092
Leidos Holdings, Inc.	26,700	1,581,174

		2,517,266

Life & Health Insurance (1.55%)
Sun Life Financial, Inc.	33,900	1,349,898

Managed Health Care (1.33%)
UnitedHealth Group, Inc.	5,900	1,155,515

Multi-Utilities (1.20%)
CenterPoint Energy, Inc.	35,700	1,042,797

Oil & Gas Equipment & Services (3.49%)
RPC, Inc.(c)	71,600	1,774,964
U.S. Silica Holdings, Inc.	40,600	1,261,442

		3,036,406

Oil & Gas Exploration & Production (6.10%)
Diamondback Energy, Inc.(d)	19,600	1,920,016
Gulfport Energy Corp.(d)	129,800	1,861,332
SRC Energy, Inc.(d)	158,900	1,536,563

		5,317,911

Oil & Gas Refining & Marketing (0.97%)
Andeavor	8,200	845,830

	Shares or Principal Amount	Value
Pharmaceuticals (5.06%)
Eli Lilly & Co.	15,400	$ 1,317,316
Merck & Co., Inc.	19,400	1,242,182
Pfizer, Inc.	51,700	1,845,690

		4,405,188

Property & Casualty Insurance (1.17%)
XL Group, Ltd.	25,800	1,017,810

Regional Banks (5.19%)
Fifth Third Bancorp	58,400	1,634,032
First Commonwealth Financial Corp.	83,100	1,174,203
Valley National Bancorp	142,800	1,720,740

		4,528,975

Restaurants (1.22%)
Darden Restaurants, Inc.	13,500	1,063,530

Semiconductor Equipment (1.96%)
Brooks Automation, Inc.	56,400	1,712,304

Semiconductors (5.38%)
Broadcom, Ltd.	5,100	1,236,954
Cypress Semiconductor Corp.	126,200	1,895,524
Intel Corp.	41,000	1,561,280

		4,693,758

Soft Drinks (1.33%)
Dr. Pepper Snapple Group, Inc.	13,100	1,158,957

Technology Hardware, Storage & Peripherals (4.81%)
Apple, Inc.	11,400	1,756,968
HP, Inc.	80,200	1,600,792
Logitech International SA(c)	22,800	831,288

		4,189,048

Thrifts & Mortgage Finance (1.08%)
Dime Community Bancshares, Inc.	43,600	937,400

Tobacco (1.22%)
Philip Morris International, Inc.	9,600	1,065,696

Water Utilities (1.24%)
Consolidated Water Co., Ltd.	84,496	1,081,549

Wireless Telecommunication Services (0.97%)
NTT DOCOMO, Inc., Sponsored ADR(c)	37,200	847,788

Total Common Stocks (Cost $69,160,640)		74,578,194

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	11

ICON Equity Income Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Preferred Stocks (2.14%)
Diversified REITs (0.79%)
Gramercy Property Trust, Inc., Series A 7.13%(e)(f)	$26,105	$692,566

Property & Casualty Insurance (0.94%)
Argo Group U.S., Inc. 6.50%, 09/15/42	32,335	815,812

Reinsurance (0.41%)
Maiden Holdings North America, Ltd. 7.75%, 12/01/43	13,529	354,054

Total Preferred Stocks (Cost $1,860,261)		1,862,432

Convertible Preferred Stocks (0.60%)
Diversified Banks (0.60%)
Wells Fargo & Co., Series L 7.50%(e)	400	526,000

Total Convertible Preferred Stocks (Cost $490,412)		526,000

Closed-End Mutual Funds (4.67%)
Blackstone / GSO Senior Floating Rate Term Fund	10,000	175,800
Deutsche High Income Opportunities Fund, Inc.	15,582	235,755
Deutsche Multi-Market Income Trust	67,583	605,544
Eaton Vance High Income 2021 Target Term Trust	57,174	580,888
Federated Premier Intermediate Municipal Income Fund(f)	37,432	509,449
Morgan Stanley Income Securities, Inc.(f)	75,069	1,373,763
Nuveen High Income December 2018 Target Term Fund	58,349	585,824

Total Closed-End Mutual Funds (Cost $3,983,169)		4,067,023

Underlying Security/ Expiration Date/ Exercise Price/ Notional Amount	Contracts	Value
Put Options Purchased (0.01%)
S&P 500 Index 10/20/17, 2,300, $20,154,880	80	$7,200

Total Put Options Purchased (Cost $149,416)		7,200

	Shares or Principal Amount	Value
Collateral for Securities on Loan (3.21%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 1.01%	2,793,426	2,793,426

Total Collateral for Securities on Loan (Cost $2,793,426)		2,793,426

Total Investments (101.99%) (Cost $83,518,341)		$88,877,656

Liabilities Less Other Assets (-1.99%)		(1,732,103)

Net Assets (100.00%)		$87,145,554

Investment Abbreviations:

ADR - American Depositary Receipt

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

Libor Rates:

3M US L - 3 Month LIBOR as of September 30, 2017 was 1.33%

(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2017, these securities had a total aggregate market value of $1,163,063.

(b)

Floating or variable rate security. The reference rate is described above. The Rate in effect as of September 30, 2017 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(c)	All or a portion of the security was on loan as of September 30, 2017.
(d)	Non-income producing security.
(e)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(f)	These securities are considered, by management, to be illiquid. The aggregate value of these securities at September 30, 2017 was $2,575,777, which represent 2.96% of the Fund’s net assets.

The accompanying notes are an integral part of the financial statements.
12	www.iconfunds.com

ICON Equity Income Fund	Schedule of Investments
September 30, 2017

Sector Composition (September 30, 2017)

Information Technology	21.56%
Financial	19.28%
Energy	13.50%
Consumer Discretionary	9.94%
Utilities	6.87%
Health Care	6.63%
Industrials	4.36%
Materials	3.91%
Telecommunication Services	3.16%
Consumer Staples	2.87%
Real Estate	2.02%

94.10%

Percentages are based upon common stocks, preferred stocks, convertible preferred stocks, corporate bonds, and convertible corporate bonds as a percentage of net assets.

Industry Composition (September 30, 2017)

Oil & Gas Exploration & Production	6.10%
Semiconductors	5.69%
Diversified Banks	5.23%
Regional Banks	5.19%
Pharmaceuticals	5.06%
Technology Hardware, Storage & Peripherals	4.81%
Oil & Gas Equipment & Services	3.49%
Investment Banking & Brokerage	3.11%
IT Consulting & Other Services	2.88%
Electric Utilities	2.80%
Auto Parts & Equipment	2.24%
Life & Health Insurance	2.15%
Property & Casualty Insurance	2.11%
Integrated Oil & Gas	2.00%
Semiconductor Equipment	1.96%
Data Processing & Outsourced Services	1.95%
Housewares & Specialties	1.87%
Diversified Chemicals	1.83%
Communications Equipment	1.78%
Building Products	1.63%
Internet Software & Services	1.59%
Managed Health Care	1.57%
Integrated Telecommunication Services	1.55%
Fertilizers & Agricultural Chemicals	1.46%
Household Appliances	1.40%
Gas Utilities	1.33%
Soft Drinks	1.33%
Aerospace & Defense	1.27%
Homebuilding	1.25%
Water Utilities	1.24%
Hotel & Resort REITs	1.23%
Tobacco	1.22%
Restaurants	1.22%
Industrial Conglomerates	1.22%
Multi-Utilities	1.20%
Thrifts & Mortgage Finance	1.08%
Other Industries (each less than 1%)	9.06%

94.10%

Percentages are based upon common stocks, preferred stocks, convertible preferred stocks, corporate bonds, and convertible corporate bonds as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	13

ICON Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?
A.

The ICON Fund (the Fund) Class S returned 32.67% for the fiscal year ending September 30, 2017, while its benchmark, the S&P Composite 1500 Index, returned 18.61%. Total returns for other periods and additional Class shares as of September 30, 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

A year ago in this Overview, we noted our optimism regarding the continuation of the now 8 1⁄2 year old bull market. Expecting the market to advance during fiscal year 2017, the Fund held minimal cash to participate in the potential upside. Sector weights were also a primary factor contributing to the Fund’s outperformance of its benchmark. The largest sector weights were Financials, Information Technology, Consumer Discretionary, Health Care, Materials and Industrials. With Financials, Information Technology, Industrials, Materials and Health Care ranking as the top five S&P sector performers over the 12-month period, these overweight positions contributed positively to the Fund’s relative performance. The Fund held just a 2.11% weight in Real Estate and did not hold any stocks in four of the 11 S&P sectors, avoiding Energy altogether, which was particularly rewarding.

Q.	How did the Fund’s composition affect performance?
A.

The five biggest contributors to Fund performance were Bank of America Corp., SVB Financial Group, Celgene Corp., Fifth Third Bancorp and Skyworks Solutions, Inc. Bank of America Corp., SVB Financial Group and Fifth Third Bancorp are in the Financials sector. Celgene Corp. is in the Health Care sector while Skyworks Solutions, Inc. is in the Information Technology sector.

Only three stocks posted negative returns while held in the Fund and detracted from performance: Ulta Beauty, Inc., Ashland Global Holdings Inc., and Cavium, Inc. Ulta Beauty, Inc. is in the Consumer Discretionary sector. Ashland Global Holdings Inc. is in the Materials sector while Cavium, Inc. is in the Information Technology sector. Ashland Global Holdings Inc. has been sold. The other two securities remain in the portfolio.

Q.	What is your investment outlook for the overall market?
A.

As of September 30, 2017, ICON’s valuation model shows a value-to-price (V/P) ratio of 1.00 for the overall market. In other words, we believe stock prices, on average, are equal to our estimate of fair value. We are not seeing over-pricing and other indications or behaviors typical of market peaks. In terms of upside potential we do not expect the excess returns available when the broad market is priced at a discount to fair value.

14	www.iconfunds.com

ICON Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Fund - Class S	5/6/04	32.67%	10.64%	2.29%	5.01%	1.12%	1.12%
ICON Fund - Class C	11/28/00	31.14%	9.42%	1.47%	4.07%	2.41%	2.26%
ICON Fund - Class A	5/31/06	32.23%	10.24%	1.81%	2.53%	1.67%	1.51%
ICON Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	24.65%	8.95%	1.20%	2.00%	1.67%	1.51%
S&P Composite 1500 Index		18.61%	14.29%	7.63%	8.74%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Since Inception performance results for Class C shares include returns for certain time periods that were restarted as of June 8, 2004.

*        Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the ICON Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the ICON Fund’s other share classes will vary due to differences in charges and expenses. The ICON Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2017	15

ICON Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Common Stocks (99.58%)
Application Software (4.12%)
Adobe Systems, Inc.(a)	14,000	$2,088,520

Auto Parts & Equipment (2.50%)
Magna International, Inc.	23,800	1,270,444

Biotechnology (8.45%)
Celgene Corp.(a)	20,400	2,974,728
Vertex Pharmaceuticals, Inc.(a)	8,600	1,307,544

		4,282,272

Building Products (3.58%)
Masco Corp.	46,600	1,817,866

Construction Materials (5.97%)
Eagle Materials, Inc.	7,700	821,590
Martin Marietta Materials, Inc.	10,700	2,206,661

		3,028,251

Data Processing & Outsourced Services (2.12%)
Total System Services, Inc.	16,400	1,074,200

Diversified Banks (9.10%)
Bank of America Corp.	182,000	4,611,880

Home Improvement Retail (6.10%)
Home Depot, Inc.	18,900	3,091,284

Homebuilding (4.18%)
PulteGroup, Inc.	77,500	2,118,075

Hotels, Resorts & Cruise Lines (5.29%)
Royal Caribbean Cruises, Ltd.	11,500	1,363,210
Wyndham Worldwide Corp.	12,500	1,317,625

		2,680,835

Household Appliances (3.13%)
Whirlpool Corp.	8,600	1,586,184

Internet Software & Services (3.49%)
CoStar Group, Inc.(a)	2,700	724,275
Facebook, Inc., Class A(a)	6,100	1,042,307

		1,766,582

Multi-line Insurance (1.97%)
American International Group, Inc.	16,300	1,000,657

Paper Packaging (2.93%)
Avery Dennison Corp.	15,100	1,484,934

Pharmaceuticals (4.41%)
Jazz Pharmaceuticals PLC(a)	15,300	2,237,625

	Shares or Principal Amount	Value
Real Estate Services (2.29%)
CBRE Group, Inc., Class A(a)	30,700	$1,162,916

Regional Banks (12.34%)
Fifth Third Bancorp	92,300	2,582,554
Signature Bank(a)	16,600	2,125,464
SVB Financial Group(a)	8,300	1,552,847

		6,260,865

Semiconductor Equipment (2.29%)
Applied Materials, Inc.	22,300	1,161,607

Semiconductors (14.38%)
Broadcom, Ltd.	2,400	582,096
Cavium, Inc.(a)	15,500	1,022,070
Micron Technology, Inc.(a)	31,600	1,242,828
Qorvo, Inc.(a)	20,300	1,434,804
Skyworks Solutions, Inc.	29,500	3,006,050

		7,287,848

Specialty Stores (0.94%)
Ulta Beauty, Inc.(a)	2,100	474,726

Total Common Stocks (Cost $ 37,337,901)		50,487,571

Total Investments (99.58%) (Cost $ 37,337,901)		$50,487,571

Other Assets Less Liabilities (0.42%)		215,104

Net Assets (100.00%)		$50,702,675

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.
16	www.iconfunds.com

ICON Fund	Schedule of Investments
September 30, 2017

Sector Composition (September 30, 2017)

Information Technology	26.40%
Financial	23.41%
Consumer Discretionary	22.14%
Health Care	12.86%
Materials	8.90%
Industrials	3.58%
Real Estate	2.29%

99.58%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2017)

Semiconductors	14.38%
Regional Banks	12.34%
Diversified Banks	9.10%
Biotechnology	8.45%
Home Improvement Retail	6.10%
Construction Materials	5.97%
Hotels, Resorts & Cruise Lines	5.29%
Pharmaceuticals	4.41%
Homebuilding	4.18%
Application Software	4.12%
Building Products	3.58%
Internet Software & Services	3.49%
Household Appliances	3.13%
Paper Packaging	2.93%
Auto Parts & Equipment	2.50%
Real Estate Services	2.29%
Semiconductor Equipment	2.29%
Data Processing & Outsourced Services	2.12%
Multi-line Insurance	1.97%
Other Industries (each less than 1%)	0.94%

99.58%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	17

ICON Long/Short Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?
A.

The ICON Long/Short Fund (the Fund) Class S returned 34.39% for the fiscal year ending September 30, 2017, while its benchmark, the S&P Composite 1500 Index, returned 18.61%. Total returns for other periods and additional Class shares as of September 30, 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

A year ago in this Overview, we noted our optimism regarding the continuation of the now 8 1⁄2 year old bull market. Expecting the market to advance during fiscal year 2017, the Fund held minimal cash to participate in the potential upside. There was a significant inflow of cash into the Fund in late March 2017 that was gradually invested over the next four months. Sector weights also contributed to the Fund’s outperformance of its benchmark. The largest sector weights were Financials, Information Technology, Consumer Discretionary, Health Care, Materials and Industrials. With Financials, Information Technology, Industrials, Materials and Health Care ranking as the top five S&P sector performers over the 12-month period, these overweight positions contributed positively to the Fund’s relative performance. The Fund held just a 0.33% weight in Real Estate and did not own stocks in four of the 11 S&P sectors, avoiding Energy altogether, which was particularly rewarding.

Q.	How did the Fund’s composition affect performance?
A.

Because we saw considerable upside market potential during fiscal year 2017, the Fund held no short positions. We believe our long positions served the Fund well this year. The five biggest contributors to Fund performance were Bank of America Corp., SVB Financial Group, Wyndham Worldwide Corp., Skyworks Solutions, Inc. and Celgene Corp. Bank of America Corp. and SVB Financial Group are in the Financials sector. Wyndham Worldwide Corp. is in the Consumer Discretionary sector, Skyworks Solutions, Inc. is in the Information Technology sector and Celgene Corp. is in the Health Care sector.

Only five stocks posted negative returns while held in the Fund and detracted from performance: Ulta Beauty, Inc., Amazon.com Inc., Ashland Global Holdings Inc., Universal Health Services, Inc. and Cavium, Inc. Ulta Beauty, Inc. and Amazon.com Inc. are in the Consumer Discretionary sector, while the other three are in Materials, Financials and Information Technology, respectively. Amazon.com Inc. and Ashland Global Holdings Inc. have been sold. The other three remain in the portfolio.

Q.	What is your investment outlook for the overall market?
A.

As of September 30, 2017, ICON’s valuation model shows a value-to-price (V/P) ratio of 1.00 for the overall market. In other words, we believe stock prices, on average, are equal to our estimate of fair value. We are not seeing over-pricing and other indications or behaviors typical of market peaks. In terms of upside potential we do not expect the excess returns available when the broad market is priced at a discount to fair value.

18	www.iconfunds.com

ICON Long/Short Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Long/Short Fund - Class S	5/6/04	34.39%	11.53%	3.57%	5.62%	1.63%	1.28%
ICON Long/Short Fund - Class C	10/17/02	32.91%	10.36%	2.49%	6.03%	2.76%	2.33%
ICON Long/Short Fund - Class A	5/31/06	33.98%	11.20%	3.26%	3.96%	1.95%	1.58%
ICON Long/Short Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	26.26%	9.89%	2.65%	3.42%	1.95%	1.58%
S&P Composite 1500 Index		18.61%	14.29%	7.63%	8.74%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Long/Short Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Long/Short Fund’s other share classes will vary due to differences in charges and expenses. The Long/Short Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2017	19

ICON Long/Short Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Common Stocks (99.29%)
Application Software (2.73%)
Adobe Systems, Inc.(a)	4,200	$ 626,556

Auto Parts & Equipment (1.37%)
Magna International, Inc.	5,900	314,942

Biotechnology (7.89%)
Celgene Corp.(a)	7,300	1,064,486
Vertex Pharmaceuticals, Inc.(a)	4,900	744,996

		1,809,482

Building Products (3.08%)
Masco Corp.	18,100	706,081

Construction Materials (6.17%)
Eagle Materials, Inc.	6,100	650,870
Martin Marietta Materials, Inc.	3,700	763,051

		1,413,921

Data Processing & Outsourced Services (7.16%)
Mastercard, Inc., Class A	8,000	1,129,600
Total System Services, Inc.	7,800	510,900

		1,640,500

Diversified Banks (8.81%)
Bank of America Corp.	70,700	1,791,538
JPMorgan Chase & Co.	2,400	229,224

		2,020,762

Health Care Facilities (1.21%)
Universal Health Services, Inc., Class B	2,500	277,350

Home Improvement Retail (2.35%)
Home Depot, Inc.	3,300	539,748

Homebuilding (4.21%)
PulteGroup, Inc.	35,300	964,749

Hotels, Resorts & Cruise Lines (6.72%)
Royal Caribbean Cruises, Ltd.	6,600	782,364
Wyndham Worldwide Corp.	7,200	758,952

		1,541,316

Household Appliances (3.06%)
Whirlpool Corp.	3,800	700,872

Insurance Brokers (2.68%)
Arthur J Gallagher & Co.	10,000	615,500

Internet Software & Services (1.70%)
SINA Corp.(a)	3,400	389,810

Multi-line Insurance (1.45%)
American International Group, Inc.	5,400	331,506

	Shares or Principal Amount	Value
Pharmaceuticals (4.14%)
Jazz Pharmaceuticals PLC(a)	6,500	$ 950,625

Regional Banks (14.59%)
Fifth Third Bancorp	29,400	822,612
First Commonwealth Financial Corp.	35,500	501,615
Signature Bank(a)	9,200	1,177,968
SVB Financial Group(a)	4,500	841,905

		3,344,100

Semiconductor Equipment (1.70%)
Applied Materials, Inc.	7,500	390,675

Semiconductors (16.99%)
Broadcom, Ltd.	900	218,286
Cavium, Inc.(a)	9,500	626,430
Cypress Semiconductor Corp.	48,800	732,976
Micron Technology, Inc.(a)	18,900	743,337
Qorvo, Inc.(a)	6,300	445,284
Skyworks Solutions, Inc.	11,100	1,131,090

		3,897,403

Specialty Stores (1.28%)
Ulta Beauty, Inc.(a)	1,300	293,878

Total Common Stocks (Cost $17,195,213)		22,769,776

Total Investments (99.29%) (Cost $17,195,213)		$22,769,776

Other Assets Less Liabilities (0.71%)		163,498

Net Assets (100.00%)		$22,933,274

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.
20	www.iconfunds.com

ICON Long/Short Fund	Schedule of Investments
September 30, 2017

Sector Composition (September 30, 2017)

Information Technology	30.28%
Financial	27.53%
Consumer Discretionary	18.99%
Health Care	13.24%
Materials	6.17%
Industrials	3.08%

99.29%

Percentages are based upon common stocks as a percentage of  net assets.

Industry Composition (September 30, 2017)

Semiconductors	16.99%
Regional Banks	14.59%
Diversified Banks	8.81%
Biotechnology	7.89%
Data Processing & Outsourced Services	7.16%
Hotels, Resorts & Cruise Lines	6.72%
Construction Materials	6.17%
Homebuilding	4.21%
Pharmaceuticals	4.14%
Building Products	3.08%
Household Appliances	3.06%
Application Software	2.73%
Insurance Brokers	2.68%
Home Improvement Retail	2.35%
Internet Software & Services	1.70%
Semiconductor Equipment	1.70%
Multi-line Insurance	1.45%
Auto Parts & Equipment	1.37%
Specialty Stores	1.28%
Health Care Facilities	1.21%

99.29%

Percentages are based upon common stocks as a percentage of  net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	21

ICON Opportunities Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?
A.

The ICON Opportunities Fund (the Fund) returned 29.75% for the fiscal year ending September 30, 2017, while its benchmark, the S&P Small-Cap 600 Total Return Index, returned 21.05%. Total returns for other periods as of September 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

A year ago in this Overview, we noted our optimism regarding the continuation of the now 8 1⁄2 year old bull market. Expecting the market to advance during fiscal year 2017, the Fund held minimal cash to participate in the potential upside. Sector weights were also a primary factor contributing to the Fund’s outperformance of its benchmark. The largest sector weights were Information Technology, Consumer Discretionary, Financials, Health Care, Industrials and Materials. With Financials, Information Technology, Industrials, Materials and Health Care ranking as the top five S&P sector performers over the 12-month period, these overweight positions contributed positively to the Fund’s relative performance. The Fund did not own stocks in five of the 11 S&P sectors: Energy, Consumer Staples, Telecommunication Services, Real Estate or Utilities. Avoiding Energy and Consumer Staples, the two lowest performing S&P sectors (indeed, Energy showed negative returns for fiscal year 2017), was particularly rewarding.

Q.	How did the Fund’s composition affect performance?
A.

The five stocks contributing the most to returns were IPG Photonics Corp., Coherent, Inc., Teradyne, Inc., Modine Manufacturing Co. and Nutrisystems, Inc. The first three are in the Information Technology sector while the last two are in Consumer Discretionary.

Five stocks with negative returns while held in the Fund detracted the most from performance: Finisar Corp, Acadia Healthcare Co., Inc., Impax Laboratories, Inc., Fabrinet and CPI Card Group Inc. Finisar Corp, Fabrinet and CPI Card Group Inc. are in the Information Technology sector while Acadia Healthcare Co., Inc. and Impax Laboratories, Inc. are in Healthcare. Acadia Healthcare Co., Inc. and CPI Card Group Inc. have been sold. As this Annual Report goes to press, the other three remain in the portfolio.

Q.	What is your investment outlook for the overall market?
A.

As of September 30, 2017, ICON’s valuation model shows a value-to-price (V/P) ratio of 1.00 for the overall market. In other words, we believe stock prices, on average, are equal to our estimate of fair value. We are not seeing over-pricing and other indications or behaviors typical of market peaks. In terms of upside potential, we do not expect the excess returns available when the broad market is priced at a discount to fair value.

22	www.iconfunds.com

ICON Opportunities Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Year	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Opportunities Fund	9/28/12	29.75%	14.68%	14.67%	1.53%	1.51%
S&P Small Cap Total Return Index		21.05%	15.60%	15.58%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Opportunities Fund on the inception date of 9/28/12 to a $10,000 investment made in an unmanaged securities index on that date. The Opportunities Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2017	23

ICON Opportunities Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Common Stocks (99.63%)
Aerospace & Defense (1.85%)
Hexcel Corp.	6,255	$ 359,162

Auto Parts & Equipment (8.37%)
Modine Manufacturing Co.(a)	53,148	1,023,099
Tower International, Inc.	22,000	598,400

		1,621,499

Automobile Manufacturers (1.77%)
Winnebago Industries, Inc.	7,648	342,248

Biotechnology (2.51%)
Ligand Pharmaceuticals, Inc.(a)	3,575	486,736

Building Products (8.92%)
Armstrong World Industries, Inc.(a)	3,900	199,875
Builders FirstSource, Inc.(a)	43,500	782,565
PGT Innovations, Inc.(a)	49,900	746,005

		1,728,445

Communications Equipment (5.75%)
ARRIS International PLC(a)	5,700	162,393
CalAmp Corp.(a)	19,000	441,750
Finisar Corp.(a)	23,000	509,910

		1,114,053

Electronic Equipment & Instruments (4.71%)
Coherent, Inc.(a)	2,984	701,747
OSI Systems, Inc.(a)	2,300	210,151

		911,898

Electronic Manufacturing Services (7.24%)
Fabrinet(a)	13,400	496,604
IPG Photonics Corp.(a)	4,900	906,794

		1,403,398

Health Care Equipment (2.46%)
LivaNova PLC(a)	6,800	476,408

Health Care Services (1.98%)
BioTelemetry, Inc.(a)	11,600	382,800

Homebuilding (7.18%)
KB Home	35,000	844,200
M/I Homes, Inc.(a)	20,400	545,292

		1,389,492

Internet & Direct Marketing Retail (3.67%)
Nutrisystem, Inc.	12,700	709,930

Internet Software & Services (2.33%)
j2 Global, Inc.	6,114	451,702

Leisure Products (3.32%)
Brunswick Corp.	11,500	643,655

	Shares or Principal Amount	Value
Life & Health Insurance (1.25%)
CNO Financial Group, Inc.	10,400	$ 242,736

Life Sciences Tools & Services (1.67%)
Charles River Laboratories International, Inc.(a)	3,000	324,060

Paper Packaging (1.88%)
Avery Dennison Corp.	3,700	363,858

Pharmaceuticals (3.33%)
Impax Laboratories, Inc.(a)	16,255	329,977
Innoviva, Inc.(a)	22,329	315,286

		645,263

Property & Casualty Insurance (1.41%)
United Insurance Holdings Corp.	16,700	272,210

Regional Banks (8.33%)
Bank of the Ozarks, Inc.	6,700	321,935
First Commonwealth Financial Corp.	40,000	565,200
First Midwest Bancorp, Inc.	6,800	159,256
Webster Financial Corp.	10,800	567,540

		1,613,931

Semiconductor Equipment (5.81%)
Photronics, Inc.(a)	30,700	271,695
Teradyne, Inc.	22,909	854,277

		1,125,972

Semiconductors (9.11%)
CEVA, Inc.(a)	6,800	291,040
Cypress Semiconductor Corp.	19,400	291,388
Inphi Corp.(a)(b)	5,100	202,419
MACOM Technology Solutions Holdings, Inc.(a)(b)	10,594	472,598
Microsemi Corp.(a)	9,800	504,504

		1,761,949

Thrifts & Mortgage Finance (4.78%)
BofI Holding, Inc.(a)(b)	18,000	512,460
Essent Group, Ltd.(a)	10,200	413,100

		925,560

Total Common Stocks (Cost $13,949,171)		19,296,965

Collateral for Securities on Loan (6.27%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 1.01%	1,213,802	1,213,802

Total Collateral for Securities on Loan (Cost $1,213,802)		1,213,802

The accompanying notes are an integral part of the financial statements.
24	www.iconfunds.com

ICON Opportunities Fund	Schedule of Investments
September 30, 2017

Value
Total Investments (105.90%) (Cost $15,162,973)	$20,510,767

Liabilities Less Other Assets (-5.90%)	(1,141,365)

Net Assets (100.00%)	$19,369,402

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2017.

Sector Composition (September 30, 2017)

Information Technology	34.95%
Consumer Discretionary	24.31%
Financial	15.77%
Health Care	11.95%
Industrials	10.77%
Materials	1.88%

99.63%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2017)

Semiconductors	9.11%
Building Products	8.92%
Auto Parts & Equipment	8.37%
Regional Banks	8.33%
Electronic Manufacturing Services	7.24%
Homebuilding	7.18%
Semiconductor Equipment	5.81%
Communications Equipment	5.75%
Thrifts & Mortgage Finance	4.78%
Electronic Equipment & Instruments	4.71%
Internet & Direct Marketing Retail	3.67%
Pharmaceuticals	3.33%
Leisure Products	3.32%
Biotechnology	2.51%
Health Care Equipment	2.46%
Internet Software & Services	2.33%
Health Care Services	1.98%
Paper Packaging	1.88%
Aerospace & Defense	1.85%
Automobile Manufacturers	1.77%
Life Sciences Tools & Services	1.67%
Property & Casualty Insurance	1.41%
Life & Health Insurance	1.25%

99.63%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	25

ICON Risk-Managed Balanced Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?
A.

The Risk-Managed Balanced Fund (the Fund) Class S shares returned 10.53% for the fiscal year ended September 30, 2017. The S&P Composite 1500 Index returned 18.61% and the Balanced Blended Benchmark returned 11.30%. The Balanced Blended Benchmark is based on a weighting of 60% S&P 1500 Index and 40% Barclays Capital U.S. Universal Index, rebalanced monthly. Total returns for other periods and additional Class shares as of September 30, 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?
A.

According to our valuation methodology, we began fiscal year 2017 with an overall average value-to-price (V/P) ratio for the domestic market of 1.09, indicating we saw the domestic market priced roughly 9% below our estimate of fair value. Based on this outlook, we positioned the Fund with an approximate 55% equities / 45% fixed income allocation. Additionally, we implemented a hedge strategy by buying out-of-the-money S&P 500 put options in an attempt to reduce the effects of market volatility on the Fund. From the beginning of the fiscal year through the end of December 2016, the equity market produced a return of approximately 4% and the bond market fell by approximately 3%. Much of this movement was tied to the so-called “Trump Trade”, in which economically sensitive segments of the market were bought aggressively at the conclusion of the presidential election – the result of investors anticipating a more pro-growth and infrastructure oriented platform. While the Fund was able to mitigate losses in the bond market and participate in this rally, equity under-allocation and hedging losses resulted in underperformance relative to the benchmark in the last quarter of 2016.

Entering calendar year 2017, our equity valuation model viewed the overall broad domestic market as trading approximately 4% above our estimate of fair value. With low to negative return expectations, the Fund maintained an underweight position in equities over the course of the 9-month time frame. Furthermore, the Fund’s cash position likewise dragged on performance due to solid market returns in 2017.

The Fund’s fixed income holdings performed well with the bond market trading in a relatively narrow range. We continued our focus on credit spread risk with a particular focus on shorter duration. Our fixed income volatility remains relatively low and this contributed favorably to the Fund’s risk adjusted returns. Our use of closed-end fund arbitrage continued to be rewarded, as a number of these positions converted to open-end funds or liquidated, capturing the original discount to net asset value at which they had been acquired. This strategy has been a consistent contributor to alpha generation. Given our positioning, we tend to expect underperformance when rates fall aggressively and relative outperformance when rates rise.

Ultimately, over fiscal year 2017, while the Fund was able to produce positive risk adjusted returns, the Fund’s limited exposure to the equity market coupled with losses from its options positions resulted in underperformance relative to the benchmark.

Q.	How did the Fund’s composition affect performance?
A.

Focusing on the equity portion of the Fund, the largest sector relative contributors to performance over fiscal year 2017 were the Industrials, Energy, and Real Estate sectors. Sectors that relatively detracted from Fund performance include the Health Care, Consumer Discretionary, and Financials sectors. Of these three, the Health Care sector produced the largest negative total effect due to the Fund’s combination of both overweight positions and underperforming equity selections.

Moving to individual stock performance within the Fund, the largest positive contributors to performance were Orbital ATK, Inc., IPG Photonics Corp., SVB Financial Group, Broadcom, Ltd., and Mastercard, Inc. The five largest detractors from performance were Hertz Global Holdings, Inc., McKesson Corp., Hanesbrands, Inc., Allergan PLC, and O’Reilly Automotive, Inc.

Focusing on the fixed income portion of the Fund, we maintained a lower overall duration relative to the fixed income benchmark which helped over the course of the fiscal year as rates on the US 10-year Treasury increased from 1.60% to 2.33%. Additionally, the Fund produced strong bottom up bond selections and allocations towards both the preferred and closed-end fund segments of the market also helping relative performance.

The hedge structure of the Fund detracted from relative performance over the course of the fiscal year as an overall lack of volatility led to put option contracts losing value due to time decay. However, we did make an investment decision to reduce the Fund’s option-based hedge profile and utilized an increased cash balance which slightly reduced losses from this segment of the Fund.

Q.	What is your investment outlook?
A.

At the conclusion of fiscal year 2017, we believe the equity market has an overall average V/P ratio of 1.00, suggesting the market is trading in line with our estimate of fair value. With relatively muted return expectations, the Fund begins the new fiscal year with an underweight exposure to the equity market and increased cash position. Additionally, the Fund has a few out-of-the-money S&P 500 put options to provide additional protection should a volatility event occur. In the fixed income portion of the Fund, we continue to be selective in our individual bond holdings as credit spreads in numerous segments of the bond market are at levels we believe are excessively tight. We continue to see opportunities in the closed-end fund and preferred segments of the market and are continually looking for new ideas in both spaces. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

26	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Risk-Managed Balanced Fund - Class S	5/6/04	10.53%	6.50%	3.36%	4.43%	1.36%	1.29%
ICON Risk-Managed Balanced Fund - Class C	11/21/02	9.44%	5.46%	2.32%	4.44%	2.38%	2.29%
ICON Risk-Managed Balanced Fund - Class A	5/31/06	10.29%	6.26%	3.12%	3.87%	1.69%	1.54%
ICON Risk-Managed Balanced Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	3.96%	5.01%	2.51%	3.32%	1.69%	1.54%
S&P Composite 1500 Index		18.61%	14.29%	7.63%	8.74%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Risk-Managed Balanced Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Risk-Managed Balanced Fund’s other share classes will vary due to differences in charges and expenses. The Risk-Managed Balanced Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2017	27

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Corporate Bonds (24.09%)
Consumer Discretionary (2.02%)
Dollar Tree, Inc. 5.75%, 03/01/23	$250,000	$ 263,650
Lee Enterprises, Inc. 9.50%, 03/15/22(a)(b)	200,000	207,750
Mattamy Group Corp. 6.50%, 11/15/20(a)	100,000	102,000
Reliance Intermediate Holdings LP 6.50%, 04/01/23(a)	200,000	212,500

		785,900

Consumer Staples (1.09%)
Darling Ingredients, Inc. 5.38%, 01/15/22	100,000	103,750
Kraft Heinz Foods Co. 4.88%, 02/15/25(a)	300,000	320,590

		424,340

Energy (2.99%)
Andeavor 5.13%, 04/01/24	250,000	263,977
Concho Resources, Inc. 5.50%, 04/01/23	100,000	102,830
Energy Transfer LP / Regency Energy Finance Corp. 5.50%, 04/15/23	250,000	257,250
MPLX LP 5.50%, 02/15/23	400,000	411,600
Overseas Shipholding Group, Inc. 8.13%, 03/30/18(c)	125,000	127,813

		1,163,470

Financial (8.55%)
Berkshire Hathaway, Inc. 2.75%, 03/15/23	450,000	456,668
CBRE Services, Inc. 5.00%, 03/15/23	385,000	398,916
Citigroup, Inc. 6.88%, 06/01/25	250,000	303,581
GFI Group, Inc. 8.38%, 07/19/18	150,000	157,125
International Lease Finance Corp. 5.88%, 08/15/22	300,000	335,821
Prudential Financial, Inc. 3M US L + 5.00%, 06/15/38(d)	500,000	523,750
Raymond James Financial, Inc. 5.63%, 04/01/24	300,000	340,008
RBC U.S.A. Holdco Corp. 5.25%, 09/15/20	378,000	409,807
SAFG Retirement Services, Inc. 8.13%, 04/28/23	326,000	402,290

		3,327,966

Health Care (0.53%)
Hill-Rom Holdings, Inc. 5.75%, 09/01/23(a)	100,000	105,500

	Shares or Principal Amount	Value
Health Care (continued)
Molina Healthcare, Inc. 5.38%, 11/15/22	$100,000	$ 103,060

		208,560

Industrials (4.28%)
AECOM 5.75%, 10/15/22	250,000	260,500
Aircastle, Ltd. 5.00%, 04/01/23	200,000	214,000
Allegion PLC 5.88%, 09/15/23	540,000	583,187
Covanta Holding Corp. 6.38%, 10/01/22	89,000	91,448
Spirit AeroSystems, Inc. 5.25%, 03/15/22	500,000	519,483

		1,668,618

Information Technology (2.85%)
Amkor Technology, Inc. 6.38%, 10/01/22	100,000	103,305
Corning, Inc. 7.25%, 08/15/36	150,000	187,590
Micron Technology, Inc. 7.50%, 09/15/23	200,000	222,250
NXP BV / NXP Funding LLC 4.63%, 06/01/23(a)	300,000	322,500
Western Digital Corp. 7.38%, 04/01/23(a)	250,000	273,875

		1,109,520

Materials (0.72%)
FMG Resources (August 2006) Pty., Ltd. 9.75%, 03/01/22(a)	250,000	281,125

Real Estate (0.39%)
Select Income REIT 4.50%, 02/01/25	150,000	151,514

Utilities (0.67%)
DPL, Inc. 6.75%, 10/01/19	250,000	261,250

Total Corporate Bonds (Cost $9,418,783)		9,382,263

Convertible Corporate Bonds (1.30%)
Telecommunication Services (1.30%)
Clearwire Communications LLC / Clearwire Finance, Inc. 8.25%, 12/01/40(a)	500,000	505,000

Total Convertible Corporate Bonds (Cost $511,684)		505,000

The accompanying notes are an integral part of the financial statements.
28	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
U.S. Treasury Obligations (15.61%)
U.S. Treasury Bill 0.15%, 10/05/17(e)	$1,151,300	$1,151,231
U.S. Treasury Bond 2.25%, 02/15/27	800,000	794,812
U.S. Treasury Bond 1.50%, 08/15/26	1,000,000	935,977
U.S. Treasury Note 1.88%, 05/31/22	1,800,000	1,797,891
U.S. Treasury Note 1.25%, 08/31/19	400,000	398,250
U.S. Treasury Note 1.88%, 01/31/22	1,000,000	1,000,156

Total U.S. Treasury Obligations (Cost $6,091,624)		6,078,317

Common Stocks (45.26%)
Aerospace & Defense (0.69%)
Orbital ATK, Inc.	695	92,546
Rockwell Collins, Inc.	620	81,040
Spirit AeroSystems Holdings, Inc., Class A	1,200	93,264

		266,850

Application Software (0.41%)
CDK Global, Inc.	2,500	157,725

Asset Management & Custody Banks (0.28%)
Invesco, Ltd.	3,100	108,624

Auto Parts & Equipment (0.69%)
Magna International, Inc.	5,000	266,900

Automotive Retail (0.57%)
AutoZone, Inc.(f)	120	71,413
O’Reilly Automotive, Inc.(f)	700	150,759

		222,172

Biotechnology (1.23%)
AbbVie, Inc.	500	44,430
Celgene Corp.(f)	1,500	218,730
Ligand Pharmaceuticals, Inc.(f)	500	68,075
Shire PLC, ADR	1,000	153,140

		484,375

Brewers (0.10%)
Molson Coors Brewing Co., Class B	500	40,820

Broadcasting (0.18%)
CBS Corp., Class B	1,200	69,600

Building Products (1.20%)
Johnson Controls International PLC	6,800	273,972

	Shares or Principal Amount	Value
Building Products (continued)
Masco Corp.	5,000	$195,050

		469,022

Cable & Satellite (0.26%)
Comcast Corp., Class A	2,600	100,048

Commercial Printing (0.51%)
Deluxe Corp.	2,700	196,992

Commodity Chemicals (0.25%)
LyondellBasell Industries NV, Class A	1,000	99,050

Construction & Engineering (0.77%)
MasTec, Inc.(f)	6,500	301,600

Construction Machinery & Heavy Trucks (0.24%)
Allison Transmission Holdings, Inc.	2,500	93,825

Consumer Finance (1.39%)
Discover Financial Services	8,400	541,632

Data Processing & Outsourced Services (2.34%)
Mastercard, Inc., Class A	3,300	465,960
Visa, Inc., Class A	4,200	442,008

		907,968

Distillers & Vintners (0.26%)
Constellation Brands, Inc., Class A	500	99,725

Diversified Banks (0.46%)
Bank of America Corp.	7,000	177,380

Drug Retail (1.18%)
CVS Health Corp.	4,200	341,544
Walgreens Boots Alliance, Inc.	1,500	115,830

		457,374

Electric Utilities (0.38%)
NextEra Energy, Inc.	1,000	146,550

Electronic Manufacturing Services (1.47%)
Fabrinet(f)	6,200	229,772
IPG Photonics Corp.(f)	593	109,741
TE Connectivity, Ltd.	2,800	232,568

		572,081

Gold (0.56%)
Cia de Minas Buenaventura SAA, ADR	17,000	217,430

Health Care Equipment (0.78%)
Boston Scientific Corp.(f)	4,500	131,265
Edwards Lifesciences Corp.(f)	500	54,655
Zimmer Biomet Holdings, Inc.	1,000	117,090

		303,010

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	29

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Health Care Facilities (0.99%)
HCA Healthcare, Inc.(f)	2,500	$ 198,975
Universal Health Services, Inc., Class B	1,700	188,598

		387,573

Home Entertainment Software (0.27%)
Activision Blizzard, Inc.	700	45,157
Electronic Arts, Inc.(f)	500	59,030

		104,187

Home Improvement Retail (0.45%)
Lowe’s Cos., Inc.	2,200	175,868

Hotels, Resorts & Cruise Lines (0.42%)
Royal Caribbean Cruises, Ltd.	500	59,270
Wyndham Worldwide Corp.	1,000	105,410

		164,680

Household Appliances (0.24%)
Whirlpool Corp.	500	92,220

Housewares & Specialties (0.60%)
Newell Brands, Inc.	5,500	234,685

Industrial Machinery (0.23%)
Snap-on, Inc.	600	89,406

Internet Software & Services (1.96%)
Alphabet, Inc., Class C(f)	201	192,781
Facebook, Inc., Class A(f)	2,300	393,001
LogMeIn, Inc.	1,600	176,080

		761,862

Investment Banking & Brokerage (0.73%)
Goldman Sachs Group, Inc.	1,200	284,628

IT Consulting & Other Services (0.37%)
Cognizant Technology Solutions Corp., Class A	2,000	145,080

Leisure Products (0.72%)
Brunswick Corp.	5,000	279,850

Life & Health Insurance (0.47%)
Lincoln National Corp.	2,500	183,700

Life Sciences Tools & Services (0.58%)
Thermo Fisher Scientific, Inc.	1,200	227,040

Managed Health Care (0.65%)
Aetna, Inc.	1,000	159,010
Cigna Corp.	500	93,470

		252,480

Movies & Entertainment (1.46%)
Time Warner, Inc.	1,500	153,675
Twenty-First Century Fox, Inc., Class A	9,000	237,420

	Shares or Principal Amount	Value
Movies & Entertainment (continued)
Walt Disney Co.	1,800	$177,426

		568,521

Multi-line Insurance (0.55%)
American International Group, Inc.	3,500	214,865

Multi-Sector Holdings (1.13%)
Berkshire Hathaway, Inc., Class B(f)	2,400	439,968

Multi-Utilities (0.97%)
CMS Energy Corp.	3,200	148,224
Sempra Energy	2,000	228,260

		376,484

Oil & Gas Equipment & Services (1.22%)
Schlumberger, Ltd.	2,800	195,328
U.S. Silica Holdings, Inc.(b)	9,000	279,630

		474,958

Oil & Gas Exploration & Production (2.83%)
Cimarex Energy Co.	3,100	352,377
Diamondback Energy, Inc.(f)	3,500	342,860
Range Resources Corp.	2,500	48,925
SRC Energy, Inc.(f)	37,000	357,790

		1,101,952

Oil & Gas Refining & Marketing (0.72%)
Marathon Petroleum Corp.	5,000	280,400

Packaged Foods & Meats (0.81%)
Tyson Foods, Inc., Class A	4,500	317,025

Paper Packaging (0.72%)
Graphic Packaging Holding Co.	20,000	279,000

Pharmaceuticals (2.71%)
Allergan PLC	2,100	430,395
Eli Lilly & Co.	1,200	102,648
Jazz Pharmaceuticals PLC(f)	2,000	292,500
Pfizer, Inc.	2,800	99,960
Roche Holding AG, Sponsored ADR	4,000	128,000

		1,053,503

Property & Casualty Insurance (0.51%)
XL Group, Ltd.	5,000	197,250

Railroads (0.86%)
Canadian Pacific Railway, Ltd.	2,000	336,060

Real Estate Services (0.29%)
CBRE Group, Inc., Class A(f)	3,000	113,640

Regional Banks (1.52%)
KeyCorp	9,000	169,380
Signature Bank(f)	2,600	332,904

The accompanying notes are an integral part of the financial statements.
30	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Regional Banks (continued)
SVB Financial Group(f)	500	$ 93,545

		595,829

Restaurants (0.12%)
McDonald’s Corp.	300	47,004

Semiconductors (2.02%)
Broadcom, Ltd.	2,000	485,080
Cavium, Inc.(f)	3,000	197,820
Skyworks Solutions, Inc.	1,000	101,900

		784,800

Soft Drinks (0.21%)
Monster Beverage Corp.(f)	1,500	82,875

Technology Hardware, Storage & Peripherals (0.67%)
Apple, Inc.	1,700	262,004

Tires & Rubber (0.51%)
Goodyear Tire & Rubber Co.	6,000	199,500

Trading Companies & Distributors (0.26%)
Air Lease Corp.	2,401	102,331

Wireless Telecommunication Services (0.29%)
T-Mobile U.S., Inc.(f)	1,800	110,988

Total Common Stocks (Cost $15,255,881)		17,622,969

Preferred Stocks (2.10%)
Diversified Banks (0.33%)
Wells Fargo & Co., Series V 6.00%(g)	4,952	130,980

Diversified REITs (0.69%)
Gramercy Property Trust, Series A 7.13%(c)(g)	10,081	267,449

Property & Casualty Insurance (0.62%)
Argo Group U.S., Inc. 6.50%, 09/15/42	9,523	240,265

Reinsurance (0.46%)
Maiden Holdings North America, Ltd. 7.75%, 12/01/43	6,794	177,799

Total Preferred Stocks (Cost $822,336)		816,493

	Shares or Principal Amount	Value
Closed-End Mutual Funds (6.82%)
Alpine Total Dynamic Dividend Fund	12,021	$ 108,189
Asia Pacific Fund, Inc.	4,353	60,420
Blackstone / GSO Senior Floating Rate Term Fund	7,221	126,945
Clough Global Opportunities Fund	1,500	16,740
Deutsche High Income Opportunities Fund, Inc.	4,661	70,521
Deutsche Multi-Market Income Trust	45,019	403,370
Eaton Vance High Income 2021 Target Term Trust	14,057	142,819
Federated Premier Intermediate Municipal Income Fund(c)	23,077	314,078
First Trust Senior Floating Rate 2022 Target Term Fund	4,073	39,467
Lazard Global Total Return and Income Fund, Inc.	2,872	48,135
Lazard World Dividend & Income Fund, Inc.	1,584	17,947
Madison Covered Call & Equity Strategy Fund	41,590	326,481
Madison Strategic Sector Premium Fund	13,858	166,573
MFS Investment Grade Municipal Trust	5,675	56,693
Morgan Stanley Emerging Markets Fund, Inc.	300	5,232
Morgan Stanley Income Securities, Inc.(c)	27,489	503,049
Nuveen High Income December 2018 Target Term Fund	17,721	177,919
Nuveen High Income December 2019 Target Term Fund	7,122	72,075

Total Closed-End Mutual Funds (Cost $2,599,304)		2,656,653

Exchange Traded Funds (1.00%)
iShares Currency Hedged MSCI Eurozone ETF(b)	6,500	195,715
iShares Europe ETF	4,100	192,167

Total Exchange Traded Funds (Cost $354,053)		387,882

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	31

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2017

Underlying Security/Expiration Date/Exercise Price/ Notional Amount	Contracts	Value
Put Options Purchased (0.00%)(h)
S&P 500 Index 10/20/17, 2,300, $3,779,040	15	$ 1,350

Total Put Options Purchased (Cost $41,526)		1,350

	Shares or Principal Amount	Value
Collateral for Securities on Loan (1.40%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 1.01%	546,525	546,525

Total Collateral for Securities on Loan (Cost $546,525)		546,525

Total Investments (97.58%) (Cost $35,641,716)		$37,997,452

Other Assets Less Liabilities (2.42%)		942,107

Net Assets (100.00%)		$38,939,559

Investment Abbreviations:

ADR - American Depositary Receipt

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

Libor Rates:

3M US L - 3 Month LIBOR as of September 30, 2017 was 1.33%

(a)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2017, these securities had a total aggregate market value of $2,330,840.

(b)	All or a portion of the security was on loan as of September 30, 2017.
(c)	These securities are considered, by management, to be illiquid. The aggregate value of these securities at September 30, 2017 was $1,212,389, which represent 3.11% of the Fund’s net assets.
(d)

Floating or variable rate security. The reference rate is described above. The Rate in effect as of September 30, 2017 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(e)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(f)	Non-income producing security.
(g)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Sector Composition (September 30, 2017)

Financials	17.00%
Government	15.61%
Information Technology	12.36%
Industrials	9.04%
Consumer Discretionary	8.24%
Energy	7.76%
Health Care	7.47%
Consumer Staples	3.65%
Materials	2.25%
Utilities	2.02%
Telecommunication Services	1.59%
Real Estate	1.37%

88.36%

Percentages are based upon common stocks, preferred stocks, corporate bonds, convertible corporate bonds, and U.S. Treasury obligations as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
32	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Schedule of Investments
September 30, 2017

Industry Composition (September 30, 2017)

Sovereigns	15.61%
Semiconductors	3.42%
Oil & Gas Exploration & Production	3.09%
Pharmaceuticals	2.71%
Building Products	2.70%
Regional Banks	2.57%
Data Processing & Outsourced Services	2.34%
Multi-Sector Holdings	2.30%
Aerospace & Defense	2.02%
Investment Banking & Brokerage	2.01%
Internet Software & Services	1.96%
Life & Health Insurance	1.82%
Diversified Banks	1.57%
Electronic Manufacturing Services	1.47%
Movies & Entertainment	1.46%
Construction & Engineering	1.44%
Oil & Gas Refining & Marketing	1.40%
Oil & Gas Storage & Transportation	1.39%
Consumer Finance	1.39%
Technology Hardware, Storage & Peripherals	1.37%
Wireless Telecommunications Services	1.30%
Biotechnology	1.23%
Oil & Gas Equipment & Services	1.22%
Drug Retail	1.18%
Property & Casualty Insurance	1.13%
Diversified REITs	1.08%
Health Care Equipment	1.05%
Financial Services	1.03%
Real Estate	1.03%
Other Industries (each less than 1%)	24.07%

88.36%

Percentages are based upon common stocks, preferred stocks, corporate bonds, convertible corporate bonds, and U.S. Treasury obligations as a percentage of net assets.

Credit Diversification (September 30, 2017)

Aaa	15.60%
Baa3	7.83%
Baa1	3.17%
Baa2	3.13%
Ba1	2.35%
Ba2	1.63%
Ba3	1.61%
B3	1.30%
Aa2	1.17%
A3	1.05%
B1	1.03%
B2	0.80%
Caa1	0.33%

Total:	41.00%

Percentages are based upon U.S. Treasury obligations, corporate and convertible corporate bond investments as a percentage of net assets. Ratings based on Moody’s Investors Service, Inc.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	33

ICON Diversified Funds	Statements of Assets and Liabilities
September 30, 2017

	ICON Bond Fund	ICON Equity Income Fund	ICON Fund
Assets
Investments, at cost	$87,548,763	$83,518,341	$37,337,901

Investments, at value(a)	87,372,359	88,877,656	50,487,571
Cash and cash equivalents	1,276,458	649,878	–
Foreign currency, at value (Cost $–, $10,036 and $–, respectively)	–	10,046	–
Receivables:
Investments sold	587,966	1,032,355	383,892
Fund shares sold	129,865	158,393	32,927
Expense reimbursements due from Adviser	36,784	44,497	1,665
Interest	1,056,763	71,254	–
Dividends	55,316	446,724	30,775
Foreign tax reclaims	–	7,311	–
Other assets	14,810	18,199	13,102

Total assets	90,530,321	91,316,313	50,949,932

Liabilities
Payables:
Payable for collateral received on securities loaned	1,134,685	2,793,426	–
Loan payable, at value (Cost $–, $– and $108,660)	–	–	108,660
Investments purchased	1,147,085	1,063,824	–
Fund shares redeemed	39,643	115,962	44,721
Distributions due to shareholders	25,564	41,830	–
Advisory fees	43,275	52,638	30,793
Transfer agent fees	14,353	33,729	14,489
Fund accounting fees	12,279	9,591	4,529
Accrued distribution fees	3,421	15,535	11,340
Trustee fees and expenses	4,821	5,007	2,901
Administration fees	3,607	3,510	2,052
Accrued expenses	36,759	35,707	27,772

Total liabilities	2,465,492	4,170,759	247,257

Net Assets - all share classes	$88,064,829	$87,145,554	$50,702,675

Net Assets - Class S	$80,467,130	$57,061,609	$32,883,093

Net Assets - Class C	$3,739,052	$15,877,501	$12,663,477

Net Assets - Class A	$3,858,647	$14,206,444	$5,156,105

Net Assets Consists of
Paid-in capital	$90,387,284	$97,130,671	$56,455,649
Accumulated undistributed net investment income/(loss)	59,375	212,745	(155,596)
Accumulated undistributed net realized gain/(loss)	(2,205,426)	(15,557,187)	(18,747,048)
Unrealized appreciation/(depreciation)	(176,404)	5,359,325	13,149,670

Net Assets	$88,064,829	$87,145,554	$50,702,675

Shares outstanding (unlimited shares authorized, no par value)
Class S	8,528,837	3,240,988	1,760,401
Class C	394,559	893,915	774,861
Class A	410,849	808,873	293,007
Net asset value (offering and redemption price per share)
Class S	$9.43	$17.61	$18.68
Class C	$9.48	$17.76	$16.34
Class A	$9.39	$17.56	$17.60
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$9.86	$18.63	$18.67

(a) Includes securities on loan of	$1,097,497	$2,739,447	$–

The accompanying notes are an integral part of the financial statements.
34	www.iconfunds.com

ICON Diversified Funds	Statements of Assets and Liabilities
September 30, 2017

	ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund

Assets
Investments, at cost	$17,195,213	$15,162,973	$35,641,716

Investments, at value(a)	22,769,776	20,510,767	37,997,452
Cash and cash equivalents	126,322	98,008	1,578,575
Receivables:
Investments sold	–	–	73,383
Fund shares sold	103,612	9,320	53,831
Expense reimbursements due from Adviser	13,433	3,407	10,077
Interest	–	–	157,215
Dividends	18,223	2,814	17,765
Foreign tax reclaims	–	–	–
Other assets	10,138	8,415	11,252

Total assets	23,041,504	20,632,731	39,899,550

Liabilities
Payables:
Payable for collateral received on securities loaned	–	1,213,802	546,525
Investments purchased	–	–	279,633
Fund shares redeemed	43,452	2,088	23,091
Distributions due to shareholders	–	–	5,124
Advisory fees	15,607	11,335	23,663
Transfer agent fees	13,706	6,156	19,575
Fund accounting fees	2,752	3,169	11,504
Accrued distribution fees	5,141	–	14,777
Trustee fees and expenses	1,308	1,063	2,213
Administration fees	918	755	1,577
Accrued expenses	25,346	24,961	32,309

Total liabilities	108,230	1,263,329	959,991

Net Assets - all share classes	$22,933,274	$19,369,402	$38,939,559

Net Assets - Class S	$11,259,337	$–	$15,272,339

Net Assets - Class C	$4,670,919	$–	$16,583,185

Net Assets - Class A	$7,003,018	$–	$7,084,035

Net Assets Consists of
Paid-in capital	$38,341,885	$13,970,800	$48,402,351
Accumulated undistributed net investment income/(loss)	(109,773)	(103,428)	11,935
Accumulated undistributed net realized gain/(loss)	(20,873,401)	154,236	(11,830,463)
Unrealized appreciation/(depreciation)	5,574,563	5,347,794	2,355,736

Net Assets	$22,933,274	$19,369,402	$38,939,559

Shares outstanding (unlimited shares authorized, no par value)		1,025,694
Class S	448,051	–	970,100
Class C	211,025	–	1,149,964
Class A	287,862	–	461,274
Net asset value (offering and redemption price per share)		$18.88
Class S	$25.13	$–	$15.74
Class C	$22.13	$–	$14.42
Class A	$24.33	$–	$15.36
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$25.81	$–	$16.30

(a) Includes securities on loan of	$–	$1,187,477	$538,567

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	35

ICON Diversified Funds	Statements of Operations
Year Ended September 30, 2017

	ICON Bond Fund	ICON Equity Income Fund	ICON Fund

Investment Income
Interest	$2,926,277	$228,407	$859
Dividends	819,644	3,361,398	519,179
Foreign taxes withheld	–	(105,329)	(3,553)
Income from securities lending, net	4,222	186,251	–
Other income	125,557	18,000	–

Total investment income	3,875,700	3,688,727	516,485

Expenses
Advisory fees	494,966	597,129	364,161
Administration fees	41,127	39,719	24,213
Transfer agent fees	50,154	93,518	52,436
Distribution fees:
Class C	35,054	134,434	122,410
Class A	12,842	36,540	13,194
Registration fees	42,614	46,371	41,976
Audit and tax service expense	20,189	20,433	17,753
Fund accounting fees	41,313	36,068	19,328
Trustee fees and expenses	18,122	17,962	10,838
Insurance expense	7,237	5,710	3,583
Custody fees	9,435	8,073	3,656
Printing fees	13,561	16,790	10,784
Interest expense	71	12	1,513
Recoupment of previously reimbursed expenses	–	11,228	2,452
Other expenses	42,584	35,305	25,365

Total expenses before expense reimbursement	829,269	1,099,292	713,662
Expense reimbursement by Adviser due to expense limitation agreement	(162,616)	(92,199)	(16,031)

Net Expenses	666,653	1,007,093	697,631

Net Investment Income/(Loss)	3,209,047	2,681,634	(181,146)

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments and foreign currency translations	(397,218)	4,311,704	1,912,935
Long-term capital gain distributions from other investment companies	701,891	880,899	–

	304,673	5,192,603	1,912,935

Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(1,372,818)	3,717,072	11,527,848

	(1,372,818)	3,717,072	11,527,848

Net realized and unrealized gain/(loss)	(1,068,145)	8,909,675	13,440,783

Net Increase/(Decrease) in Net Assets Resulting From Operations	$2,140,902	$11,591,309	$13,259,637

The accompanying notes are an integral part of the financial statements.
36	www.iconfunds.com

ICON Diversified Funds	Statements of Operations
Year Ended September 30, 2017

	ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund

Investment Income
Interest	$1,006	$113	$528,082
Dividends	211,340	111,190	466,866
Foreign taxes withheld	(608)	–	(1,660)
Income from securities lending, net	68	5,065	5,846
Other income	–	–	10,925

Total investment income	211,806	116,368	1,010,059

Expenses
Advisory fees	168,681	129,328	287,763
Administration fees	9,898	8,601	19,122
Transfer agent fees	45,387	24,133	62,169
Distribution fees:
Class C	44,619	–	153,277
Class A	15,540	–	19,316
Registration fees	38,238	17,464	41,033
Audit and tax service expense	19,703	17,437	22,288
Fund accounting fees	8,915	9,070	28,334
Trustee fees and expenses	4,478	3,930	8,383
Insurance expense	1,140	1,403	3,834
Custody fees	2,847	3,485	7,930
Printing fees	5,700	7,818	8,628
Interest expense	558	431	488
Recoupment of previously reimbursed expenses	590	18,916	344
Other expenses	14,385	11,669	24,360

Total expenses before expense reimbursement	380,679	253,685	687,269
Expense reimbursement by Adviser due to expense limitation agreement	(66,063)	(3,673)	(53,919)

Net Expenses	314,616	250,012	633,350

Net Investment Income/(Loss)	(102,810)	(133,644)	376,709

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments and foreign currency translations	558,053	255,312	1,020,863
Written options	–	–	26,394
Long-term capital gain distributions from other investment companies	–	–	192,193

	558,053	255,312	1,239,450

Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	5,059,321	4,385,735	1,967,456

	5,059,321	4,385,735	1,967,456

Net realized and unrealized gain/(loss)	5,617,374	4,641,047	3,206,906

Net Increase/(Decrease) in Net Assets Resulting From Operations	$5,514,564	$4,507,403	$3,583,615

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	37

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Bond Fund		ICON Equity Income Fund

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

Operations
Net investment income/(loss)	$3,209,047	$3,020,741	$2,681,634	$ 1,889,298
Net realized gain/(loss)	(397,218)	240,106	4,311,704	(994,699)
Net realized gain/(loss) on long-term capital gain distributions from other investment companies	701,891	7,949	880,899	987
Change in net unrealized appreciation/(depreciation)	(1,372,818)	2,838,297	3,717,072	5,024,516

Net increase/(decrease) in net assets resulting from operations	2,140,902	6,107,093	11,591,309	5,920,102

Dividends and Distributions to Shareholders
Net investment income
Class S	(2,969,591)	(2,609,859)	(1,775,156)	(1,164,475)
Class C	(127,097)	(127,022)	(329,600)	(220,158)
Class A	(194,557)	(213,454)	(437,435)	(536,706)

Net decrease from dividends and distributions	(3,291,245)	(2,950,335)	(2,542,191)	(1,921,339)

Fund Share Transactions
Shares sold
Class S	30,021,531	23,652,490	29,442,641	22,323,535
Class C	852,689	2,037,494	6,193,719	4,965,537
Class A	1,653,201	3,634,359	3,883,597	5,435,514
Reinvested dividends and distributions
Class S	2,665,363	2,285,962	1,707,580	1,105,137
Class C	106,129	92,020	284,548	167,115
Class A	125,313	108,802	372,453	459,085
Shares repurchased
Class S	(27,853,530)	(25,213,749)	(17,771,448)	(10,457,028)
Class C	(1,757,578)	(1,852,274)	(2,642,506)	(2,082,558)
Class A	(3,943,785)	(5,687,994)	(8,549,319)	(3,382,907)

Net increase/(decrease) from fund share transactions	1,869,333	(942,890)	12,921,265	18,533,430

Total net increase in net assets	718,990	2,213,868	21,970,383	22,532,193

Net Assets
Beginning of year	87,345,839	85,131,971	65,175,171	42,642,978

End of year	$88,064,829	$87,345,839	$87,145,554	$ 65,175,171

Accumulated undistributed net investment income/(loss)	$59,375	$123,417	$212,745	$ 31,918

Transactions in Fund Shares
Shares sold
Class S	3,177,562	2,542,262	1,767,858	1,471,811
Class C	90,115	218,630	366,818	323,130
Class A	176,894	394,911	232,232	358,450
Issued to shareholders in reinvestment of distributions
Class S	282,927	245,654	100,137	73,747
Class C	11,215	9,850	16,505	11,022
Class A	13,352	11,757	21,926	30,748
Shares repurchased
Class S	(2,956,814)	(2,710,665)	(1,052,089)	(706,603)
Class C	(185,691)	(197,764)	(157,844)	(138,110)
Class A	(420,853)	(619,858)	(522,274)	(224,896)

Net increase/(decrease)	188,707	(105,223)	773,269	1,199,299

Shares outstanding, beginning of year	9,145,538	9,250,761	4,170,507	2,971,208

Shares outstanding, end of year	9,334,245	9,145,538	4,943,776	4,170,507

The accompanying notes are an integral part of the financial statements.
38	www.iconfunds.com

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Fund		ICON Long/Short Fund

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

Operations
Net investment income/(loss)	$(181,146)	$28,353	$(102,810)	$ (19,017)
Net realized gain/(loss)	1,912,935	(1,328,436)	558,053	67,924
Change in net unrealized appreciation/(depreciation)	11,527,848	1,797,942	5,059,321	8,849

Net increase/(decrease) in net assets resulting from operations	13,259,637	497,859	5,514,564	57,756

Fund Share Transactions
Shares sold
Class S	8,371,228	1,519,056	4,418,722	1,759,878
Class C	737,337	455,017	231,078	196,083
Class A	726,755	356,458	2,993,488	635,346
Shares repurchased
Class S	(12,871,498)	(6,734,706)	(2,770,776)	(11,978,015)
Class C	(2,880,211)	(2,714,880)	(1,023,107)	(2,239,810)
Class A	(2,547,491)	(1,906,267)	(3,071,503)	(4,472,867)

Net increase/(decrease) from fund share transactions	(8,463,880)	(9,025,322)	777,902	(16,099,385)

Total net increase/(decrease) in net assets	4,795,757	(8,527,463)	6,292,466	(16,041,629)

Net Assets
Beginning of year	45,906,918	54,434,381	16,640,808	32,682,437

End of year	$50,702,675	$45,906,918	$22,933,274	$ 16,640,808

Accumulated undistributed net investment income/(loss)	$(155,596)	$–	$(109,773)	$ (6,963)

Transactions in Fund Shares
Shares sold
Class S	507,732	108,905	192,376	98,051
Class C	48,906	37,939	11,293	11,912
Class A	45,694	27,328	138,114	36,303
Shares repurchased
Class S	(800,369)	(492,502)	(124,649)	(652,902)
Class C	(198,758)	(223,446)	(53,192)	(139,906)
Class A	(165,063)	(147,621)	(142,928)	(256,603)

Net increase/(decrease)	(561,858)	(689,397)	21,014	(903,145)

Shares outstanding, beginning of year	3,390,127	4,079,524	925,924	1,829,069

Shares outstanding, end of year	2,828,269	3,390,127	946,938	925,924

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	39

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Opportunities Fund		ICON Risk-Managed Balanced Fund

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

Operations
Net investment income/(loss)	$(133,644)	$(27,160)	$376,709	$ 503,738
Net realized gain/(loss)	255,312	143,820	1,047,257	121,100
Net realized gain/(loss) on long-term capital gain distributions from other investment companies	–	–	192,193	11,386
Change in net unrealized appreciation/(depreciation)	4,385,735	1,036,666	1,967,456	1,179,154

Net increase/(decrease) in net assets resulting from operations	4,507,403	1,153,326	3,583,615	1,815,378

Dividends and Distributions to Shareholders
Net investment income	–	–
Class S	–	–	(228,027)	(301,369)
Class C	–	–	(107,326)	(60,049)
Class A	–	–	(98,195)	(92,328)
Net realized gains	(221,532)	(10,170)

Net decrease from dividends and distributions	(221,532)	(10,170)	(433,548)	(453,746)

Fund Share Transactions
Shares sold	2,342,771	6,108,876
Class S	–	–	5,789,710	15,411,061
Class C	–	–	4,874,335	7,253,783
Class A	–	–	742,396	4,152,730
Reinvested dividends and distributions	221,332	10,162
Class S	–	–	209,620	259,419
Class C	–	–	94,575	46,376
Class A	–	–	90,299	79,762
Shares repurchased	(3,539,469)	(2,250,264)
Class S	–	–	(12,045,261)	(22,982,522)
Class C	–	–	(4,806,459)	(5,595,969)
Class A	–	–	(3,493,476)	(3,836,027)

Net increase/(decrease) from fund share transactions	(975,366)	3,868,774	(8,544,261)	(5,211,387)

Total net increase/(decrease) in net assets	3,310,505	5,011,930	(5,394,194)	(3,849,755)

Net Assets
Beginning of year	16,058,897	11,046,967	44,333,753	48,183,508

End of year	$19,369,402	$16,058,897	$38,939,559	$ 44,333,753

Accumulated undistributed net investment income/(loss)	$(103,428)	$(30,697)	$11,935	$ 68,236

The accompanying notes are an integral part of the financial statements.
40	www.iconfunds.com

ICON Diversified Funds	Statements of Changes in Net Assets

	ICON Opportunities Fund		ICON Risk-Managed Balanced Fund

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

Transactions in Fund Shares
Shares sold	139,548	426,361
Class S	–	–	386,228	1,094,151
Class C	–	–	350,409	554,021
Class A	–	–	50,434	298,768
Issued to shareholders in reinvestment of distributions	13,488	753
Class S	–	–	13,840	18,182
Class C	–	–	6,868	3,547
Class A	–	–	6,124	5,727
Shares repurchased	(216,490)	(167,271)
Class S	–	–	(819,237)	(1,625,982)
Class C	–	–	(349,264)	(429,201)
Class A	–	–	(239,935)	(277,104)

Net increase/(decrease)	(63,454)	259,843	(594,533)	(357,891)

Shares outstanding, beginning of year	1,089,148	829,305	3,175,871	3,533,762

Shares outstanding, end of year	1,025,694	1,089,148	2,581,338	3,175,871

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	41

ICON Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$9.55	$9.20	$9.90	$9.89	$10.51
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.37	0.34	0.41	0.43 (c)	0.24
Net realized and unrealized gains/(losses) on investments	(0.11)	0.34	(0.44)	0.15	(0.32)
Total from investment operations	0.26	0.68	(0.03)	0.58	(0.08)

Less dividends and distributions:
Dividends from net investment income	(0.38)	(0.33)	(0.51)	(0.44)	(0.24)
Distributions from net realized gains	–	–	(0.13)	(0.13)	(0.30)
Return of capital	–	–	(0.03)	–	–
Total dividends and distributions	(0.38)	(0.33)	(0.67)	(0.57)	(0.54)
Net asset value, end of period	$9.43	$9.55	$9.20	$9.90	$9.89

Total Return	2.82%	7.54%	(0.28)%	6.01%	(0.84)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$80,467	$76,656	$73,152	$87,675	$88,313

Ratio of expenses to average net assets
Before expense limitation	0.91%	0.93%	0.91%	0.86%	0.89%
After expense limitation(d)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.80%	3.43%	4.10%	4.22%	2.19%
After expense limitation(d)	3.96%	3.61%	4.26%	4.33% (c)	2.33%
Portfolio turnover rate	169%	141%	153%	176%	97%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)

Investment income per share of Class S reflects a large, non-recurring dividend which amounted to $0.07 per share. Excluding this non-recurring dividend, the ratio of net investment income/(loss) to average net assets would have been 3.59% for Class S.

(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
42	www.iconfunds.com

ICON Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$9.58	$9.24	$9.94	$9.93	$10.55
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.29	0.26	0.32	0.34 (c)	0.15
Net realized and unrealized gains/(losses) on investments	(0.10)	0.34	(0.43)	0.15	(0.32)
Total from investment operations	0.19	0.60	(0.11)	0.49	(0.17)

Less dividends and distributions:
Dividends from net investment income	(0.29)	(0.26)	(0.43)	(0.35)	(0.15)
Distributions from net realized gains	–	–	(0.13)	(0.13)	(0.30)
Return of capital	–	–	(0.03)	–	–
Total dividends and distributions	(0.29)	(0.26)	(0.59)	(0.48)	(0.45)
Net asset value, end of period	$9.48	$9.58	$9.24	$9.94	$9.93

Total Return(d)	2.05%	6.59%	(1.10)%	5.10%	(1.66)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,739	$4,590	$4,142	$2,879	$3,008

Ratio of expenses to average net assets
Before expense limitation	2.13%	2.10%	2.19%	2.27%	2.06%
After expense limitation(e)	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.58%	2.28%	2.76%	2.75%	1.02%
After expense limitation(e)	3.11%	2.78%	3.35%	3.42% (c)	1.48%
Portfolio turnover rate	169%	141%	153%	176%	97%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)

Investment income per share of Class C reflects a large, non-recurring dividend which amounted to $0.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.84% for Class C.

(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	43

ICON Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$9.51	$9.17	$9.86	$9.89	$10.51
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.33	0.31	0.36	0.43 (c)	0.21
Net realized and unrealized gains/(losses) on investments	(0.10)	0.34	(0.41)	0.12	(0.32)
Total from investment operations	0.23	0.65	(0.05)	0.55	(0.11)

Less dividends and distributions:
Dividends from net investment income	(0.35)	(0.31)	(0.48)	(0.45)	(0.21)
Distributions from net realized gains	–	–	(0.13)	(0.13)	(0.30)
Return of capital	–	–	(0.03)	–	–
Total dividends and distributions	(0.35)	(0.31)	(0.64)	(0.58)	(0.51)
Net asset value, end of period	$9.39	$9.51	$9.17	$9.86	$9.89

Total Return(d)	2.48%	7.25%	(0.44)%	5.77%	(1.08)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,859	$6,100	$7,838	$4,278	$6,792

Ratio of expenses to average net assets
Before expense limitation	1.41%	1.38%	1.36%	1.44%	1.34%
After expense limitation(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.13%	2.98%	3.50%	3.84%	1.71%
After expense limitation(e)	3.54%	3.36%	3.86%	4.28% (c)	2.06%
Portfolio turnover rate	169%	141%	153%	176%	97%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)

Investment income per share of Class A reflects a large, non-recurring dividend which amounted to $0.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.55% for Class A.

(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
44	www.iconfunds.com

ICON Equity Income Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$15.62	$14.36	$14.87	$13.80	$12.18
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.61	0.60	0.56	0.52	0.47
Net realized and unrealized gains/(losses) on investments	1.95	1.27	(0.56)	1.04	1.65
Total from investment operations	2.56	1.87	(0.00) (c)	1.56	2.12

Less dividends and distributions:
Dividends from net investment income	(0.57)	(0.61)	(0.51)	(0.49)	(0.50)
Total dividends and distributions	(0.57)	(0.61)	(0.51)	(0.49)	(0.50)
Net asset value, end of period	$17.61	$15.62	$14.36	$14.87	$13.80

Total Return	16.53%	13.30%	(0.17)%	11.36%	17.76%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$57,062	$37,868	$22,779	$8,022	$5,116

Ratio of expenses to average net assets
Before expense limitation	1.15%	1.24%	1.25%	1.38%	1.53%
After expense limitation(d)	1.05% (e)	1.20%	1.20%	1.20%	1.21%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.50%	3.91%	3.52%	3.36%	3.28%
After expense limitation(d)	3.60%	3.95%	3.57%	3.54%	3.60%
Portfolio turnover rate	206%	145%	174%	148%	163%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Amount less than $(0.005).
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(e)	Effective January 26, 2017, the annual expense limitation rate changed from 1.20% to 0.99%.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	45

ICON Equity Income Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$15.76	$14.45	$14.96	$13.88	$12.25
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.45	0.45	0.40	0.36	0.35
Net realized and unrealized gains/(losses) on investments	1.95	1.28	(0.56)	1.06	1.65
Total from investment operations	2.40	1.73	(0.16)	1.42	2.00

Less dividends and distributions:
Dividends from net investment income	(0.40)	(0.42)	(0.35)	(0.34)	(0.37)
Total dividends and distributions	(0.40)	(0.42)	(0.35)	(0.34)	(0.37)
Net asset value, end of period	$17.76	$15.76	$14.45	$14.96	$13.88

Total Return(c)	15.34%	12.15%	(1.16)%	10.26%	16.58%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$15,878	$10,532	$6,825	$5,481	$5,423

Ratio of expenses to average net assets
Before expense limitation	2.20%	2.34%	2.34%	2.45%	2.42%
After expense limitation(d)	2.05% (e)	2.20%	2.20%	2.20%	2.21%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.49%	2.80%	2.40%	2.21%	2.49%
After expense limitation(d)	2.64%	2.94%	2.54%	2.46%	2.70%
Portfolio turnover rate	206%	145%	174%	148%	163%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(e)	Effective January 26, 2017, the annual expense limitation rate changed from 2.20% to 1.99%.

The accompanying notes are an integral part of the financial statements.
46	www.iconfunds.com

ICON Equity Income Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$15.58	$14.29	$14.79	$13.73	$12.12
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.54	0.56	0.50	0.47	0.45
Net realized and unrealized gains/(losses) on investments	1.96	1.26	(0.53)	1.04	1.63
Total from investment operations	2.50	1.82	(0.03)	1.51	2.08

Less dividends and distributions:
Dividends from net investment income	(0.52)	(0.53)	(0.47)	(0.45)	(0.47)
Total dividends and distributions	(0.52)	(0.53)	(0.47)	(0.45)	(0.47)
Net asset value, end of period	$17.56	$15.58	$14.29	$14.79	$13.73

Total Return(c)	16.20%	12.97%	(0.38)%	11.07%	17.49%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$14,206	$16,775	$13,039	$13,847	$12,798

Ratio of expenses to average net assets
Before expense limitation	1.45%	1.54%	1.52%	1.59%	1.68%
After expense limitation(d)	1.31% (e)	1.45%	1.45%	1.45%	1.46%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	3.06%	3.64%	3.14%	3.08%	3.24%
After expense limitation(d)	3.20%	3.73%	3.21%	3.22%	3.45%
Portfolio turnover rate	206%	145%	174%	148%	163%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(e)	Effective January 26, 2017, the annual expense limitation rate changed from 1.45% to 1.24%.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	47

ICON Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$14.08	$13.83	$14.52	$14.00	$11.34
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	(0.01)	0.05	(0.02)	0.00 (c)	0.07
Net realized and unrealized gains/(losses) on investments	4.61	0.20	(0.67)	0.52	2.66
Total from investment operations	4.60	0.25	(0.69)	0.52	2.73

Less dividends and distributions:
Dividends from net investment income	–	–	–	–	(0.07)
Total dividends and distributions	–	–	–	–	(0.07)
Net asset value, end of period	$18.68	$14.08	$13.83	$14.52	$14.00

Total Return	32.67%	1.81%	(4.75)%	3.71%	24.27%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$32,883	$28,897	$33,695	$41,577	$6,986

Ratio of expenses to average net assets
Before expense limitation	1.10%	1.12%	1.09%	1.10%	1.23%
After expense limitation(d)	1.10%	1.12%	1.09%	1.10%	1.23%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.04)%	0.39%	(0.11)%	0.02%	0.59%
After expense limitation(d)	(0.04)%	0.39%	(0.11)%	0.02%	0.59%
Portfolio turnover rate	15%	31%	54%	65%	33%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Amount less than $0.005.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
48	www.iconfunds.com

ICON Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$12.46	$12.38	$13.15	$12.82	$10.42
Income/(loss) from investment operations:
Net investment income/ (loss)(a)(b)	(0.17)	(0.09)	(0.18)	(0.14)	(0.07)
Net realized and unrealized gains/(losses) on investments	4.05	0.17	(0.59)	0.47	2.47
Total from investment operations	3.88	0.08	(0.77)	0.33	2.40

Net asset value, end of period	$16.34	$12.46	$12.38	$13.15	$12.82

Total Return(c)	31.14%	0.65%	(5.86)%	2.57%	23.03%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$12,663	$11,520	$13,745	$17,050	$18,848

Ratio of expenses to average net assets
Before expense limitation	2.31%	2.41%	2.27%	2.26%	2.32%
After expense limitation(d)	2.25%	2.26%	2.25%	2.25%	2.26%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.25)%	(0.90)%	(1.29)%	(1.09)%	(0.64)%
After expense limitation(d)	(1.19)%	(0.75)%	(1.27)%	(1.08)%	(0.58)%
Portfolio turnover rate	15%	31%	54%	65%	33%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	49

ICON Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$13.31	$13.13	$13.84	$13.39	$10.85
Income/(loss) from investment operations:
Net investment income/ (loss)(a)(b)	(0.07)	0.00 (c)	(0.08)	(0.05)	0.02
Net realized and unrealized gains/(losses) on investments	4.36	0.18	(0.63)	0.50	2.56
Total from investment operations	4.29	0.18	(0.71)	0.45	2.58

Less dividends and distributions:
Dividends from net investment income	–	–	–	–	(0.04)
Total dividends and distributions	–	–	–	–	(0.04)
Net asset value, end of period	$17.60	$13.31	$13.13	$13.84	$13.39

Total Return(d)	32.23%	1.37%	(5.13)%	3.36%	23.90%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$5,156	$5,490	$6,994	$8,076	$10,000

Ratio of expenses to average net assets
Before expense limitation	1.66%	1.67%	1.55%	1.56%	1.58%
After expense limitation(e)	1.50%	1.51%	1.50%	1.50%	1.51%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.60)%	(0.16)%	(0.57)%	(0.38)%	0.12%
After expense limitation(e)	(0.44)%	0.00% (f)	(0.52)%	(0.32)%	0.19%
Portfolio turnover rate	15%	31%	54%	65%	33%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Amount less than $0.005.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(f)	Less than 0.005% of average net assets.

The accompanying notes are an integral part of the financial statements.
50	www.iconfunds.com

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$18.70	$18.39	$18.41	$17.48	$14.56
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	(0.04)	0.04	(0.09)	(0.06)	0.01
Net realized and unrealized gains/(losses) on investments	6.47	0.27	0.07	0.99	2.91
Total from investment operations	6.43	0.31	(0.02)	0.93	2.92

Net asset value, end of period	$25.13	$18.70	$18.39	$18.41	$17.48

Total Return	34.39%	1.69%	(0.11)%	5.32%	20.05%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$11,259	$7,114	$17,196	$16,465	$4,774

Ratio of expenses to average net assets
Before expense limitation	1.50%	1.63%	1.37%	1.45%	1.53%
After expense limitation(c)	1.25%	1.28%	1.28%	1.32%	1.32%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.43)%	(0.11)%	(0.52)%	(0.47)%	(0.14)%
After expense limitation(c)	(0.18)%	0.24%	(0.43)%	(0.34)%	0.07%
Portfolio turnover rate	24%	20%	74%	65%	33%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)

The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	51

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$16.65	$16.54	$16.74	$16.05	$13.52
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	(0.25)	(0.13)	(0.27)	(0.24)	(0.14)
Net realized and unrealized gains/(losses) on investments	5.73	0.24	0.07	0.93	2.67
Total from investment operations	5.48	0.11	(0.20)	0.69	2.53

Net asset value, end of period	$22.13	$16.65	$16.54	$16.74	$16.05

Total Return(c)	32.91%	0.67%	(1.19)%	4.30%	18.71%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,671	$4,211	$6,300	$6,932	$6,108

Ratio of expenses to average net assets
Before expense limitation	2.75%	2.76%	2.53%	2.57%	2.62%
After expense limitation(d)	2.30%	2.33%	2.33%	2.38%	2.37%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.69)%	(1.21)%	(1.68)%	(1.58)%	(1.21)%
After expense limitation(d)	(1.24)%	(0.78)%	(1.48)%	(1.39)%	(0.96)%
Portfolio turnover rate	24%	20%	74%	65%	33%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

The accompanying notes are an integral part of the financial statements.
52	www.iconfunds.com

ICON Long/Short Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$18.16	$17.91	$17.99	$17.13	$14.31
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	(0.11)	(0.01)	(0.15)	(0.12)	(0.02)
Net realized and unrealized gains/(losses) on investments	6.28	0.26	0.07	0.98	2.84
Total from investment operations	6.17	0.25	(0.08)	0.86	2.82
Net asset value, end of period	$24.33	$18.16	$17.91	$17.99	$17.13

Total Return(c)	33.98%	1.40%	(0.44)%	5.02%	19.71%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$7,003	$5,316	$9,186	$11,160	$8,813

Ratio of expenses to average net assets
Before expense limitation	1.93%	1.95%	1.73%	1.81%	1.91%
After expense limitation(d)	1.55%	1.58%	1.58%	1.63%	1.61%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.87)%	(0.40)%	(0.89)%	(0.82)%	(0.45)%
After expense limitation(d)	(0.49)%	(0.03)%	(0.74)%	(0.64)%	(0.16)%
Portfolio turnover rate	24%	20%	74%	65%	33%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense or dividends on short positions, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense and dividends on short positions, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	53

ICON Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013(a)
Net asset value, beginning of period	$14.74	$13.32	$13.04	$13.02	$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.13)	(0.03)	(0.09)	(0.12)	(0.01)
Net realized and unrealized gains/(losses) on investments	4.48	1.46	0.58	0.41 (c)	3.03
Total from investment operations	4.35	1.43	0.49	0.29	3.02

Less dividends and distributions:
Distributions from net realized gains	(0.21)	(0.01)	(0.21)	(0.27)	–
Total dividends and distributions	(0.21)	(0.01)	(0.21)	(0.27)	–
Net asset value, end of period	$18.88	$14.74	$13.32	$13.04	$13.02

Total Return	29.75%	10.76%	3.75%	2.19%	30.20%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$19,369	$16,059	$11,047	$12,133	$442

Ratio of expenses to average net assets
Before expense limitation	1.47%	1.53%	1.58%	2.44%	12.47%
After expense limitation(d)	1.45% (e)	1.51%	1.50%	1.50%	1.52%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.80)%	(0.27)%	(0.72)%	(1.81)%	(11.02)%
After expense limitation(d)	(0.78)%	(0.25)%	(0.65)%	(0.87)%	(0.07)%
Portfolio turnover rate	26%	95%	76%	46%	52%

(a)	Commenced operations on October 1, 2012.
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to capital transactions.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(e)	Effective June 30, 2017, the annual expense limitation rate changed from 1.50% to 1.30%.

The accompanying notes are an integral part of the financial statements.
54	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$14.46	$14.02	$13.98	$13.40	$12.32
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.21	0.19	0.18	0.24	0.24
Net realized and unrealized gains/(losses) on investments	1.30	0.42	0.01	0.56	1.04
Total from investment operations	1.51	0.61	0.19	0.80	1.28

Less dividends and distributions:
Dividends from net investment income	(0.23)	(0.17)	(0.15)	(0.22)	(0.20)
Total dividends and distributions	(0.23)	(0.17)	(0.15)	(0.22)	(0.20)
Net asset value, end of period	$15.74	$14.46	$14.02	$13.98	$13.40

Total Return	10.53%	4.39%	1.35%	6.02%	10.51%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$15,272	$20,087	$26,677	$20,071	$43,350

Ratio of expenses to average net assets
Before expense limitation	1.36%	1.27%	1.34%	1.22%	1.43%
After expense limitation(c)	1.20%	1.20%	1.20%	1.20%	1.21%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	1.26%	1.27%	1.09%	1.72%	1.65%
After expense limitation(c)	1.42%	1.34%	1.23%	1.74%	1.87%
Portfolio turnover rate	83%	109%	119%	137%	98%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	55

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$13.27	$12.89	$12.90	$12.39	$11.41
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.06	0.04	0.03	0.09	0.09
Net realized and unrealized gains/(losses) on investments	1.19	0.39	0.01	0.54	0.98
Total from investment operations	1.25	0.43	0.04	0.63	1.07

Less dividends and distributions:
Dividends from net investment income	(0.10)	(0.05)	(0.05)	(0.12)	(0.09)
Total dividends and distributions	(0.10)	(0.05)	(0.05)	(0.12)	(0.09)
Net asset value, end of period	$14.42	$13.27	$12.89	$12.90	$12.39

Total Return(c)	9.44%	3.35%	0.31%	5.06%	9.45%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$16,583	$15,151	$13,061	$9,469	$5,667

Ratio of expenses to average net assets
Before expense limitation	2.30%	2.29%	2.38%	2.33%	2.72%
After expense limitation(d)	2.20%	2.20%	2.20%	2.20%	2.22%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.35%	0.24%	0.06%	0.61%	0.22%
After expense limitation(d)	0.45%	0.33%	0.24%	0.74%	0.72%
Portfolio turnover rate	83%	109%	119%	137%	98%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
56	www.iconfunds.com

ICON Risk-Managed Balanced Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$14.11	$13.68	$13.69	$13.12	$12.06
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.17	0.15	0.14	0.20	0.18
Net realized and unrealized gains/(losses) on investments	1.27	0.42	0.00 (c)	0.57	1.05
Total from investment operations	1.44	0.57	0.14	0.77	1.23

Less dividends and distributions:
Dividends from net investment income	(0.19)	(0.14)	(0.15)	(0.20)	(0.17)
Total dividends and distributions	(0.19)	(0.14)	(0.15)	(0.20)	(0.17)
Net asset value, end of period	$15.36	$14.11	$13.68	$13.69	$13.12

Total Return(d)	10.29%	4.18%	1.00%	5.88%	10.28%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$7,084	$9,095	$8,446	$7,014	$7,819

Ratio of expenses to average net assets
Before expense limitation	1.64%	1.60%	1.70%	1.65%	2.12%
After expense limitation(e)	1.45%	1.45%	1.45%	1.45%	1.47%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.98%	0.93%	0.71%	1.29%	0.81%
After expense limitation(e)	1.17%	1.08%	0.96%	1.49%	1.46%
Portfolio turnover rate	83%	109%	119%	137%	98%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Amount less than $0.005.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	57

ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

1. ORGANIZATION

The Bond Fund (“Bond Fund”), ICON Equity Income Fund (“Equity Income Fund”), ICON Fund (“ICON Fund”), ICON Long/Short Fund (“Long/Short Fund”), ICON Opportunities Fund (“Opportunities Fund”) and ICON Risk-Managed Balanced Fund (“Risk-Managed Balanced Fund”) are a series of funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund, with the exception of the Opportunities Fund, offers three classes of shares: Class S, Class C and Class A. The Opportunities Fund is a single-class fund. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently eleven other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is to maximize total return. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the ICON Fund is long-term capital appreciation with a secondary objective of capital preservation to provide long-term growth. The investment objective of the Opportunities Fund is to provide capital appreciation. The investment objective of the Long/Short Fund is to provide capital appreciation. The investment objective of the Risk-Managed Balanced Fund is modest capital appreciation and income.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Securities of small companies generally involve greater risks than investments in larger companies. Small company securities tend to be more volatile and less liquid than equity securities of larger companies. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Additionally, the Bond Fund, Equity Income Fund and Risk-Managed Balanced Fund may invest in medium-and lower-quality debt securities. High-yield bonds, also known as “junk bonds” are speculative investments and involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. Junk bonds are also less liquid (more difficult to sell) than equities and higher credit bonds. Reduced liquidity may adversely affect the market price of, and ability of a Fund to value and sell particular securities at certain times, thereby making it difficult to make specific valuation determinations.

The Bond Fund, Equity Income Fund and Risk-Managed Balanced Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations. The Bond Fund, Equity Income Fund and Risk-Managed Balanced Fund also may invest in debt securities that are secured with collateral consisting of mortgage related securities (a Collateralized Mortgage Obligations or “CMO”), and in other types of mortgage-related or other asset-backed securities. CMOs are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are typically structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. The ICON Fund and Long/Short Fund also may invest in such securities for temporary defensive purposes.

The Long/Short Fund may engage in short selling; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

The Risk-Managed Balanced Fund invests in call options; selling/writing call options involves certain risks, such as limiting gains and lack of liquidity of the underlying securities, and are not suitable for all investors.

Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of less government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign

58	www.iconfunds.com

ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

The Equity Income Fund has a significant weighting in the Information Technology sector, the ICON Fund has a significant weighting in the Information Technology, Financial and Consumer Discretionary sectors, the Long/Short Fund has a significant weighting in the Information Technology and Financial sectors, the Opportunities Fund has a significant weighting in the Information Technology and Consumer Discretionary sectors which may cause the Funds’ performance to be susceptible to the economic, business and/or other developments that may affect those sectors.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. If the NYSE closes unexpectedly and there is active trading on other exchanges, the securities will be valued at the Valuation Time based off of those exchanges. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the NYSE is open for trading.

The Funds use pricing services to obtain the fair value of securities in their portfolios. If a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not, in the Funds’ judgment, reflect the fair value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (the “Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates fair value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Mortgage-related and asset-backed securities are typically issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds, including money market funds, that are not traded on an exchange are valued at the end of day net asset value (“NAV”) per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

Annual Report | September 30, 2017	59

ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating each Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1	—	quoted prices in active markets for identical securities.
Level 2	—	significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).
Level 3	—	significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2017:

ICON Bond Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$65,871,986	$–	$65,871,986
Convertible Corporate Bonds	–	3,787,500	–	3,787,500
U.S. Treasury Obligations	–	2,993,828	–	2,993,828
Preferred Stocks	5,454,924	–	–	5,454,924
Closed-End Mutual Funds	8,129,436	–	–	8,129,436
Collateral for Securities on Loan	–	1,134,685	–	1,134,685

Total	$13,584,360	$73,787,999	$–	$87,372,359

ICON Equity Income Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$4,689,881	$–	$4,689,881
Convertible Corporate Bonds	–	353,500	–	353,500
Common Stocks	74,578,194	–	–	74,578,194
Preferred Stocks	1,862,432	–	–	1,862,432
Convertible Preferred Stocks	526,000	–	–	526,000
Closed-End Mutual Funds	4,067,023	–	–	4,067,023
Put Options Purchased	7,200	–	–	7,200
Collateral for Securities on Loan	–	2,793,426	–	2,793,426

Total	$81,040,849	$7,836,807	$–	$88,877,656

ICON Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$50,487,571	$–	$–	$50,487,571

Total	$50,487,571	$–	$–	$50,487,571

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

ICON Long/Short Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$22,769,776	$–	$–	$22,769,776
Total	$22,769,776	$–	$–	$22,769,776

ICON Opportunities Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$19,296,965	$–	$–	$19,296,965
Collateral for Securities on Loan	–	1,213,802	–	1,213,802
Total	$19,296,965	$1,213,802	$–	$20,510,767

ICON Risk-Managed Balanced Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$9,382,263	$–	$9,382,263
Convertible Corporate Bonds	–	505,000	–	505,000
U.S. Treasury Obligations	–	6,078,317	–	6,078,317
Common Stocks	17,622,969	–	–	17,622,969
Preferred Stocks	816,493	–	–	816,493
Closed-End Mutual Funds	2,656,653	–	–	2,656,653
Exchange Traded Funds	387,882	–	–	387,882
Put Options Purchased	1,350	–	–	1,350
Collateral for Securities on Loan	–	546,525	–	546,525
Total	$21,485,347	$16,512,105	$–	$37,997,452

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Credit Diversification tables for additional security details.

There were no Level 3 securities held in any of the Funds at September 30, 2017.

For the year ended September 30, 2017, there was no transfer activity between Level 1, Level 2 or Level 3.

The end of period timing recognition is used for transfers between levels of each Fund’s assets and liabilities.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at the NAV. NAV per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading. The NAV is computed by dividing the total value of each Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Annual Report | September 30, 2017	61

ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2017 was limited to purchased and written options.

The Risk-Managed Balance Fund’s primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest. A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of its portfolio, to diversify its portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment.

Option contracts involve market risk and liquidity risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the fair value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limiting gains.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase or sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the fair value of the index. Written and purchased options are non-income producing securities.

For the year ended September 30, 2017, the Equity Income Fund engaged in purchased put option transactions and the Risk-Managed Balanced Fund engaged in written call and purchased put options transactions. All open option contracts are included on each Fund’s Schedule of Investments. The Risk-Managed Balanced Fund’s written options were collateralized by cash and/or securities held in a segregated account at the Fund’s custodian during the year. The securities pledged as collateral would be included on the Schedule of Investments if they were held at year end. Such collateral is restricted from the Fund’s use. The cash collateral held for the custodian and/or borrowings from the custodian, if any, is included on the Statements of Assets and Liabilities.

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

ICON Equity Income Fund	Asset Derivatives		Liability Derivatives

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Equity Contracts (Purchased Options)	Investments, at value	$7,200	N/A	N/A

Total		$7,200		$–

ICON Risk-Managed Balanced Fund	Asset Derivatives		Liability Derivatives

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Equity Contracts (Purchased Options)	Investments, at value	$1,350	N/A	N/A

Total		$1,350		$–

		Realized Gain/(Loss) on	Change in Unrealized Appreciation/ (Depreciation)
ICON Equity Income Fund		Derivatives	on Derivatives
		Recognized	Recognized
Risk Exposure	Statements of Operations Location	in Income	in Income

Equity Contracts (Purchased Options)	Net realized gain/(loss) on Investments and foreign currency translations/Change in unrealized net appreciation/(depreciation) on Investments and foreign currency	$(838,127)	$58,666

Total		$(838,127)	$58,666

		Realized Gain/(Loss) on	Change in Unrealized Appreciation/ (Depreciation)
ICON Risk-Managed Balanced Fund		Derivatives	on Derivatives
		Recognized	Recognized
Risk Exposure	Statements of Operations Location	in Income	in Income

Equity Contracts (Purchased Options)	Net realized gain/(loss) on Investments and foreign currency translations/Change in unrealized net appreciation/(depreciation) on Investments and foreign currency	$(659,358)	$288,132
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Change in unrealized appreciation/(depreciation) on written options	26,394	–

Total		$(632,964)	$288,132

Annual Report | September 30, 2017	63

ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

The average purchased and written option contracts during the year ended September 30, 2017, was as follows:

ICON Equity Income Fund

Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	401	338

ICON Risk-Managed Balanced Fund

Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	70	365
Written Options	Contracts	17	140

+	The average is calculated based on the actual number of days with outstanding derivatives.

The Funds value derivatives at fair value, as described above, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Short Sales

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. The Long/Short Fund enters into short positions in equity securities identified as being overvalued in management’s opinion.

Short sales involve market risk. If a security sold short increases in price, the Long/Short Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. These short sales are collateralized by cash and/or securities held with the Fund’s prime broker and in a segregated account at the Funds’ prime broker. The collateral required is determined daily by reference to the fair value of the short positions. Such collateral for the Fund is restricted from use. The cash collateral that is restricted from use is included on the Statements of Assets and Liabilities as “Deposits for short sales.” The securities pledged as collateral that are restricted from use are included on the Schedule of Investments. Dividends received on short sales are treated as an expense on the Statements of Operations. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund’s prime broker. As of and for the year ended September 30, 2017, the Long/Short Fund did not engage in short selling.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. Cash collateral is received in exchange for securities on loan in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The fair value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

Effective October 14, 2016, the Funds have elected to invest the cash collateral received from lending in the State Street Navigator Securities Lending Government Money Market Portfolio which is disclosed on the Schedules of Investments. Prior to October 14, 2016, the Funds used the State Street Navigator Prime Portfolio. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2017, is included in the Statements of Operations.

64	www.iconfunds.com

ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Funds as of September 30, 2017:

	Remaining contractual maturity of the lending agreement
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Fair Value	Collateral Received	Excess amount due to counterparty
Securities Lending Transactions
ICON Bond Fund
Corporate Securities	$1,057,702	$–	$–	$–	$1,057,702	$1,057,702	$32,408
Equity Securities	39,795	–	–	–	39,795	39,795	4,780
Total					1,097,497	1,097,497	37,188
ICON Equity Income Fund
Equity Securities	2,739,447	–	–	–	2,739,447	2,739,447	53,979
ICON Opportunities Fund
Equity Securities	1,187,477	–	–	–	1,187,477	1,187,477	26,325
ICON Risk-Managed Balanced Fund
Corporate Securities	207,750	–	–	–	207,750	207,750	5,250
Equity Securities	330,817	–	–	–	330,817	330,817	2,708
Total					538,567	538,567	7,958

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains. As of and during the year ended September 30, 2017, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund and the Risk-Managed Balanced Fund intend to distribute net investment income, if any, to shareholders quarterly. The other Funds distribute income, if any, annually. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforwards. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Annual Report | September 30, 2017	65

ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities based on the effective yield. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Withholding Tax

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in specific country or region.

Other

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class or number of shareholder accounts. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets or number of shareholder accounts. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

Below are additional class level expenses for the year ended September 30, 2017 that are included on the Statements of Operations:

Fund	Printing Fees	Transfer Agent Fees*	Registration Fees

ICON Bond Fund
Class S	$11,802	$30,253	$20,337
Class C	736	6,347	11,360
Class A	1,023	5,297	10,917
ICON Equity Income Fund
Class S	11,333	48,248	19,861
Class C	2,531	13,511	12,602
Class A	2,926	16,361	13,908
ICON Fund
Class S	7,336	11,182	17,238
Class C	2,186	22,363	13,254
Class A	1,262	9,514	11,484
ICON Long/Short Fund
Class S	2,530	13,798	12,064
Class C	1,288	10,231	12,442
Class A	1,882	14,492	13,732
ICON Risk-Managed Balanced Fund
Class S	3,696	25,606	13,525
Class C	3,202	16,351	14,633
Class A	1,730	9,500	12,875

*	Transfer agent out of pocket fees are a Fund level expense.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily net assets of the Bond Fund, 0.75% of average daily net assets of the Equity Income Fund, ICON Fund, Opportunities Fund and Risk-Managed Balanced Fund, and 0.85% of average daily net assets of the Long/Short Fund.

ICON Advisers has contractually agreed to limit the Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Fund	Class S	Class C	Class A

ICON Bond Fund	–	0.75%	1.60%	1.00%
ICON Equity Income Fund*	–	0.99%	1.99%	1.24%
ICON Fund	–	1.25%	2.25%	1.50%
ICON Long/Short Fund	–	1.25%	2.30%	1.55%
ICON Opportunities Fund**	1.30%	–	–	–
ICON Risk-Managed Balanced Fund	–	1.20%	2.20%	1.45%

*	From October 1, 2016 to January 25, 2017, the annual expense limitation rates for the Equity Income Fund’s Class S, Class C and Class A were 1.20%, 2.20% and 1.45%, respectively.
**	From October 1, 2016 to June 30, 2017, the annual expense limitation rate for the Opportunities Fund was 1.50%.

Annual Report | September 30, 2017	67

ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

The Funds’ expense limitations, excluding the Bond Fund Class A, all classes of the Equity Income Fund, all classes of the ICON Fund and the Opportunities Fund, will continue in effect until at least January 31, 2021. The expense limitations for the Bond Fund Class A, all classes of the Equity Income Fund, and all classes of the ICON Fund will continue in effect until at least January 31, 2018. The expense limitation for the Opportunities Fund will continue in effect until at least January 31, 2019. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time these payments are proposed.

As of September 30, 2017, the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	Expires 2018	Expires 2019	Expires 2020

ICON Bond Fund	$180,067	$180,193	$162,616
ICON Equity Income Fund	24,336	35,317	92,199
ICON Fund	4,518	28,516	16,031
ICON Long/Short Fund	50,987	80,331	66,063
ICON Opportunities Fund	8,827	3,029	3,673
ICON Risk-Managed Balanced Fund	61,973	44,620	53,919

Accounting, Custody and Transfer Agent Fees

ALPS Fund Services, Inc. (“ALPS”) serves as the fund accounting agent for the Trust. For its services, the Trust pays ALPS a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

ALPS is the Trust’s transfer agent. For these services, the Trust pays an annual fee plus annual base fee per Fund, per account fees and out-of-pocket expenses.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2017, each Fund’s payment for administrative services to ICON Advisers is included on the Statements of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement, with ALPS, under which ALPS assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays ALPS a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

Distribution Fees

ICON Distributors, Inc. (“IDI” or “Distributor”), a wholly-owned subsidiary of ICON Management and Research and affiliate of ICON Advisers, Inc., serves the Trust as Distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate or reimburse the Distributor for the sale and distribution of shares and for other shareholder services. The Bond Fund Class C shareholders pay an annual distribution fee of 0.85% of average daily net assets and Class A shareholders pay an annual distribution fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual distribution fee of 1.00% of average daily net assets for Class C shares and an annual distribution fee of 0.25% of average daily net assets for Class A shares. There is no annual distribution fee for Class S shares. The total amount paid by each Fund under the 12b-1 Plan is shown on the Statements of Operations.

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

Class A Shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge, which is a maximum of 5.75% (4.75% for Class A shares of the ICON Bond Fund). For the year ended September 30, 2017, IDI collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries, as follows:

Fund	Sales Charges Collected
ICON Bond Fund Class A	$ 2,471
ICON Equity Income Fund Class A	16,766
ICON Fund Class A	2,789
ICON Long/Short Fund Class A	5,790
ICON Risk-Managed Balanced Fund Class A	3,101

In addition, IDI receives a contingent deferred sales charge of 1.00% of the purchase price on redemptions of Class C shares made within one year following the date of purchase. A 1.00% contingent deferred sales charge may also apply to certain redemptions of Class A shares made within one year following the purchase of $1 million or more without an initial sales charge. For the year ended September 30, 2017, IDI collected the following contingent deferred sales charges:

Fund	Contingent Deferred Sales Charges Collected
ICON Bond Fund Class C	$ 1,606
ICON Equity Income Fund Class C	3,013
ICON Fund Class C	393
ICON Long/Short Fund Class C	1,276
ICON Risk-Managed Balanced Fund Class A	91
ICON Risk-Managed Balanced Fund Class C	2,221

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust pays a portion of the CCO’s salary and the remaining portion, along with other employee related expenses, is paid by ICON Advisers. For the year ended September 30, 2017, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statements of Operations.

The Funds may reimburse ICON Advisers for legal work performed for the Funds by its attorneys outside of the advisory and administration contracts. The Board reviews and approves such reimbursements. For the year ended September 30, 2017, the total related amounts accrued or paid by the Funds under this arrangement was $3,970 and is included in Other Expenses on the Statements of Operations.

During the year ended September 30, 2017, the ICON Equity Income Fund engaged in a cross trade transaction, pursuant to Rule 17a-7 under the 1940 Act, with an investment portfolio that is sub-advised by ICON Advisers. Generally, cross trading is the buying or selling of portfolio securities between funds or investment portfolios to which the Adviser serves as the investment adviser or sub-adviser. The Board previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund.

Transactions related to cross trades during the year ended September 30, 2017 were as follows:

Fund	Transaction	Date	Security	Shares	Execution Price	Realized Gain/(Loss)
ICON Equity Income Fund	Purchase	February 8, 2017	Pacholder High Yield Fund	17,000.00	$7.7850	$ –

4. BORROWINGS

The Trust has entered into an uncommitted, unsecured, revolving Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. The maximum borrowing limit is $50 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The interest rate as of September 30, 2017 was 2.48%. The Line of Credit agreement/arrangement expires on March 19, 2018.

As of September 30, 2017, the ICON Fund had an outstanding borrowing in the amount of $108,660.

Annual Report | September 30, 2017	69

ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

For the year ended September 30, 2017, the average outstanding loan by Fund was as follows:

Fund	Maximum Borrowing (10/01/16 - 9/30/17)	Average Borrowing (10/01/16 - 9/30/17)^	Average Interest Rates (10/01/16 - 9/30/17)^
ICON Bond Fund*	$1,140,852	$1,140,852	2.23%
ICON Equity Income Fund*	269,881	58,969	2.44%
ICON Fund	2,002,524	303,689	2.03%
ICON Long/Short Fund*	498,627	115,486	1.94%
ICON Opportunities Fund*	211,089	50,566	2.10%
ICON Risk-Managed Balanced Fund*	2,920,340	363,446	1.81%

*	There were no outstanding borrowings under this agreement/arrangement as of September 30, 2017.
^	The average is calculated based on the actual number of days with outstanding borrowings.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding securities sold short, short-term securities and written options contracts) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long Term U.S. Government Obligations	Proceeds from Sales of Long Term U.S. Government Obligations
ICON Bond Fund	$130,659,405	$ 123,214,725	$8,911,094	$8,781,758
ICON Equity Income Fund	172,576,814	159,536,769	–	–
ICON Fund	6,894,333	15,739,375	–	–
ICON Long/Short Fund	4,996,871	4,550,401	–	–
ICON Opportunities Fund	4,483,498	5,897,540	–	–
ICON Risk-Managed Balanced Fund	25,413,940	38,528,424	4,836,883	2,738,230

6. FEDERAL INCOME TAX

The following information is presented on an income tax basis. Differences between GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are primarily due to differing treatments for items such as deferrals of wash sale losses, foreign currency transactions, expiring capital losses, partnership adjustments, net investment losses, and the treatment of TIPS, trust preferred securities, and paydowns.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital losses will expire unused.

For the year ended September 30, 2017, the following Funds had capital loss carryforwards:

Fund	Expiring in 2018
ICON Equity Income Fund	$15,697,877
ICON Fund	17,897,797
ICON Long/Short Fund	19,325,857
ICON Risk-Managed Balanced Fund	11,869,984

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ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2017, the following Funds utilized capital loss carryforwards:

Fund	Amount
ICON Bond Fund	$67,069
ICON Equity Income Fund	3,326,391
ICON Fund	584,499
ICON Risk-Managed Balanced Fund	1,106,682

The following Funds elect to defer to the period ending September 30, 2018, capital losses recognized during the period November 1, 2016 to September 30, 2017:

Fund	Capital Losses Deferred
ICON Bond Fund	$180,901
ICON Opportunities Fund	65,537

The following Funds elect to defer to the period ending September 30, 2018, late year ordinary losses:

Fund	Ordinary Losses Deferred
ICON Fund	$155,596
ICON Long/Short Fund	24,615
ICON Opportunities Fund	103,428

The capital losses with no expiration were as follows:

Fund	Short-Term	Long-Term
ICON Bond Fund	$710,170	$1,305,310
ICON Fund	849,251	–
ICON Long/Short Fund	1,547,544	–

For the Long/Short Fund capital losses of $33,675,749 expired on September 30, 2017.

For the year ended September 30, 2017, the following reclassification, which had no impact on results of operations or net assets was recorded to reflect the tax character of the Funds net operating loss:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
ICON Bond Fund	$2	$18,156	$(18,158)
ICON Equity Income Fund	–	41,384	(41,384)
ICON Fund	(25,550)	25,550	–
ICON Long/Short Fund	(33,675,749)	–	33,675,749
ICON Opportunities Fund	(60,913)	60,913	–
ICON Risk-Managed Balanced Fund	(16)	538	(522)

For ICON Fund and Opportunities Fund included in the amounts for reclassified were a net operating loss offset to paid in capital of $25,550 and $60,913, respectively.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2017, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
ICON Bond Fund	$3,291,245	$–
ICON Equity Income Fund	2,542,191	–
ICON Opportunities Fund	–	221,532
ICON Risk-Managed Balanced Fund	433,548	–

Annual Report | September 30, 2017	71

ICON Diversified Funds	Notes to Financial Statements
September 30, 2017

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2016, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
ICON Bond Fund	$2,950,335	$–
ICON Equity Income Fund	1,921,339	–
ICON Opportunities Fund	–	10,170
ICON Risk-Managed Balanced Fund	453,746	–

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Other Cumulative Effect of Timing Differences	Unrealized Appreciation/(Depreciation)*	Total Accumulated Earnings/(Deficit)
ICON Bond Fund	$64,493	$(2,196,381)	$(5,118)	$(185,449)	$(2,322,455)
ICON Equity Income Fund	209,345	(15,697,877)	3,400	5,500,015	(9,985,117)
ICON Fund	–	(18,747,048)	(155,596)	13,149,670	(5,752,974)
ICON Long/Short Fund	–	(20,873,401)	(24,615)	5,489,405	(15,408,611)
ICON Opportunities Fund	–	227,029	(168,965)	5,340,538	5,398,602
ICON Risk-Managed Balanced Fund	10,980	(11,869,984)	955	2,395,257	(9,462,792)

*

Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales and mark-to-market adjustments on passive foreign investment companies and options.

As of September 30, 2017, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/(Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ICON Bond Fund	$412,325	$(597,774)	$–	$(185,449)	$87,557,808
ICON Equity Income Fund	6,622,051	(1,122,047)	11	5,500,015	83,377,652
ICON Fund	13,541,880	(392,210)	–	13,149,670	37,337,901
ICON Long/Short Fund	5,680,462	(191,057)	–	5,489,405	17,280,371
ICON Opportunities Fund	5,468,384	(127,846)	–	5,340,538	15,170,229
ICON Risk-Managed Balanced Fund	3,102,919	(707,660)	(2)	2,395,257	35,602,193

7. RECENT ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-19, “Technical Corrections and Improvements.” It includes an update to Accounting Standards Codification Topic 820 (“Topic 820”), Fair Value Measurement. The update to Topic 820 clarifies the difference between a valuation approach and a valuation technique. It also requires disclosure when there has been a change in either or both a valuation approach and/or a valuation technique. The changes related to Topic 820 are effective for annual reporting periods, including interim periods within those annual periods, beginning after December 15, 2016. Management is currently evaluating the impact of the ASU to the financial statements.

8. SUBSEQUENT EVENTS

Donovan J. (Jerry) Paul is the Portfolio Manager of the Bond Fund. Mr. Paul became Co-Portfolio Manager of the Fund in March 2014.

Effective with the Fund’s prospectus filing in January 2018, the Bond Fund will change its name to the ICON Flexible Bond Fund. Its principal investment strategies will remain the same.

Donovan J. (Jerry) Paul, Craig T. Callahan and Scott Callahan are the Co-Portfolio Managers of the Risk-Managed Balanced Fund. Mr. Paul became Co-Portfolio Manager of the Fund in March 2014, primarily managing the fixed income portion of the Portfolio. Craig T. Callahan and Scott Callahan became Co-Portfolio Managers in November 2017, primarily managing the equity portion of the Portfolio.

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ICON Diversified Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

ICON Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ICON Bond Fund, ICON Equity Income Fund, ICON Fund, ICON Long/Short Fund, ICON Opportunities Fund, and ICON Risk-Managed Balanced Fund (the “Funds”), each a series of ICON Funds, as of September 30, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial statements and financial highlights for the years ended September 30, 2015 and prior, were audited by other auditors, whose report dated November 18, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2017, the results of their operations for the year then ended, and the statements of changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 22, 2017

Annual Report | September 30, 2017	73

ICON Diversified Funds	Disclosure of Fund Expenses
September 30, 2017 (Unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/01/17 – 9/30/17).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expense Ratio(a)	Expenses Paid During period April 1, 2017 - September 30, 2017(b)
ICON Bond Fund
Class S
Actual	$ 1,000.00	$ 1,023.10	0.75%	$ 3.80
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.31	0.75%	$ 3.80
Class C
Actual	$ 1,000.00	$ 1,018.90	1.60%	$ 8.10
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.05	1.60%	$ 8.09
Class A
Actual	$ 1,000.00	$ 1,020.80	1.00%	$ 5.07
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.05	1.00%	$ 5.06

ICON Equity Income Fund
Class S
Actual	$ 1,000.00	$ 1,050.60	0.99%	$ 5.09
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.10	0.99%	$ 5.01
Class C
Actual	$ 1,000.00	$ 1,045.10	1.99%	$10.20
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.09	1.99%	$10.05
Class A
Actual	$ 1,000.00	$ 1,048.80	1.24%	$ 6.37
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.85	1.24%	$ 6.28

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ICON Diversified Funds	Disclosure of Fund Expenses
September 30, 2017 (Unaudited)

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expense Ratio(a)	Expenses Paid During period April 1, 2017 - September 30, 2017(b)
ICON Fund
Class S
Actual	$ 1,000.00	$ 1,096.90	1.10%	$ 5.78
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.55	1.10%	$ 5.57
Class C
Actual	$ 1,000.00	$ 1,090.80	2.25%	$11.79
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,013.79	2.25%	$11.36
Class A
Actual	$ 1,000.00	$ 1,095.20	1.50%	$ 7.88
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.55	1.50%	$ 7.59

ICON Long/Short Fund
Class S
Actual	$ 1,000.00	$ 1,100.70	1.25%	$ 6.58
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.80	1.25%	$ 6.33
Class C
Actual	$ 1,000.00	$ 1,095.00	2.30%	$12.08
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,013.54	2.30%	$11.61
Class A
Actual	$ 1,000.00	$ 1,099.40	1.56%	$ 8.21
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.25	1.56%	$ 7.89

ICON Opportunities Fund
Actual	$ 1,000.00	$ 1,125.80	1.40%	$ 7.46
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.05	1.40%	$ 7.08

ICON Risk-Managed Balanced Fund
Class S
Actual	$ 1,000.00	$ 1,040.70	1.20%	$ 6.14
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.05	1.20%	$ 6.07
Class C
Actual	$ 1,000.00	$ 1,035.10	2.20%	$11.22
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.04	2.20%	$11.11
Class A
Actual	$ 1,000.00	$ 1,039.70	1.45%	$ 7.41
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.80	1.45%	$ 7.33

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 183/365 (to reflect the half-year period).

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

Annual Report | September 30, 2017	75

ICON Diversified Funds	Board of Trustees and Fund Officers
September 30, 2017 (Unaudited)

The ICON Funds Board of Trustees (the “Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 66. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICO Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Independent Trustees

Glen F. Bergert, 67. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to 2015), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania (2010 to present and 1998 to 2009), Delta Reinsurance Corporation (2015 to present; 2011 to 2014 and 2000 to 2009) and Dentegra Group, Inc. (2017 to present; 2010 to 2014).

John C. Pomeroy, Jr., 70. Mr. Pomeroy has been a Trustee of the Funds since 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 69. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present) and was engaged in private practice of securities and corporate law (1981 to 2017). Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

Mark Manassee, 52. Mr. Manassee has been a Trustee of the Funds since 2017. Mr. Manassee is a Senior Advisor to McKinsey’s Wealth and Asset Management Practice. Mr. Manassee was Principal and President of Market Metrics, LLC, a subsidiary of FactSet Research Systems, Inc. (1998 to 2016). Mr. Manassee was also a Director of Matrix-Data, Ltd (UK) (2013 to 2016) and Rhetorik, Ltd (UK) (2013 to 2016).

The Officers of the Funds are:

Craig T. Callahan, 66. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICO Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Donald Salcito, 64. Mr. Salcito serves as Vice President and Secretary of the Funds (2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (2005 to present) of ICON Advisers, Inc.; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of ICON Distributors, Inc. (2005 to 2017). Previously, he was a Partner in various national law firms, practicing in the securities law area (1980 to 2005).

Brian D. Harding, 38. Mr. Harding serves as Principal Financial Officer and Treasurer of the Funds (2017 to present). Mr. Harding is also Chief Financial Officer of ICON Advisers, Inc. (2013 to present) and Director and IM&R (2013 to present). Previously he was Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2008 to 2013), Chief Compliance Officer of ICON Advisers, Inc. (2011 to 2013), and Manager at PricewaterhouseCoopers LLP (2001 to 2008).

Jack M. Quillin, 45. Mr. Quillin serves as Assistant Treasurer of the Funds (2017 to present). Mr. Quillin is also a Compliance and Fund Accounting Associate of ICON Advisers, Inc. (2016 to present). Previously, he was a compliance analyst at Marsico Capital Management, LLC (2011 to 2015), an assistant vice president in the municipal derivatives finance department at Merrill Lynch (2004 to 2008), and a senior accountant in the Regulatory Reporting group at Wells Fargo & Company (1998 to 2003).

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ICON Diversified Funds	Board of Trustees and Fund Officers
September 30, 2017 (Unaudited)

Christopher R. Ambruso, 37. Mr. Ambruso serves as Chief Compliance Officer and Anti-Money Laundering Officer (2017 to present) of the Funds. Mr. Ambruso is also Chief Compliance Officer of ICON Advisers, Inc. (2017 to present). Previously he served as Assistant Secretary (2016 to 2017 and 2008 to 2012) of the Funds and Associate Counsel (2013 to 2017); Associate Attorney (2008 to 2013); and Staff Attorney (2007 to 2008) of ICON Advisers, Inc.

Stephen E. Abrams, 54. Mr. Abrams serves as Assistant Secretary of the Funds (2017 to present). Mr. Abrams is also Associate General Counsel of ICON Advisers, Inc. (2005 to present); Executive Vice President and General Counsel (2017 to present) and Chief Compliance Officer (2007 to present) of ICON Distributors, Inc. Previously, he worked as an Associate Attorney before becoming a Partner at a national law firm, practicing general litigation and securities law (1994 to 2005).

Annual Report | September 30, 2017	77

ICON Diversified Funds	Additional Information
September 30, 2017 (Unaudited)

Renewal of Investment Advisory Agreement

On August 25, 2017, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements (as defined below) with the Adviser for each Fund for an additional one-year term commencing October 1, 2017.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Fund) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”).

The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including expense limitation agreements as amended effective January and July, 2016. The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; and comparative data obtained from Broadridge Financial Solutions (“Broadridge”) related to Fund performance and Fund expenses (the “Broadridge Report”).

The Board convened a meeting with Broadridge on August 11, 2017 to discuss the Broadridge Report and the information contained within the Broadridge Report. At that meeting, Broadridge representatives discussed the findings of the Broadridge Report with the Independent Trustees. Management personnel participated in the Broadridge meeting to discuss the data with the Board. The Trustees were represented at that meeting by independent legal counsel. At the meeting, Broadridge discussed its methodology and peer selection. Broadridge addressed the difficulty of determining peer selection of some sector Funds that had no statistical group of peers from which to present reliable data, expenses and fees. In addition, Broadridge discussed the difficulty of presenting information on three Funds whose expenses were reduced after the annual report, and performance relative to the respective Funds’ peers. Broadridge also discussed the Funds’ size and how an individual fund’s size would affect economies of scale generally and operating expenses in particular. Broadridge presented no information on how expenses were affected by a fund complex size.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting the Adviser; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in the entire 15(c) process. In August, after participating in the meeting with Broadridge and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss a variety of qualitative and quantitative information, including information they had received throughout the year as part of their regular oversight of the Funds. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information from Broadridge. The Board received materials from independent legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

Management and the Trustees discussed the Broadridge Report and management personnel showed performance for each Fund and discussed the factors affecting performance.

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ICON Diversified Funds	Additional Information
September 30, 2017 (Unaudited)

During the discussion on performance, Management personnel noted the importance of advisory fees in total. The novelty and uniqueness of ICON’s management style (specifically, the fact that it is market-cap agnostic, its willingness to actively manage for performance based on active share without adhering strictly to benchmark holdings, the fact that it is a value manager that considers forward looking earnings) must be evaluated when comparing management fees.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.	That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory;

B.

That ICON has made significant expenditures in the past year and in prior years to ensure that the Trust has the right product mix for the market and the Adviser has the sophisticated systems and highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders;

C.

That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Trust, and has determined that ICON is charging fair and reasonable fees.

D.

The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Broadridge Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements, the Administration Agreement and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and the low cost of the Administration Agreement. The Board concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board also considered the Adviser’s contractual commitment regarding administration and the fact it would continue to lose money on administration. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the Broadridge Report, information they had received throughout the year as part of their regular oversight of the Funds (including Morningstar data on peer groupings), and information from independent broker/dealers evaluating fees for platform sales. It was noted that Broadridge was selected at the May 2017 Board meeting to prepare its reports, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.

Upon review of the advisory fee structures of each Fund (taking into consideration management fees and breakpoint fees), the level of investment advisory fees paid by each Fund is within competitive ranges for the size of each Fund and Fund mandate;

B.	The expense ratio of each Fund is generally reasonable and understandable in light of the existing Fund Trust structure and Fund performance;

C.	ICON has contractually agreed to impose expense limitations on all Funds at a cost to ICON and is considering new expense limitations;

Annual Report | September 30, 2017	79

ICON Diversified Funds	Additional Information
September 30, 2017 (Unaudited)

D.	The advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining.

E.

The fees paid to ICON for managing other institutional accounts (such as individual or sub-advised portfolios) are lower, but there are good reasons such accounts are less costly for ICON to manage, including, but not limited to, the level of work needed to service the institutional portfolios and the size and stability of such institutional accounts.

F.	The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

G.	The costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated profitability analysis which had been provided by ICON.

The Board also considered the fees charged by the Adviser to other advisory clients, including institutional and sub-advised clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements.

The Board concluded the Adviser is providing the Funds with professional management at a price that would have been arrived at in an arm’s length negotiation.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds. The services provided by ICON and its affiliates to the Funds are reasonably satisfactory, and the profits derived from providing the services are competitive and reasonable. It was further noted that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions. The Trustees noted that such research assists ICON in providing quality investment advisory services to the Funds as well as other accounts to which it provides advisory services.

Based on all these considerations and other data as discussed above, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were within the range of what would have been negotiated at arm’s length in light of all the circumstances.

Supplemental Tax Information

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

ICON Bond Fund	$0
ICON Equity Income Fund	$0
ICON Fund	$0
ICON Long/Short Fund	$0
ICON Opportunities Fund	$221,532
ICON Risk-Managed Balanced Fund	$0

The following Funds designate the percentages listed below of the income dividends distributed in 2016 as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

ICON Bond Fund	00.42%
ICON Equity Income Fund	67.68%
ICON Fund	0.00%
ICON Long/Short Fund	0.00%
ICON Opportunities Fund	0.00%
ICON Risk-Managed Balanced Fund	54.74%

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ICON Diversified Funds	Additional Information
September 30, 2017 (Unaudited)

The following Funds designate the percentages listed below of the income dividends distributed in 2016 as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

ICON Bond Fund	0.52%
ICON Equity Income Fund	65.77%
ICON Fund	0.00%
ICON Long/Short Fund	0.00%
ICON Opportunities Fund	0.00%
ICON Risk-Managed Balanced Fund	50.47%

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

Annual Report | September 30, 2017	81

ICON Diversified Funds	Privacy Policy
September 30, 2017 (Unaudited)

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances
• income and transaction history
• checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

82	www.iconfunds.com

ICON Diversified Funds	Privacy Policy
September 30, 2017 (Unaudited)

Who We Are

Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)

What We Do

How does ICON protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?	We collect your personal information, for example, when you

• open an account or enter into an investment advisory contract
• provide account information or give us your contact information
• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•      Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• ICON doesn’t jointly market

Annual Report | September 30, 2017	83

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442
By E-Mail	info@iconadvisers.com
By Mail	ICON Funds | P.O. Box 1920 | Denver, CO 80201
In Person	ICON Funds | 5299 DTC Boulevard, 12th Floor
Greenwood Village, CO 80111
On the Internet	www.iconfunds.com

        ICON Emerging Markets Fund

        ICON International Equity Fund

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442	●	www.iconfunds.com

ICON International Funds	About This Report
September 30, 2017 (Unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2017, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2	www.iconfunds.com

ICON Emerging Markets Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?
A.

The ICON Emerging Markets Fund (the Fund) Class S returned 11.34% for the fiscal year ended September 30, 2017, while its benchmark, the MSCI Emerging Markets Index, returned 22.91%. Total returns for other periods and additional Class shares as of September 30, 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

Earnings optimism coupled with a continuation of tightening credit spreads drove emerging markets’ performance during fiscal year 2017. In the context of total return, Poland and Hungary led gains for the year, followed closely by both China and Brazil. Global growth appears to be accelerating in a uniform fashion for the first time in several years, which contributed to positive risk sentiment. In addition, monetary policy remains accommodative globally due to benign inflation indicators, meaning it remains relatively easy for businesses to borrow money. This, in turn, has led to a supportive backdrop for emerging markets. In Asia, China’s economic growth remained relatively stable and rose slightly over the year as currency fluctuations in the Yuan/U.S. Dollar failed to have any meaningful effect on the economy. In Latin America, Brazil experienced economic growth after emerging from a devastating two-year recession. Strength in the Information Technology sector was a global theme throughout the year and was particularly influential in the Asia–Pacific region.

At the beginning of our fiscal year (Oct 2016), our valuation model showed the emerging market universe had an 8% upside to fair value. However, these readings quickly headed lower and reached fair value in the next two months as interest rates rose following the U.S. election. In response to this low value environment, the Fund reduced exposure in markets we believed were over-priced, and also held cash for defensive reasons. Despite the higher interest rates, investors sought out higher yielding emerging markets debt, sparking an uninterrupted buying frenzy over the year that brought credit spreads to decade tight levels. Equity prices moved higher after bottoming in December, and the Fund’s defensive cash position ultimately detracted from performance over the course of the year. Sector positioning was tilted towards cyclical areas of the market, yet Information Technology was investors’ clear favorite as it posted returns that nearly doubled the benchmark. The Fund had exposure to this sector throughout the year, but gradually rotated away to other areas that looked more attractive in our valuation model. Regionally, our valuations pointed us away from the Western Hemisphere and toward countries in the Asia-Pacific area. Performance across all regions was fairly consistent. Going forward, we believe our disciplined focus on value, which at times may seem contrarian to the investor, will benefit the Fund.

Q.	How did the Fund’s composition affect performance?
A.

While all geographic regions saw gains over the period, there were clear differences among countries throughout the year. The Western Hemisphere’s performance was largely driven by Brazil. Brazil had a value-to-price ratio (V/P) of 1.02 at the start of the year, suggesting we believed fair value in Brazilian equities was 2% higher than where they were trading. Nonetheless, seeing more value in other regions and countries, we maintained an underweight position in Brazil. The Asia-Pacific region was largely driven by China, which had a V/P of 1.05 at the start of the year.

From a country perspective, South Korea was the primary detractor to relative performance due to the Fund’s stock selection in the Utilities and Financials sectors. Indonesia was another underperforming area. While Indonesia’s Financials sector performed well, the Fund’s allocation to infrastructure areas, specifically the engineering and construction industry, detracted from relative returns. In addition, Brazil ended the year at record highs as the country’s political rhetoric was evidently overshadowed by the belief that Brazil would continue to experience growth. India and Taiwan both contributed positively to performance at the allocation and selection levels, with the Financials sector being the primary contributor.

At the sector and industry level, the Fund’s primary contributors relative to the benchmark were in the Financials and consumer-related sectors. Specifically, an overweight position in the home furnishings and specialty stores industries drove the majority of the Consumer Discretionary outperformance, while stock selection in diversified banks contributed positively in Financials. Conversely, an overweight position in Industrials, specifically in the engineering and construction industry, coupled with an underweight in internet software and services in Information Technology, both detracted from performance. In addition, the Fund’s overweight position in gold mining companies dragged on performance. Given the low valuation readings in the early part of the year, the Fund’s cash allocation for defensive positioning was also a relative detractor to the benchmark.

Q.	What is your investment outlook for emerging markets?
A.

At the end of fiscal year 2017, emerging markets as a whole had an overall average value-to-price (V/P) ratio of 1.07, implying that, on average, our estimate of fair value for stocks is about 7% higher than where they are now trading. We currently favor Financials, Energy and Materials from a sector perspective and more specifically the industries of diversified banks, construction materials and paper and products. Conversely, Consumer Staples, Health Care and Real Estate look less attractive and represent underweight positions relative to the benchmark. While corporate earnings and growth look strong, we will continue to monitor the credit environment for signs of risk aversion, as we currently find ourselves at exceptionally tight spread levels. While interest rates remain low, thanks in great part to loose monetary policy and extraordinary central bank intervention, we are now at a stage where policy moves are starting to decouple across the globe with some

Annual Report | September 30, 2017	3

ICON Emerging Markets Fund	Management Overview
September 30, 2017 (Unaudited)

countries removing stimulus and raising interest rates. As always, we will continue to monitor the capital markets and their effect on our investment system.

Regionally, according to our system, Europe in general, and Turkey and Hungary in particular, represent the best bargains in emerging markets space. The Asia-Pacific region looks favorable as well, with South Korea, Thailand, and the Philippines showing good value. Within the Western Hemisphere, Mexico looks attractive. The Fund’s country underweights include Brazil, India, and South Africa as these show less upside within our valuation system. Based on our disciplined, systematic and non-emotional approach to investing, we will continue deploying capital toward areas that we deem to have the most opportunity, based on what our investment system dictates.

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ICON Emerging Markets Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Emerging Markets Fund – Class S	2/25/97	11.34%	5.62%	0.33%	3.35%	1.85%	1.55%
ICON Emerging Markets Fund – Class A	5/31/06	11.06%	5.41%	0.10%	3.02%	2.16%	1.80%
ICON Emerging Markets Fund – Class A (including maximum sales charge of 5.75%)	5/31/06	4.64%	4.18%	-0.49%	2.48%	2.16%	1.80%
MSCI Emerging Markets Index		22.91%	4.36%	1.65%	6.49%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective May 5, 2014. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Emerging Markets Fund’s Class S shares on the Class’ inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s name and investment strategy changed effective May 5, 2014. The Fund’s past performance would have been different if the current strategy had been in effect. Performance for the Emerging Markets Fund’s other share classes will vary due to differences in charges and expenses. The Emerging Markets Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2017	5

ICON Emerging Markets Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Common Stocks (96.97%)
Airlines (2.01%)
Cebu Air, Inc.	602,000	$ 1,300,001

Alternative Carriers (0.99%)
Link Net Tbk PT	1,659,000	637,414

Aluminum (0.21%)
China Hongqiao Group, Ltd.(a)(b)	270,000	138,256

Apparel, Accessories & Luxury Goods (0.44%)
Shenzhou International Group Holdings, Ltd.	36,000	282,326

Biotechnology (0.42%)
Shire PLC	5,300	269,949

Building Products (0.83%)
China Lesso Group Holdings, Ltd.	788,000	538,843

Cable & Satellite (1.28%)
Megacable Holdings SAB de CV	126,575	527,222
Sky PLC	25,000	306,697

		833,919

Coal & Consumable Fuels (3.41%)
Indo Tambangraya Megah Tbk PT	770,000	1,158,421
Tambang Batubara Bukit Asam Persero Tbk PT	1,350,000	1,047,965

		2,206,386

Commodity Chemicals (1.18%)
Mexichem SAB de CV	170,246	448,847
Petronas Chemicals Group Bhd	184,000	317,840

		766,687

Construction & Engineering (3.85%)
China Communications Construction Co., Ltd., Class H	280,000	351,182
China State Construction International Holdings, Ltd.	240,000	350,870
Pembangunan Perumahan Persero Tbk PT	2,177,573	374,013
Waskita Karya Persero Tbk PT	5,246,000	692,289
Wijaya Karya Persero Tbk PT	5,431,809	722,998

		2,491,352

Construction Materials (8.02%)
China Resources Cement Holdings, Ltd.	1,906,000	1,175,072
Cimsa Cimento Sanayi VE Ticaret AS	142,000	565,174
Siam Cement PCL	16,500	247,609
Tipco Asphalt PCL	1,292,000	934,516
Waskita Beton Precast Tbk PT	21,000,000	561,605
West China Cement, Ltd.(a)	9,000,000	1,468,521

	Shares or Principal Amount	Value
Construction Materials (continued)
Wijaya Karya Beton Tbk PT	6,000,000	$ 238,473

		5,190,970

Consumer Finance (1.38%)
Gentera SAB de CV	552,000	894,234

Department Stores (0.00%)(c)
Grupo Sanborns SAB de CV	945	1,105

Distillers & Vintners (1.11%)
Thai Beverage PCL	1,084,000	720,011

Diversified Banks (17.49%)
Agricultural Bank of China, Ltd., Class H	2,374,000	1,068,658
Bank Negara Indonesia Persero Tbk PT	1,850,000	1,017,271
Bank of China, Ltd., Class H	2,356,000	1,170,280
Bank Pan Indonesia Tbk PT(a)	16,827,400	1,425,208
China Construction Bank Corp., Class H	1,120,000	935,706
Credicorp, Ltd.	2,200	451,044
Grupo Financiero Banorte SAB de CV, Class O	55,000	378,657
Industrial Bank of Korea	52,000	655,531
Kasikornbank PCL	44,760	278,360
Metropolitan Bank & Trust Co.	580,000	988,672
Moneta Money Bank AS	77,600	273,224
Sberbank of Russia PJSC, Sponsored ADR	70,000	998,166
Shinhan Financial Group Co., Ltd.	28,000	1,237,552
Yes Bank, Ltd.	81,500	437,492

		11,315,821

Electric Utilities (1.05%)
Korea Electric Power Corp.	20,000	679,506

Electronic Components (1.92%)
Kingboard Chemical Holdings, Ltd.	60,000	319,547
Tongda Group Holdings, Ltd.	3,440,000	927,467

		1,247,014

Electronic Equipment & Instruments (1.43%)
China Railway Signal & Communication Corp., Ltd., Class H	797,000	599,216
SFA Engineering Corp.	9,000	325,944

		925,160

Electronic Manufacturing Services (1.01%)
Fabrinet(a)	17,700	655,962

Environmental & Facilities Services (1.10%)
China Everbright International, Ltd.	566,000	713,236

The accompanying notes are an integral part of the financial statements.
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ICON Emerging Markets Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Financial Exchanges & Data (0.34%)
Bolsa Mexicana de Valores SAB de CV	130,000	$ 216,952

Gold (3.26%)
Cia de Minas Buenaventura SAA, ADR	60,000	767,400
Randgold Resources, Ltd.	7,800	762,347
Zijin Mining Group Co., Ltd., Class H	1,680,000	577,949

		2,107,696

Highways & Railtracks (1.26%)
Shenzhen Expressway Co., Ltd., Class H	840,000	816,811

Independent Power Producers & Energy Traders (2.21%)
Aboitiz Power Corp.	642,000	541,535
Electricity Generating PCL	94,000	662,369
First Gen Corp.	600,000	223,606

		1,427,510

Industrial Machinery (1.42%)
China Conch Venture Holdings, Ltd.	470,000	916,333

Integrated Oil & Gas (3.23%)
China Petroleum & Chemical Corp., Class H	652,000	491,400
LUKOIL PJSC, Sponsored ADR	14,500	769,012
MOL Hungarian Oil & Gas PLC	57,600	655,059
Rosneft Oil Co. PJSC, GDR	31,500	175,281

		2,090,752

Integrated Telecommunication Services (2.47%)
KT Corp., Sponsored ADR	64,000	887,680
Telekomunikasi Indonesia Persero Tbk PT	2,049,000	712,600

		1,600,280

Internet Software & Services (1.22%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	2,400	414,504
Tencent Holdings, Ltd.	8,545	373,593

		788,097

IT Consulting & Other Services (2.75%)
HCL Technologies, Ltd.	68,000	911,279
Infosys, Ltd.	63,000	869,822

		1,781,101

Multi-Utilities (0.48%)
Avista Corp.	6,000	310,620

Oil & Gas Equipment & Services (0.80%)
U.S. Silica Holdings, Inc.(d)	16,600	515,762

Oil & Gas Exploration & Production (2.98%)
CNOOC, Ltd.	600,000	776,731
Diamondback Energy, Inc.(a)	8,575	840,007

	Shares or Principal Amount	Value
Oil & Gas Exploration & Production (continued)
Gulfport Energy Corp.(a)	21,800	$ 312,612

		1,929,350

Oil & Gas Refining & Marketing (2.68%)
Petron Corp.	3,750,000	773,630
SK Innovation Co., Ltd.	5,500	958,618

		1,732,248

Paper Packaging (2.08%)
Smurfit Kappa Group PLC	43,000	1,348,307

Paper Products (2.76%)
Lee & Man Paper Manufacturing, Ltd.	1,387,000	1,784,632

Pharmaceuticals (0.95%)
Indivior PLC(a)	73,000	332,508
Sawai Pharmaceutical Co., Ltd.	5,000	284,269

		616,777

Regional Banks (5.86%)
Bank Tabungan Negara Persero Tbk PT	3,000,000	702,615
Banregio Grupo Financiero SAB de CV	223,800	1,332,845
DGB Financial Group, Inc.	127,000	1,165,639
Grupo Financiero Interacciones SA de CV, Class O	98,666	588,962

		3,790,061

Renewable Electricity (1.37%)
China Everbright Greentech, Ltd.(a)	1,004,792	849,866
Energy Development Corp.	375,361	41,567

		891,433

Semiconductors (1.12%)
Taiwan Semiconductor Manufacturing Co., Ltd.	101,000	723,409

Technology Hardware, Storage & Peripherals (0.52%)
Samsung Electronics Co., Ltd.	150	337,534

Tobacco (1.57%)
KT&G Corp.	11,000	1,015,088

Water Utilities (1.82%)
Guangdong Investment, Ltd.	460,000	656,840
TTW PCL	1,599,400	517,947

		1,174,787

Wireless Telecommunication Services (4.69%)
China Mobile, Ltd.	123,000	1,248,691
Indosat Tbk PT	67,250	31,206
SK Telecom Co., Ltd., Sponsored ADR	42,500	1,045,075

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	7

ICON Emerging Markets Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Wireless Telecommunication Services (continued)
Turkcell Iletisim Hizmetleri AS	200,000	$711,304

		3,036,276

Total Common Stocks (Cost $60,948,547)		62,759,968

Collateral for Securities on Loan (0.54%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 1.01%	346,438	346,438

Total Collateral for Securities on Loan (Cost $346,438)		346,438

Total Investments (97.51%) (Cost $61,294,985)		$63,106,406

Other Assets Less Liabilities (2.49%)		1,613,212

Net Assets (100.00%)		$64,719,618

(a)	Non-income producing security.
(b)	Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of September 30, 2017, these securities had an aggregate market value of $138,256 or 0.21% of total net assets.
(c)	Less than 0.005%.
(d)	All or a portion of the security was on loan as of September 30, 2017.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

Country Composition (September 30, 2017)

China	16.88%
Indonesia	14.42%
South Korea	12.82%
Hong Kong	12.40%
Mexico	6.78%
Thailand	6.19%
Philippines	5.99%
India	3.43%
United States	3.06%
Russia	3.00%
Ireland	2.50%
Turkey	1.97%
Peru	1.89%
Jersey	1.18%
Taiwan	1.12%
Hungary	1.01%
United Kingdom	0.98%
Malaysia	0.49%
Japan	0.44%
Czech Republic	0.42%

96.97%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
8	www.iconfunds.com

ICON Emerging Markets Fund	Schedule of Investments
September 30, 2017

Sector Composition (September 30, 2017)

Financial	25.07%
Materials	17.51%
Energy	13.10%
Industrials	10.47%
Information Technology	9.97%
Telecommunication Services	8.15%
Utilities	6.93%
Consumer Staples	2.68%
Consumer Discretionary	1.72%
Health Care	1.37%

96.97%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2017)

Diversified Banks	17.49%
Construction Materials	8.02%
Regional Banks	5.86%
Wireless Telecommunication Services	4.69%
Construction & Engineering	3.85%
Coal & Consumable Fuels	3.41%
Gold	3.26%
Integrated Oil & Gas	3.23%
Oil & Gas Exploration & Production	2.98%
Paper Products	2.76%
IT Consulting & Other Services	2.75%
Oil & Gas Refining & Marketing	2.68%
Integrated Telecommunication Services	2.47%
Independent Power Producers & Energy Traders	2.21%
Paper Packaging	2.08%
Airlines	2.01%
Electronic Components	1.92%
Water Utilities	1.82%
Tobacco	1.57%
Electronic Equipment & Instruments	1.43%
Industrial Machinery	1.42%
Consumer Finance	1.38%
Renewable Electricity	1.37%
Cable & Satellite	1.28%
Highways & Railtracks	1.26%
Internet Software & Services	1.22%
Commodity Chemicals	1.18%
Semiconductors	1.12%
Distillers & Vintners	1.11%
Environmental & Facilities Services	1.10%
Electric Utilities	1.05%
Electronic Manufacturing Services	1.01%
Other Industries (each less than 1%)	5.98%

96.97%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	9

ICON International Equity Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmark?
A.

The ICON International Equity Fund (the Fund) Class S returned 10.30% for the fiscal year ended September 30, 2017, while the MSCI All Country World Index ex-United States (ACWI ex-U.S.) returned 20.15%. Total returns for other periods and additional Class shares as of September 30, 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

We finished fiscal year 2017 with global stock market gains. Volatility contracted and monetary policy remained accommodative, which encouraged investors to commit capital to the equity markets. In Asia, China’s economic growth remained relatively stable and rose slightly over the year as currency fluctuations in the Yuan/U.S. Dollar failed to have any meaningful effect on the economy. Japan emerged from its prior deflationary environment and experienced modest growth. Markets in Europe were mixed. The Eurozone region saw an increase in economic activity, while Britain had a modest contraction on the heels of last year’s decision to leave the European Union. In Latin America, Brazil experienced economic growth following a deep, two-year recession. As the period closed, and as detailed elsewhere in this overview, we still see upside in the global markets, with some regions showing great bargains and others appearing less attractive according to our system.

At the beginning of the fiscal year, our valuation model signaled a 22% upside to fair value for global markets and pointed the Fund towards positioning in both cyclical and defensive sectors of the market. As fiscal year 2017 began, the Fund’s largest weighted sectors were Information Technology and Health Care. From a regional perspective, the Fund held an overweight position in Asia-Pacific and ultimately increased exposure to European equities throughout the year. In addition, the Fund held an overweight position in emerging market equities, though the Fund’s exposure to this space was gradually lower by the end of fiscal year 2017, as we saw better opportunities in the developed markets. Despite the ongoing issues looming over the world economy, our discipline and focus on value guided our decisions, which we believe will benefit the Fund going forward.

As a multi-cap manager, we are not restricted by market capitalization. However, our valuation readings led us to a higher concentration in small- and mid-cap companies during the period and an underweight position in large-cap stocks relative to the benchmark. Overall, large-cap stocks outperformed their small- and mid-cap peers by a wide margin, which detracted from the Fund’s relative performance.

Q.	How did the Fund’s composition affect performance?
A.

The Fund’s primary contributors to benchmark relative performance came from the Consumer Staples and Industrials sectors. Specifically, underweight positions in the packaged foods & meats and tobacco industries within the Consumer Staples sector and overweight positions in the airlines and building products industries within the Industrials Sector contributed to performance relative to the benchmark. Further, an overweight position in the electronic equipment and instruments industry within the top performing Information Technology sector proved beneficial.

Conversely, the Materials sector was a detractor, as the gold and diversified metals & mining industries hindered the Fund’s relative returns versus the benchmark. Our industry selection within the Information Technology sector was another source of relative underperformance, with our holdings in communications equipment and electronic components industries detracting from the Fund’s returns. Additionally, the Fund rotated away from the Information Technology sector too early, missing out on the sector’s leadership which continued through the end of the period. When our system saw value decline in segments of the market, we went to cash. This defensive move proved problematic, however, when equities ultimately remained resilient.

While all geographic regions saw gains over the period, there were areas of differentiation among certain countries throughout the year. European equities had the highest returns, though the Eurozone countries outperformed the United Kingdom by a wide margin. Within the Asia-Pacific region, countries with larger concentrations in the Information Technology sector, including China and South Korea, stood out. The leadership in these sectors resulted in emerging market countries outperforming their developed peers for the period. The Fund’s overweight allocations to South Africa and underweight in Brazil, where we struggled to find value opportunities, led to underperformance over the year.

Q.	What is your investment outlook for the international equity market?
A.

International equities, on average, still remain below our estimate of their intrinsic value. At the end of the period, international markets as a whole had an overall average value-to-price (V/P) ratio of 1.15, implying that, on average, our estimate of fair value for stocks is about 15% higher than where they are currently trading. Investors have become less risk averse as equity prices have risen steadily over the years. Corporate earnings continue to rise, major economies are generally growing, and volatility remains low despite ongoing geopolitical concerns. While interest rates remain low, thanks in great part to loose monetary policy and extraordinary central bank intervention, we are now at a stage where policy moves are starting to decouple across the globe, with some countries removing stimulus and raising interest rates. As always, we will continue to monitor the capital markets and their effect on our investment system.

10	www.iconfunds.com

ICON International Equity Fund	Management Overview
September 30, 2017 (Unaudited)

According to our valuation system, Europe represents the best opportunity from a regional perspective, with the Western Hemisphere showing the least upside. Within Europe, we find attractive opportunities in the United Kingdom, France, and Germany in particular. As of the end of the fiscal year 2017, we estimate that, on average, fair value for European equities is 21% higher than where prices are currently trading. Within the Western Hemisphere, Mexico looks attractive to our system, with South Korea, Indonesia, and Thailand currently showing the most value in the Asia-Pacific region. Dramatic improvements in sentiment and our system’s valuations have led to our overweight emerging markets position versus developed, Western Hemisphere markets.

From a sector perspective, we are still tilted towards the Financials, Materials, and Industrials sectors. Our system sees little upside in the defensive Health Care and Consumer Staples sectors, which are underweight in the Fund relative to the benchmark.

At ICON we continue to seek out industries that our system identifies as trading at a discount to fair value. Guided by our disciplined, systematic and non-emotional approach to investing, we see numerous opportunities in these ever-changing markets. We believe it is nearly impossible to accurately time market bottoms and we believe rallies do not offer invitations. Therefore, given our current valuations, we remain almost fully invested. As market conditions dictate, we will adjust accordingly.

Annual Report | September 30, 2017	11

ICON International Equity Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON International Equity Fund – Class S	2/18/97	10.30%	3.68%	-2.42%	5.04%	1.45%	1.45%
ICON International Equity Fund – Class C	2/19/04	9.19%	2.56%	-3.52%	2.55%	3.13%	2.55%
ICON International Equity Fund – Class A	5/31/06	10.03%	3.34%	-2.80%	0.40%	2.43%	1.80%
ICON International Equity Fund – Class A (including maximum sales charge of 5.75%)	5/31/06	3.69%	2.13%	-3.37%	-0.13%	2.43%	1.80%
MSCI ACWI ex-U.S.		20.15%	7.45%	1.74%	5.83%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the International Equity Fund’s Class S shares on the Class’ inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. Performance for the International Equity Fund’s other share classes will vary due to differences in charges and expenses. The International Equity Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	www.iconfunds.com

ICON International Equity Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Common Stocks (98.54%)
Aerospace & Defense (1.18%)
Airbus SE(a)	6,200	$589,921

Airlines (1.00%)
Cebu Air, Inc.	230,000	496,678

Alternative Carriers (0.62%)
Link Net Tbk PT	800,000	307,373

Aluminum (0.19%)
China Hongqiao Group, Ltd.(a)(b)	183,000	93,707

Application Software (0.80%)
Open Text Corp.	12,300	396,873

Biotechnology (1.96%)
Shire PLC	19,200	977,929

Building Products (3.75%)
China Lesso Group Holdings, Ltd.	370,000	253,010
Cie de Saint-Gobain	12,800	762,625
Sanwa Holdings Corp.	22,000	252,654
Tyman PLC	139,054	600,922

		1,869,211

Cable & Satellite (3.48%)
Megacable Holdings SAB de CV	71,351	297,198
NOS SGPS SA	37,000	229,307
Quebecor, Inc., Class B	25,600	962,039
Sky PLC	20,000	245,358

		1,733,902

Casinos & Gaming (0.94%)
Ladbrokes Coral Group PLC	287,000	469,572

Coal & Consumable Fuels (1.10%)
Indo Tambangraya Megah Tbk PT	203,000	305,402
Tambang Batubara Bukit Asam Persero Tbk PT	316,000	245,302

		550,704

Commodity Chemicals (1.72%)
Mexichem SAB de CV	82,654	217,914
Petronas Chemicals Group Bhd	77,000	133,009
Zeon Corp.	39,000	505,968

		856,891

Construction & Engineering (4.38%)
China Communications Construction Co., Ltd., Class H	290,000	363,725
China State Construction International Holdings, Ltd.	230,000	336,251
Obayashi Corp.	24,000	287,867
Pembangunan Perumahan Persero Tbk PT	1,318,427	226,449
Penta-Ocean Construction Co., Ltd	49,000	309,375

	Shares or Principal Amount	Value
Construction & Engineering (continued)
Waskita Karya Persero Tbk PT	2,420,000	$319,356
Wijaya Karya Persero Tbk PT	2,582,391	343,728

		2,186,751

Construction Materials (3.74%)
China Resources Cement Holdings, Ltd.	776,000	478,413
Cimsa Cimento Sanayi VE Ticaret AS	55,000	218,905
Tipco Asphalt PCL	490,000	354,422
Waskita Beton Precast Tbk PT	11,700,000	312,894
West China Cement, Ltd.(a)	2,580,000	420,976
Wijaya Karya Beton Tbk PT	2,000,000	79,491

		1,865,101

Department Stores (0.00%)(c)
Grupo Sanborns SAB de CV	630	737

Distillers & Vintners (0.48%)
Thai Beverage PCL	360,000	239,118

Diversified Banks (11.21%)
ABN AMRO Group NV	7,200	215,599
Banco Bilbao Vizcaya Argentaria SA	16,000	143,047
Banco Santander SA	51,000	356,738
Bank Negara Indonesia Persero Tbk PT	520,000	285,936
Bank of China, Ltd., Class H	1,060,000	526,526
BNP Paribas SA	3,100	250,095
Credicorp, Ltd.	1,100	225,522
DBS Group Holdings, Ltd.	6,500	100,061
DNB ASA	7,700	155,464
HSBC Holdings PLC	35,000	346,004
KB Financial Group, Inc.	4,700	231,236
Metropolitan Bank & Trust Co.	233,000	397,173
Moneta Money Bank AS	110,000	387,302
Oversea-Chinese Banking Corp., Ltd.	12,000	98,955
Sberbank of Russia PJSC, Sponsored ADR	47,000	670,197
Shinhan Financial Group Co., Ltd.	3,200	141,435
Societe Generale SA	4,400	257,846
Swedbank AB, Class A	13,500	373,836
UniCredit SpA(a)	11,600	247,541
Yes Bank, Ltd.	35,000	187,880

		5,598,393

Electric Utilities (3.50%)
CK Infrastructure Holdings, Ltd.	54,000	465,538
Emera, Inc.	6,000	227,257
Enel SpA	92,000	554,237
Iberdrola SA	64,000	497,641

		1,744,673

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	13

ICON International Equity Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Electronic Equipment & Instruments (1.80%)
China Railway Signal & Communication Corp., Ltd., Class H	660,000	$ 496,214
SFA Engineering Corp.	11,200	405,619

		901,833

Electronic Manufacturing Services (0.85%)
Fabrinet(a)	11,400	422,484

Environmental & Facilities Services (0.98%)
China Everbright International, Ltd.	390,000	491,452

Gold (3.72%)
Barrick Gold Corp.	11,600	186,678
Cia de Minas Buenaventura SAA, ADR	19,200	245,568
Randgold Resources, Ltd.	7,500	733,026
SEMAFO, Inc.(a)	131,000	346,464
Zijin Mining Group Co., Ltd., Class H	1,020,000	350,897

		1,862,633

Health Care Technology (0.47%)
M3, Inc.	8,200	233,793

Highways & Railtracks (1.21%)
Shenzhen Expressway Co., Ltd., Class H	620,000	602,884

Hotels, Resorts & Cruise Lines (1.15%)
Melia Hotels International SA	13,000	188,033
TUI AG	22,500	382,498

		570,531

Independent Power Producers & Energy Traders (2.41%)
Aboitiz Power Corp.	290,000	244,619
Electric Power Development Co., Ltd.	19,300	484,832
Electricity Generating PCL	52,000	366,417
First Gen Corp.	300,000	111,803

		1,207,671

Industrial Conglomerates (1.11%)
DCC PLC	2,000	194,203
Seibu Holdings, Inc.	21,000	358,701

		552,904

Industrial Machinery (1.05%)
China Conch Venture Holdings, Ltd.	270,000	526,404

Integrated Oil & Gas (1.76%)
China Petroleum & Chemical Corp., Class H	244,000	183,898
LUKOIL PJSC, Sponsored ADR	6,700	355,336
MOL Hungarian Oil & Gas PLC	21,600	245,647

	Shares or Principal Amount	Value
Integrated Oil & Gas (continued)
Rosneft Oil Co. PJSC, GDR	16,700	$92,927

		877,808

Integrated Telecommunication Services (1.73%)
KT Corp., Sponsored ADR	14,000	194,180
Orange SA	15,000	245,609
Telecom Italia SpA(a)	450,000	422,117

		861,906

Investment Banking & Brokerage (0.45%)
Nomura Holdings, Inc.	40,000	224,440

IT Consulting & Other Services (1.00%)
HCL Technologies, Ltd.	19,300	258,643
Infosys, Ltd.	17,300	238,856

		497,499

Life & Health Insurance (1.93%)
AIA Group, Ltd.	57,000	421,988
Legal & General Group PLC	99,000	345,063
Prudential PLC	8,200	196,230

		963,281

Metal & Glass Containers (1.97%)
RPC Group PLC	74,000	982,698

Multi-line Insurance (1.73%)
Allianz SE	1,200	269,504
Assicurazioni Generali SpA	9,300	173,457
Aviva PLC	28,000	193,254
AXA SA	7,400	223,718

		859,933

Multi-Utilities (2.63%)
Avista Corp.	4,600	238,142
Engie SA	34,900	592,652
RWE AG(a)	6,000	136,500
Veolia Environnement SA	15,000	346,620

		1,313,914

Oil & Gas Equipment & Services (2.42%)
Enerflex, Ltd.	29,300	432,074
John Wood Group PLC	18,000	164,410
SBM Offshore NV	15,000	271,996
U.S. Silica Holdings, Inc.(d)	11,000	341,770

		1,210,250

Oil & Gas Exploration & Production (5.88%)
CNOOC, Ltd.	504,000	652,454
Diamondback Energy, Inc.(a)	6,376	624,593
Encana Corp.	16,000	188,371
Gulfport Energy Corp.(a)	21,574	309,371
Newfield Exploration Co.(a)	14,200	421,314
Parsley Energy, Inc., Class A(a)	9,230	243,118
Seven Generations Energy, Ltd., Class A(a)	31,200	493,599

		2,932,820

Oil & Gas Refining & Marketing (2.82%)
Idemitsu Kosan Co., Ltd.	9,300	262,835
JXTG Holdings, Inc.	60,500	311,951

The accompanying notes are an integral part of the financial statements.
14	www.iconfunds.com

ICON International Equity Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Oil & Gas Refining & Marketing (continued)
Petron Corp.	2,000,000	$ 412,603
SK Innovation Co., Ltd.	2,400	418,306

		1,405,695

Oil & Gas Storage & Transportation (0.91%)
Pembina Pipeline Corp.	13,000	456,133

Paper Packaging (2.06%)
Rengo Co., Ltd.	34,000	202,381
Smurfit Kappa Group PLC	26,300	824,662

		1,027,043

Paper Products (0.62%)
Lee & Man Paper Manufacturing, Ltd.	240,000	308,804

Pharmaceuticals (2.77%)
Indivior PLC(a)	56,000	255,075
Ipsen SA	2,200	292,718
Roche Holding AG	1,500	383,430
Sawai Pharmaceutical Co., Ltd.	4,200	238,786
Shionogi & Co., Ltd.	3,800	207,734

		1,377,743

Regional Banks (2.24%)
Banregio Grupo Financiero SAB de CV	66,000	393,064
DGB Financial Group, Inc.	38,000	348,774
Grupo Financiero Interacciones SA de CV, Class O	62,955	375,794

		1,117,632

Renewable Electricity (1.01%)
China Everbright Greentech, Ltd.(a)	595,009	503,266

Specialty Chemicals (0.99%)
Covestro AG	3,200	275,362
Koninklijke DSM NV	2,700	221,039

		496,401

Specialty Stores (0.38%)
Beauty Community PCL	400,000	192,103

Steel (2.29%)
ArcelorMittal(a)	36,000	928,667
Bekaert SA	4,500	216,037

		1,144,704

Tobacco (1.73%)
British American Tobacco PLC	6,100	381,883
KT&G Corp.	5,200	479,860

		861,743

Trading Companies & Distributors (1.57%)
Mitsubishi Corp.	16,800	390,866
Sojitz Corp.	142,000	392,919

		783,785

Water Utilities (0.64%)
Pennon Group PLC	30,000	320,318

	Shares or Principal Amount	Value
Wireless Telecommunication Services (2.21%)
China Mobile, Ltd.	39,000	$ 395,926
Indosat Tbk PT	67,250	31,206
SK Telecom Co., Ltd., Sponsored ADR	13,200	324,588
Turkcell Iletisim Hizmetleri AS	100,000	355,652

		1,107,372

Total Common Stocks (Cost $48,272,246)		49,177,414

Collateral for Securities on Loan (0.69%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 1.01%	343,750	343,750

Total Collateral for Securities on Loan (Cost $343,750)		343,750

Total Investments (99.23%) (Cost $48,615,996)		$49,521,164

Other Assets Less Liabilities (0.77%)		383,261

Net Assets (100.00%)		$49,904,425

(a)	Non-income producing security.
(b)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of September 30, 2017, these securities had an aggregate market value of $93,707 or 0.19% of total net assets.

(c)	Less than 0.005%.
(d)	All or a portion of the security was on loan as of September 30, 2017.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	15

ICON International Equity Fund	Schedule of Investments
September 30, 2017

Country Composition (September 30, 2017)

Japan	9.36%
China	8.95%
Canada	7.40%
France	7.14%
Hong Kong	6.81%
South Korea	5.09%
Great Britain	5.01%
Indonesia	4.92%
United States	4.36%
Ireland	4.00%
United Kingdom	4.00%
Philippines	3.34%
Thailand	3.15%
Italy	2.81%
Mexico	2.58%
Spain	2.38%
Russia	2.24%
Germany	2.13%
Luxembourg	1.86%
Jersey	1.47%
Netherlands	1.41%
India	1.38%
Turkey	1.15%
Peru	0.94%
Czech Republic	0.78%
Switzerland	0.77%
Sweden	0.75%
Hungary	0.49%
Portugal	0.46%
Belgium	0.43%
Singapore	0.40%
Norway	0.31%
Malaysia	0.27%

98.54%

Percentages are based upon common stocks as a percentage of net assets.

Sector Composition (September 30, 2017)

Financial	17.56%
Materials	17.30%
Industrials	16.23%
Energy	14.89%
Utilities	10.19%
Consumer Discretionary	5.95%
Health Care	5.20%
Telecommunication Services	4.56%
Information Technology	4.45%
Consumer Staples	2.21%

98.54%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
16	www.iconfunds.com

ICON International Equity Fund	Schedule of Investments
September 30, 2017

Industry Composition (September 30, 2017)

Diversified Banks	11.21%
Oil & Gas Exploration & Production	5.88%
Construction & Engineering	4.38%
Building Products	3.75%
Construction Materials	3.74%
Gold	3.72%
Electric Utilities	3.50%
Cable & Satellite	3.48%
Oil & Gas Refining & Marketing	2.82%
Pharmaceuticals	2.77%
Multi-Utilities	2.63%
Oil & Gas Equipment & Services	2.42%
Independent Power Producers & Energy Traders	2.41%
Steel	2.29%
Regional Banks	2.24%
Wireless Telecommunication Services	2.21%
Paper Packaging	2.06%
Metal & Glass Containers	1.97%
Biotechnology	1.96%
Life & Health Insurance	1.93%
Electronic Equipment & Instruments	1.80%
Integrated Oil & Gas	1.76%
Multi-line Insurance	1.73%
Tobacco	1.73%
Integrated Telecommunication Services	1.73%
Commodity Chemicals	1.72%
Trading Companies & Distributors	1.57%
Highways & Railtracks	1.21%
Aerospace & Defense	1.18%
Hotels, Resorts & Cruise Lines	1.15%
Industrial Conglomerates	1.11%
Coal & Consumable Fuels	1.10%
Industrial Machinery	1.05%
Renewable Electricity	1.01%
Airlines	1.00%
IT Consulting & Other Services	1.00%
Other Industries (each less than 1%)	9.32%

98.54%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	17

ICON International Funds	Statements of Assets and Liabilities
September 30, 2017

	ICON Emerging Markets Fund	ICON International Equity Fund
Assets
Investments, at cost	$61,294,985	$48,615,996

Investments, at value(a)	63,106,406	49,521,164
Cash and cash equivalents	1,088,026	380,649
Foreign currency, at value (Cost $308,818 and $1,900, respectively)	309,986	1,206
Receivables:
Investments sold	783,023	568,186
Fund shares sold	204,703	9,361
Expense reimbursements due from Adviser	27,222	14,327
Dividends	55,278	80,066
Foreign tax reclaims	246	54,504
Other assets	14,238	13,739

Total assets	65,589,128	50,643,202

Liabilities
Payables:
Payable for collateral received on securities loaned	346,438	343,750
Investments purchased	339,980	258,747
Capital gains tax	–	1,574
Fund shares redeemed	7,049	1,923
Advisory fees	53,353	40,705
Transfer agent fees	44,445	11,356
Fund accounting fees	19,118	26,997
Accrued distribution fees	2,653	2,501
Trustee fees and expenses	3,664	2,842
Administration fees	2,666	2,035
Accrued expenses	50,144	46,347

Total liabilities	869,510	738,777

Net Assets - all share classes	$64,719,618	$49,904,425

Net Assets - Class S	$51,832,598	$45,144,360

Net Assets - Class C	$–	$2,484,375

Net Assets - Class A	$12,887,020	$2,275,690

Net Assets Consists of
Paid-in capital	$62,807,146	$84,069,809
Accumulated undistributed net investment income/(loss)	100,506	(102,068)
Accumulated undistributed net realized gain/(loss)	–	(34,967,250)
Unrealized appreciation/(depreciation)	1,811,966	903,934

Net Assets	$64,719,618	$49,904,425

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,259,669	3,428,233
Class C	–	213,402
Class A	817,166	175,929
Net asset value (offering and redemption price per share)
Class S	$15.90	$13.17
Class C	$–	$11.64
Class A	$15.77	$12.94
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$16.73	$13.72

(a) Includes securities on loan of	$344,442	$341,770

The accompanying notes are an integral part of the financial statements.
18	www.iconfunds.com

ICON International Funds	Statements of Operations
Year Ended September 30, 2017

	ICON Emerging Markets Fund	ICON International Equity Fund
Investment Income
Interest	$2,825	$2,373
Dividends	1,236,072	985,157
Foreign taxes withheld	(143,401)	(91,247)
Income from securities lending, net	755	27,453

Total investment income	1,096,251	923,736

Expenses
Advisory fees	538,176	493,187
Administration fees	26,837	24,581
Transfer agent fees	123,179	42,512
Distribution fees:
Class C(a)	2,500	26,016
Class A	23,553	5,909
Registration fees	40,586	39,842
Audit and tax service expense	25,545	25,545
Fund accounting fees	55,803	72,940
Trustee fees and expenses	12,174	10,830
Insurance expense	5,210	4,308
Custody fees	46,145	33,183
Printing fees	16,555	9,101
Other expenses	54,424	57,408

Total expenses before expense reimbursement	970,687	845,362
Expense reimbursement by Adviser due to expense limitation agreement	(110,029)	(49,267)

Net Expenses	860,658	796,095

Net Investment Income/(Loss)	235,593	127,641

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments and foreign currency translations	4,126,115	2,569,275
Capital gains tax	(56,584)	(68,449)

	4,069,531	2,500,826

Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	794,783	1,848,050
Capital gains tax	–	(1,574)

	794,783	1,846,476

Net realized and unrealized gain/(loss)	4,864,314	4,347,302

Net Increase/(Decrease) in Net Assets Resulting From Operations	$5,099,907	$4,474,943

(a)	Emerging Markets Fund Class C shares merged into Class A shares on January 10, 2017. The information presented is for expenses incurred before the merger.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	19

ICON International Funds	Statements of Changes in Net Assets

	ICON Emerging Markets Fund		ICON International Equity Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations
Net investment income/(loss)	$235,593	$(20,622)	$127,641	$264,296
Net realized gain/(loss)	4,069,531	2,067,753	2,500,826	(2,700,624)
Change in net unrealized appreciation/(depreciation)	794,783	2,013,423	1,846,476	5,285,537

Net increase/(decrease) in net assets resulting from operations	5,099,907	4,060,554	4,474,943	2,849,209

Fund Share Transactions
Shares sold
Class S	26,312,322	35,539,610	4,368,367	3,354,948
Class C(a)	43,641	823,176	123,670	81,425
Class A(a)	9,477,499	12,243,987	168,244	175,210
Shares repurchased
Class S	(24,352,508)	(9,328,014)	(13,299,835)	(23,174,814)
Class C(a)	(995,637)	(459,358)	(784,395)	(552,431)
Class A(a)	(6,735,963)	(4,458,977)	(921,210)	(1,184,134)

Net increase/(decrease) from fund share transactions	3,749,354	34,360,424	(10,345,159)	(21,299,796)

Total net increase/(decrease) in net assets	8,849,261	38,420,978	(5,870,216)	(18,450,587)

Net Assets
Beginning of year	55,870,357	17,449,379	55,774,641	74,225,228

End of year	$64,719,618	$55,870,357	$49,904,425	$55,774,641

Accumulated undistributed net investment income/(loss)	$100,506	$(121,597)	$(102,068)	$(227,984)

Transactions in Fund Shares
Shares sold
Class S	1,779,885	2,656,595	350,531	291,975
Class C(a)	3,312	64,476	11,284	7,727
Class A(a)	652,238	918,881	13,905	15,507
Shares repurchased
Class S	(1,727,057)	(694,300)	(1,110,895)	(2,012,460)
Class C(a)	(78,688)	(37,993)	(73,749)	(53,203)
Class A(a)	(474,151)	(335,946)	(78,612)	(106,353)

Net increase/(decrease)	155,539	2,571,713	(887,536)	(1,856,807)

Shares outstanding, beginning of year	3,921,296	1,349,583	4,705,100	6,561,907

Shares outstanding, end of year	4,076,835	3,921,296	3,817,564	4,705,100

(a)

Emerging Markets Fund Class C shares merged into Class A shares on January 10, 2017. The information presented includes the activity for Class C prior to the merger as well as Class C shares redeemed, 67,738 shares, and Class A shares issued, 63,928 shares, in connection with the merger of $853,918.

The accompanying notes are an integral part of the financial statements.
20	www.iconfunds.com

ICON Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of period	$14.28		$12.95		$13.72		$13.51		$12.21
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.07		(0.00)	(c)	(0.03)		(0.03)		0.06
Net realized and unrealized gains/(losses) on investments	1.55		1.33		(0.74)		0.27		1.33
Total from investment operations	1.62		1.33		(0.77)		0.24		1.39

Less dividends and distributions:
Dividends from net investment income	–		–		–		(0.03)		(0.09)
Total dividends and distributions	–		–		–		(0.03)		(0.09)
Net asset value, end of period	$15.90		$14.28		$12.95		$13.72		$13.51

Total Return	11.34%		10.27%		(5.61)%		1.78%		11.44%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$51,833		$45,786		$16,123		$8,942		$29,053

Ratio of expenses to average net assets
Before expense limitation	1.72%		1.85%		2.44%		2.11%		1.64%
After expense limitation	1.55	%(d)	1.55	%(d)	1.55	%(d)	1.88	%(e)	1.64%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.29%		(0.32)%		(1.08)%		(0.42)%		0.46%
After expense limitation	0.46	%(d)	(0.02)	%(d)	(0.19)	%(d)	(0.19)	%(e)	0.46%
Portfolio turnover rate	169%		156%		76%		92%		60%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Amount less than $(0.005).
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(e)

Effective May 5, 2014, Class S’s operating expenses, not including interest expense, were contractually limited to the amounts discussed in Note 3 of the 2014 Annual Report. The ratios in these financial highlights reflect the limitation, including the interest expense.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	21

ICON Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A(a)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$14.20	$12.91	$13.71	$13.51	$12.17
Income/(loss) from investment operations:
Net investment income/(loss)(b)(c)	0.06	(0.01)	(0.07)	(0.04)	0.04
Net realized and unrealized gains/(losses) on investments	1.51	1.30	(0.73)	0.27	1.33
Total from investment operations	1.57	1.29	(0.80)	0.23	1.37

Less dividends and distributions:
Dividends from net investment income	–	–	–	(0.03)	(0.03)
Total dividends and distributions	–	–	–	(0.03)	(0.03)
Net asset value, end of period	$15.77	$14.20	$12.91	$13.71	$13.51

Total Return(d)	11.06%	9.99%	(5.84)%	1.68%	11.29%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$12,887	$9,072	$725	$305	$789

Ratio of expenses to average net assets
Before expense limitation	2.12%	2.16%	4.75%	4.32%	2.97%
After expense limitation(e)	1.80%	1.80%	1.80%	1.95%	1.81%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.08%	(0.43)%	(3.44)%	(2.65)%	(0.82)%
After expense limitation(e)	0.40%	(0.07)%	(0.49)%	(0.28)%	0.34%
Portfolio turnover rate	169%	156%	76%	92%	60%

(a)

Class C shares were merged into Class A on January 10, 2017. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
22	www.iconfunds.com

ICON International Equity Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$11.94	$11.37	$11.75	$11.81	$11.05
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.04	0.05	0.00 (c)	0.06	0.07
Net realized and unrealized gains/(losses) on investments	1.19	0.52	(0.37)	(0.12)	0.74
Total from investment operations	1.23	0.57	(0.37)	(0.06)	0.81

Less dividends and distributions:
Dividends from net investment income	–	–	(0.01)	–	(0.00) (d)
Distributions from net realized gains	–	–	–	–	(0.05)
Total dividends and distributions	–	–	(0.01)	–	(0.05)
Net asset value, end of period	$13.17	$11.94	$11.37	$11.75	$11.81

Total Return	10.30%	5.01%	(3.15)%	(0.51)%	7.33%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$45,144	$50,005	$67,201	$80,356	$42,105

Ratio of expenses to average net assets
Before expense limitation	1.57%	1.45%	1.41%	1.41%	1.45%
After expense limitation(e)	1.55%	1.45%	1.41%	1.41%	1.45%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.31%	0.45%	0.00% (f)	0.44%	0.65%
After expense limitation(e)	0.33%	0.45%	0.00% (f)	0.44%	0.65%
Portfolio turnover rate	209%	198%	204%	193%	138%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Amount less than $0.005.
(d)	Amount less than $(0.005).
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(f)	Less than 0.005% of average net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	23

ICON International Equity Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class C	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$10.66	$10.27	$10.72	$10.89	$10.26
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	(0.07)	(0.09)	(0.12)	(0.08)	(0.04)
Net realized and unrealized gains/(losses) on investments	1.05	0.48	(0.33)	(0.09)	0.67
Total from investment operations	0.98	0.39	(0.45)	(0.17)	0.63
Net asset value, end of period	$11.64	$10.66	$10.27	$10.72	$10.89

Total Return(c)	9.19%	3.80%	(4.20)%	(1.56)%	6.14%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,484	$2,941	$3,299	$4,597	$5,657

Ratio of expenses to average net assets
Before expense limitation	3.35%	3.13%	2.96%	2.82%	2.77%
After expense limitation(d)	2.55%	2.55%	2.55%	2.56%	2.56%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.48)%	(1.40)%	(1.56)%	(0.99)%	(0.63)%
After expense limitation(d)	(0.68)%	(0.82)%	(1.15)%	(0.73)%	(0.42)%
Portfolio turnover rate	209%	198%	204%	193%	138%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
24	www.iconfunds.com

ICON International Equity Fund	Financial Highlights
For a Share Outstanding Throughout the Years Presented

Class A	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$11.76	$11.24	$11.65	$11.75	$10.99
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.01	0.05	(0.04)	0.00 (c)	0.04
Net realized and unrealized gains/(losses) on investments	1.17	0.47	(0.37)	(0.10)	0.73
Total from investment operations	1.18	0.52	(0.41)	(0.10)	0.77

Less dividends and distributions:
Dividends from net investment income	–	–	–	–	(0.00) (d)
Distributions from net realized gains	–	–	–	–	(0.01)
Total dividends and distributions	–	–	–	–	(0.01)
Net asset value, end of period	$12.94	$11.76	$11.24	$11.65	$11.75

Total Return(e)	10.03%	4.63%	(3.52)%	(0.85)%	7.03%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,276	$2,829	$3,725	$4,089	$5,043

Ratio of expenses to average net assets
Before expense limitation	2.67%	2.43%	2.25%	2.12%	2.19%
After expense limitation(f)	1.80%	1.80%	1.80%	1.81%	1.81%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.80)%	(0.19)%	(0.77)%	(0.27)%	(0.06)%
After expense limitation(f)	0.07%	0.44%	(0.32)%	0.04%	0.32%
Portfolio turnover rate	209%	198%	204%	193%	138%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Amount less than $0.005.
(d)	Amount less than $(0.005).
(e)	The total return calculation excludes any sales charges.
(f)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	25

ICON International Funds	Notes to Financial Statements
September 30, 2017

1. ORGANIZATION

The ICON Emerging Markets Fund (“Emerging Markets Fund”) and ICON International Equity Fund (“International Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund offers two classes of shares: Class S and Class A. The International Equity Fund also offers a Class C share. On January 10, 2017, the Class C shares of the Emerging Markets Fund merged into the Class A shares of the Emerging Markets Fund. The Class C shares of the Emerging Markets Fund were closed. The merger activity is shown in the Statements of Changes in Net Assets. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently fifteen other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Emerging Markets Fund primarily invests in securities of issuers whose principal activities are in emerging markets, or are economically tied to an emerging market country. The International Equity Fund primarily invests in foreign equity securities. Foreign equity securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside the United States. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of less government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. Securities of emerging or developing market companies may be less liquid and more volatile than securities in countries with more mature markets. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity, and small market share.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. If the NYSE closes unexpectedly and there is active trading on other exchanges, the securities will be valued at the Valuation Time based off of those exchanges. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the NYSE is open for trading.

The Funds use pricing services to obtain the fair value of securities in their portfolios. If a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not, in the Funds’ judgment, reflect the fair value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (the “Board”) or pursuant to procedures approved by the Board.

26	www.iconfunds.com

ICON International Funds	Notes to Financial Statements
September 30, 2017

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates fair value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds, including money market funds, that are not traded on an exchange are valued at the end of day net asset value (“NAV”) per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).
Level 3 –	significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2017:

ICON Emerging Markets Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Cable & Satellite	$527,222	$306,697	$–	$833,919
Commodity Chemicals	448,847	317,840	–	766,687
Diversified Banks	1,102,925	10,212,896	–	11,315,821
Gold	767,400	1,340,296	–	2,107,696
Independent Power Producers & Energy Traders	1,203,904	223,606	–	1,427,510
Integrated Telecommunication Services	887,680	712,600	–	1,600,280
Internet Software & Services	414,504	373,593	–	788,097
Oil & Gas Exploration & Production	1,152,619	776,731	–	1,929,350
Oil & Gas Refining & Marketing	773,630	958,618	–	1,732,248
Regional Banks	1,921,807	1,868,254	–	3,790,061
Water Utilities	517,947	656,840	–	1,174,787
Wireless Telecommunication Services	1,076,281	1,959,995	–	3,036,276
Other	4,532,050	27,725,186	–	32,257,236
Collateral for Securities on Loan	–	346,438	–	346,438
Total	$15,326,816	$47,779,590	$–	$63,106,406

Annual Report | September 30, 2017	27

ICON International Funds	Notes to Financial Statements
September 30, 2017

ICON International Equity Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Building Products	$600,922	$1,268,289	$–	$1,869,211
Cable & Satellite	1,259,237	474,665	–	1,733,902
Commodity Chemicals	217,914	638,977	–	856,891
Diversified Banks	612,824	4,985,569	–	5,598,393
Electric Utilities	227,257	1,517,416	–	1,744,673
Gold	778,710	1,083,923	–	1,862,633
Independent Power Producers & Energy Traders	611,036	596,635	–	1,207,671
Integrated Telecommunication Services	194,180	667,726	–	861,906
Multi-Utilities	238,142	1,075,772	–	1,313,914
Oil & Gas Equipment & Services	773,844	436,406	–	1,210,250
Oil & Gas Exploration & Production	2,280,366	652,454	–	2,932,820
Oil & Gas Refining & Marketing	412,603	993,092	–	1,405,695
Regional Banks	768,858	348,774	–	1,117,632
Wireless Telecommunication Services	355,794	751,578	–	1,107,372
Other	2,549,850	21,804,601	–	24,354,451
Collateral for Securities on Loan	–	343,750	–	343,750
Total	$11,881,537	$37,639,627	$–	$49,521,164

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Country Composition tables for additional security details.

There were no Level 3 securities held in any of the Funds at September 30, 2017.

For the Emerging Markets Fund and International Equity Fund, there was no transfer activity between Level 1 and Level 2 for the year ended September 30, 2017.

The end of period timing recognition is used for the transfers between levels of each Fund’s assets and liabilities.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at NAV. NAV per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading. The NAV is computed by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities resulting from changes in the exchange rates and changes in market prices of securities held.

28	www.iconfunds.com

ICON International Funds	Notes to Financial Statements
September 30, 2017

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Funds may use forward foreign currency contracts to manage foreign currency exposure with respect to transactional hedging, positional hedging, cross hedging and proxy hedging.

These contracts involve market risk and do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Funds could be exposed to risk if the value of the currency changes unfavorably. Additionally, the Funds could be exposed to counterparty risk if the counterparties are unable to meet the terms of the contracts.

These contracts are marked-to-market daily. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included on the Statements of Operations. At September 30, 2017 and for the year then ended, the Emerging Markets Fund and International Equity Fund had no outstanding forward foreign currency contracts.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. Cash collateral is received in exchange for securities on loan in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The fair value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

Effective October 14, 2016, the Funds have elected to invest the cash collateral received from lending in the State Street Navigator Securities Lending Government Money Market Portfolio which is disclosed on the Schedules of Investments. Prior to October 14, 2016, the Funds used the State Street Navigator Prime Portfolio. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2017, is included in the Statements of Operations.

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of September 30, 2017:

	Remaining contractual maturity of the lending agreement
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Fair Value	Collateral Received	Excess amount due to counterparty
Securities Lending Transactions
ICON Emerging Markets Fund
Equity Securities	$344,442	$–	$–	$–	$344,442	$344,442	$1,996
ICON International Equity Fund
Equity Securities	341,770	–	–	–	341,770	341,770	1,980

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains. As of and during the year ended September 30, 2017, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Annual Report | September 30, 2017	29

ICON International Funds	Notes to Financial Statements
September 30, 2017

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities based on effective yield.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Withholding Tax

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in specific country or region.

Other

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class or number of shareholder accounts. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets or number of shareholder accounts. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

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ICON International Funds	Notes to Financial Statements
September 30, 2017

Below are additional class level expenses for the year ended September 30, 2017 that are included on the Statements of Operations:

Fund	Printing Fees	Transfer Agent Fees*	Registration Fees
ICON Emerging Markets Fund
Class S	$13,764	$79,914	$20,945
Class C(a)	105	957	2,863
Class A	2,686	19,682	16,778
ICON International Equity Fund
Class S	7,838	14,752	17,257
Class C	511	10,400	11,804
Class A	752	10,722	10,781

*	Transfer agent out of pocket fees are a Fund level expense.
(a)	Emerging Markets Fund Class C shares merged into Class A shares on January 10, 2017. The information presented is for expenses incurred before the merger.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund’s average daily net assets.

ICON Advisers has contractually agreed to limit the Funds’ operating expenses (exclusive of brokerage, interest, taxes, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A
ICON Emerging Markets Fund	1.55%	–	1.80%
ICON International Equity Fund	1.55%	2.55%	1.80%

The Funds’ expense limitations will continue in effect until at least January 31, 2021 for the Emerging Markets Fund Class A and all classes of the International Equity Fund. The expense limitation for the Emerging Markets Fund Class S will continue in effect until at least January 31, 2018. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time these payments are proposed.

As of September 30, 2017, the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	Expires 2018	Expires 2019	Expires 2020
ICON Emerging Markets Fund	$112,887	$106,751	$106,329	(a)
ICON International Equity Fund	34,662	38,568	49,267

(a)	Emerging Markets Fund Class C shares merged into Class A shares on January 10, 2017. The Class C amount is not available for recoupment.

Accounting, Custody and Transfer Agent Fees

ALPS Fund Services, Inc. (“ALPS”) serves as the fund accounting agent for the Trust. For its services, the Trust pays ALPS a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

ALPS is the Trust’s transfer agent. For these services, the Trust pays an annual fee plus annual base fee per Fund, per account fees and out-of-pocket expenses.

Annual Report | September 30, 2017	31

ICON International Funds	Notes to Financial Statements
September 30, 2017

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2017, each Fund’s payment for administrative services to ICON Advisers is included on the Statements of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement, with ALPS, under which ALPS assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays ALPS a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

Distribution Fees

ICON Distributors, Inc. (“IDI” or “Distributor”), a wholly-owned subsidiary of ICON Management and Research and affiliate of ICON Advisers, Inc., serves the Trust as Distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate or reimburse the Distributor for the sale and distribution of shares and for other shareholder services. The shareholders of the Funds pay an annual distribution fee of 1.00% of average daily net assets for Class C shares and an annual distribution fee of 0.25% of average daily net assets for Class A shares. There is no annual distribution fee for Class S shares. The total amount paid by each Fund under the 12b-1 Plan is shown on the Statements of Operations.

Class A Shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge, which is a maximum of 5.75%. For the year ended September 30, 2017, IDI collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries, as follows:

Fund	Sales Charges Collected
ICON Emerging Markets Fund Class A	$4,128
ICON International Equity Fund Class A	623

In addition, IDI receives a contingent deferred sales charge of 1.00% of the purchase price on redemptions of Class C shares made within one year following the date of purchase. A 1.00% contingent deferred sales charge may also apply to certain redemptions of Class A shares made within one year following the purchase of $1 million or more without an initial sales charge. For the year ended September 30, 2017, IDI collected the following contingent deferred sales charges:

Fund	Contingent Deferred Sales Charges Collected
ICON Emerging Markets Fund Class C	$382
ICON International Equity Fund Class C	39

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust pays a portion of the CCO’s salary and the remaining portion, along with other employee related expenses, is paid by ICON Advisers. For the year ended September 30, 2017, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statements of Operations.

The Funds may reimburse ICON Advisers for legal work performed for the Funds by its attorneys outside of the advisory and administration contracts. The Board of Trustees reviews and approves such reimbursements. For the year ended September 30, 2017, the total related amounts accrued or paid by the Funds under this arrangement was $1,418 and is included in Other Expenses on the Statements of Operations.

The Funds did not engage in cross trades with each other, during the year ended September 30, 2017, pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash

32	www.iconfunds.com

ICON International Funds	Notes to Financial Statements
September 30, 2017

payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund.

4. BORROWINGS

The Trust has entered into an uncommitted, unsecured, revolving Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. The maximum borrowing limit is $50 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The interest rate as of September 30, 2017 was 2.48%. The Line of Credit agreement/arrangement expires on March 19, 2018.

For the year ended September 30, 2017, there were no outstanding borrowings under this agreement/arrangement for these funds.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ICON Emerging Markets Fund	$91,530,153	$83,222,171
ICON International Equity Fund	94,184,742	99,543,213

6. FEDERAL INCOME TAX

The following information is presented on an income tax basis. Differences between GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are due to differing treatments for items such as passive foreign investment companies, foreign currency transactions, foreign capital gain tax treatment, expiring capital loss carryforwards and net investment losses.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital losses will expire unused.

For the year ended September 30, 2017 the following Funds had capital loss carryforwards:

Fund	Expiring in 2018
ICON International Equity Fund	$27,012,993

For Emerging Markets Fund and the International Equity Fund, the capital loss carryovers used during the year ended September 30, 2017 were $4,083,021 and $1,685,270, respectively.

For International Equity Fund, the short-term and long-term capital losses with no expiration were $4,016,565 and $3,533,938, respectively.

For Emerging Markets Fund and the International Equity Fund, the capital losses expired on September 30, 2017 were $1,428,310 and $53,195,839, respectively.

The International Equity Fund elects to defer to the period ending September 30, 2018, capital losses recognized during the period November 1, 2016 to September 30, 2017 in the amount of $403,754.

The International Equity Fund elects to defer to the period ending September 30, 2018, late year ordinary losses in the amount of $102,068.

Annual Report | September 30, 2017	33

ICON International Funds	Notes to Financial Statements
September 30, 2017

For the year ended September 30, 2017, the following reclassification, which had no impact on results of operations or net assets was recorded to reflect the tax character of the Funds net operating loss:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
ICON Emerging Markets Fund	$(1,428,310)	$(13,490)	$1,441,800
ICON International Equity Fund	(53,367,818)	(1,725)	53,369,543

For International Equity Fund, included in the amounts reclassified was a net operating loss offset to paid in capital of $171,981.

The Funds did not pay distributions to shareholders during the fiscal years ended September 30, 2017 and September 30, 2016.

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Other Cumulative Effect of Timing Differences	Unrealized Appreciation	Total Accumulated Earnings/(Deficit)
ICON Emerging Markets Fund	$100,506	$–	$–	$1,811,966	$1,912,472
ICON International Equity Fund	–	(34,967,250)	(102,068)	903,934	(34,165,384)

As of September 30, 2017, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ICON Emerging Markets Fund	$4,903,467	$(3,092,046)	$545	$1,811,966	$61,294,985
ICON International Equity Fund	3,021,005	(2,117,411)	340	903,934	48,617,570

7. RECENT ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-19, “Technical Corrections and Improvements.” It includes an update to Accounting Standards Codification Topic 820 (“Topic 820”), Fair Value Measurement. The update to Topic 820 clarifies the difference between a valuation approach and a valuation technique. It also requires disclosure when there has been a change in either or both a valuation approach and/or a valuation technique. The changes related to Topic 820 are effective for annual reporting periods, including interim periods within those annual periods, beginning after December 15, 2016. Management is currently evaluating the impact of the ASU to the financial statements.

34	www.iconfunds.com

ICON International Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

ICON Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the ICON Emerging Markets Fund and ICON International Fund (the “Funds”), each a series of ICON Funds, as of September 30, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial statements and financial highlights for the years ended September 30, 2015 and prior, were audited by other auditors, whose report dated November 18, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2017, the results of their operations for the year then ended, and the statements of changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 22, 2017

Annual Report | September 30, 2017	35

ICON International Funds	Disclosure of Fund Expenses
September 30, 2017 (Unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/01/17 – 9/30/17).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expense Ratio(a)	Expenses Paid During period April 1, 2017 - September 30, 2017(b)
ICON Emerging Markets Fund
Class S
Actual	$ 1,000.00	$ 1,053.70	1.55%	$ 7.98
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.30	1.55%	$ 7.84
Class A
Actual	$ 1,000.00	$ 1,052.70	1.80%	$ 9.26
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.04	1.80%	$ 9.10

ICON International Equity Fund
Class S
Actual	$ 1,000.00	$ 1,059.50	1.55%	$ 8.00
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.30	1.55%	$ 7.84
Class C
Actual	$ 1,000.00	$ 1,053.40	2.55%	$13.13
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,012.28	2.55%	$12.86
Class A
Actual	$ 1,000.00	$ 1,058.10	1.80%	$ 9.29
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.04	1.80%	$ 9.10

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 183/365 (to reflect the half-year period).

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

36	www.iconfunds.com

ICON International Funds	Board of Trustees and Fund Officers
September 30, 2017 (Unaudited)

The ICON Funds Board of Trustees (the “Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 66. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICO Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Independent Trustees

Glen F. Bergert, 67. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to 2015), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania (2010 to present and 1998 to 2009), Delta Reinsurance Corporation (2015 to present; 2011 to 2014 and 2000 to 2009) and Dentegra Group, Inc. (2017 to present; 2010 to 2014).

John C. Pomeroy, Jr., 70. Mr. Pomeroy has been a Trustee of the Funds since 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 69. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present) and was engaged in private practice of securities and corporate law (1981 to 2017). Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

Mark Manassee, 52. Mr. Manassee has been a Trustee of the Funds since 2017. Mr. Manassee is a Senior Advisor to McKinsey’s Wealth and Asset Management Practice. Mr. Manassee was Principal and President of Market Metrics, LLC, a subsidiary of FactSet Research Systems, Inc. (1998 to 2016). Mr. Manassee was also a Director of Matrix-Data, Ltd (UK) (2013 to 2016) and Rhetorik, Ltd (UK) (2013 to 2016).

The Officers of the Funds are:

Craig T. Callahan, 66. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICO Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Donald Salcito, 64. Mr. Salcito serves as Vice President and Secretary of the Funds (2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (2005 to present) of ICON Advisers, Inc.; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of ICON Distributors, Inc. (2005 to 2017). Previously, he was a Partner in various national law firms, practicing in the securities law area (1980 to 2005).

Brian D. Harding, 38. Mr. Harding serves as Principal Financial Officer and Treasurer of the Funds (2017 to present). Mr. Harding is also Chief Financial Officer of ICON Advisers, Inc. (2013 to present) and Director and IM&R (2013 to present). Previously he was Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2008 to 2013), Chief Compliance Officer of ICON Advisers, Inc. (2011 to 2013), and Manager at PricewaterhouseCoopers LLP (2001 to 2008).

Jack M. Quillin, 45. Mr. Quillin serves as Assistant Treasurer of the Funds (2017 to present). Mr. Quillin is also a Compliance and Fund Accounting Associate of ICON Advisers, Inc. (2016 to present). Previously, he was a compliance analyst at Marsico Capital Management, LLC (2011 to 2015), an assistant vice president in the municipal derivatives finance department at Merrill Lynch (2004 to 2008), and a senior accountant in the Regulatory Reporting group at Wells Fargo & Company (1998 to 2003).

Annual Report | September 30, 2017	37

ICON International Funds	Board of Trustees and Fund Officers
September 30, 2017 (Unaudited)

Christopher R. Ambruso, 37. Mr. Ambruso serves as Chief Compliance Officer and Anti-Money Laundering Officer (2017 to present) of the Funds. Mr. Ambruso is also Chief Compliance Officer of ICON Advisers, Inc. (2017 to present). Previously he served as Assistant Secretary (2016 to 2017 and 2008 to 2012) of the Funds and Associate Counsel (2013 to 2017); Associate Attorney (2008 to 2013); and Staff Attorney (2007 to 2008) of ICON Advisers, Inc.

Stephen E. Abrams, 54. Mr. Abrams serves as Assistant Secretary of the Funds (2017 to present). Mr. Abrams is also Associate General Counsel of ICON Advisers, Inc. (2005 to present); Executive Vice President and General Counsel (2017 to present) and Chief Compliance Officer (2007 to present) of ICON Distributors, Inc. Previously, he worked as an Associate Attorney before becoming a Partner at a national law firm, practicing general litigation and securities law (1994 to 2005).

38	www.iconfunds.com

ICON International Funds	Additional Information
September 30, 2017 (Unaudited)

Renewal of Investment Advisory Agreement

On August 25, 2017, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements (as defined below) with the Adviser for each Fund for an additional one-year term commencing October 1, 2017.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Fund) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”).

The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including expense limitation agreements as amended effective January and July, 2016. The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; and comparative data obtained from Broadridge Financial Solutions (“Broadridge”) related to Fund performance and Fund expenses (the “Broadridge Report”).

The Board convened a meeting with Broadridge on August 11, 2017 to discuss the Broadridge Report and the information contained within the Broadridge Report. At that meeting, Broadridge representatives discussed the findings of the Broadridge Report with the Independent Trustees. Management personnel participated in the Broadridge meeting to discuss the data with the Board. The Trustees were represented at that meeting by independent legal counsel. At the meeting, Broadridge discussed its methodology and peer selection. Broadridge addressed the difficulty of determining peer selection of some sector Funds that had no statistical group of peers from which to present reliable data, expenses and fees. In addition, Broadridge discussed the difficulty of presenting information on three Funds whose expenses were reduced after the annual report, and performance relative to the respective Funds’ peers. Broadridge also discussed the Funds’ size and how an individual fund’s size would affect economies of scale generally and operating expenses in particular. Broadridge presented no information on how expenses were affected by a fund complex size.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting the Adviser; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in the entire 15(c) process. In August, after participating in the meeting with Broadridge and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss a variety of qualitative and quantitative information, including information they had received throughout the year as part of their regular oversight of the Funds. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information from Broadridge. The Board received materials from independent legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

Management and the Trustees discussed the Broadridge Report and management personnel showed performance for each Fund and discussed the factors affecting performance.

During the discussion on performance, Management personnel noted the importance of advisory fees in total. The novelty and uniqueness of ICON’s management style (specifically, the fact that it is market-cap agnostic, its willingness to actively manage for performance based on active share without adhering strictly to benchmark holdings, the fact that it is a value manager that considers forward looking earnings) must be evaluated when comparing management fees.

Annual Report | September 30, 2017	39

ICON International Funds	Additional Information
September 30, 2017 (Unaudited)

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.	That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory;

B.

That ICON has made significant expenditures in the past year and in prior years to ensure that the Trust has the right product mix for the market and the Adviser has the sophisticated systems and highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders;

C.

That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Trust, and has determined that ICON is charging fair and reasonable fees.

D.

The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Broadridge Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements, the Administration Agreement and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and the low cost of the Administration Agreement. The Board concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board also considered the Adviser’s contractual commitment regarding administration and the fact it would continue to lose money on administration. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the Broadridge Report, information they had received throughout the year as part of their regular oversight of the Funds (including Morningstar data on peer groupings), and information from independent broker/dealers evaluating fees for platform sales. It was noted that Broadridge was selected at the May 2017 Board meeting to prepare its reports, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.

Upon review of the advisory fee structures of each Fund (taking into consideration management fees and breakpoint fees), the level of investment advisory fees paid by each Fund is within competitive ranges for the size of each Fund and Fund mandate;

B.	The expense ratio of each Fund is generally reasonable and understandable in light of the existing Fund Trust structure and Fund performance;

C.	ICON has contractually agreed to impose expense limitations on all Funds at a cost to ICON and is considering new expense limitations;

D.	The advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining.

40	www.iconfunds.com

ICON International Funds	Additional Information
September 30, 2017 (Unaudited)

E.

The fees paid to ICON for managing other institutional accounts (such as individual or sub-advised portfolios) are lower, but there are good reasons such accounts are less costly for ICON to manage, including, but not limited to, the level of work needed to service the institutional portfolios and the size and stability of such institutional accounts.

F.	The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

G.	The costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated profitability analysis which had been provided by ICON.

The Board also considered the fees charged by the Adviser to other advisory clients, including institutional and sub-advised clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements.

The Board concluded the Adviser is providing the Funds with professional management at a price that would have been arrived at in an arm’s length negotiation.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds. The services provided by ICON and its affiliates to the Funds are reasonably satisfactory, and the profits derived from providing the services are competitive and reasonable. It was further noted that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions. The Trustees noted that such research assists ICON in providing quality investment advisory services to the Funds as well as other accounts to which it provides advisory services.

Based on all these considerations and other data as discussed above, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were within the range of what would have been negotiated at arm’s length in light of all the circumstances.

Supplemental Tax Information

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

ICON Emerging Markets Fund	$0
ICON International Equity Fund	$0

The following Funds designate the percentages listed below of the income dividends distributed in 2016 as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

ICON Emerging Markets Fund	0.00%
ICON International Equity Fund	0.00%

The following Funds designate the percentages listed below of the income dividends distributed in 2016 as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

ICON Emerging Markets Fund	0.00%
ICON International Equity Fund	0.00%

Pursuant to §853 of the Internal Revenue Code, the ICON Emerging Markets Fund designates the following amounts as foreign taxes paid for the current fiscal year. Foreign taxes paid for purposes of §853 may be less than actual foreign taxes paid for financial statement purposes.

Annual Report | September 30, 2017	41

ICON International Funds	Additional Information
September 30, 2017 (Unaudited)

Creditable Foreign Taxes Paid

$184,101

Portion of Ordinary Income Distribution derived from Foreign Sourced Income*

99.77%

*	The Fund has not derived any income from ineligible foreign sources as defined under §901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

42	www.iconfunds.com

ICON International Funds	Privacy Policy
September 30, 2017 (Unaudited)

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances
• income and transaction history
• checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

Annual Report | September 30, 2017	43

ICON International Funds	Privacy Policy
September 30, 2017 (Unaudited)

Who We Are

Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)

What We Do

How does ICON protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?	We collect your personal information, for example, when you

• open an account or enter into an investment advisory contract
• provide account information or give us your contact information
• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•      Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• ICON doesn’t jointly market

44	www.iconfunds.com

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442
By E-Mail	info@iconadvisers.com
By Mail	ICON Funds | P.O. Box 1920 | Denver, CO 80201
In Person	ICON Funds | 5299 DTC Boulevard, 12th Floor
Greenwood Village, CO 80111
On the Internet	www.iconfunds.com

        ICON Consumer Discretionary Fund

        ICON Consumer Staples Fund

        ICON Energy Fund

        ICON Financial Fund

        ICON Healthcare Fund

        ICON Industrials Fund

        ICON Information Technology Fund

        ICON Natural Resources Fund

        ICON Utilities Fund

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442	●	www.iconfunds.com

ICON Sector Funds	About This Report
September 30, 2017 (Unaudited)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2017, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2	www.iconfunds.com

ICON Consumer Discretionary Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund Perform relative to its benchmark?
A.

The ICON Consumer Discretionary Fund Class S (the Fund) returned 8.93% for the fiscal year ended September 30, 2017, while the benchmark S&P Composite 1500 Consumer Discretionary Index rose 14.62%. The broad market S&P Composite 1500 Index returned 18.61%. Total returns for other periods and additional Class shares as of September 30, 2017 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?
A.

The broad equity market began the past fiscal year with losses, as investors became increasingly concerned with matters surrounding the United States presidential election in November and the implied influences it may have had on capital markets. These worries quickly abated, however, as equities began a nearly uninterrupted rally after Election Day, ending the fiscal year at all-time highs on many market indexes. As equity prices rose, our methodology saw value deteriorate in the Consumer Discretionary sector for much of the year, suggesting the sector as a whole was overpriced. In response, the Fund held a cash position for defensive purposes, which ultimately detracted from relative returns during the strong market move throughout the year.

Other factors that influenced the Fund’s relative performance included competitive pressures from online retailers, changing trends in media consumption, and a strong housing market. As internet retail continued to grow and take market share away from traditional bricks-and-mortar sources, investors’ preferences for internet retail shifted in concert. Our valuation system ultimately favored more of the traditional bricks-and-mortar companies, which in turn, detracted from the Fund’s relative returns. The evolution of media consumption towards internet streaming providers continued for the year, ultimately aiding Netflix, Inc. While this company saw strong gains and an increase in its benchmark weight, our valuation system favored other companies which did not perform as well. On the positive side, aided by a resilient US economy, the housing market experienced a robust year. The Fund held an overweight position to the homebuilding industry throughout the year, which helped offset the impact of the Fund’s underperforming holdings.

Q.	How did the Fund’s Composition affect performance?
A.

Homebuilding was the greatest contributor to the Fund’s relative performance on an industry level during fiscal year 2017. Rising home values buoyed earnings in this industry, and names such as Installed Building Products, Inc. and LGI Homes, Inc. contributed to the Fund’s performance. The apparel retail industry was another positive Fund contributor. This industry suffered losses over the year, though the Fund was able to outperform the benchmark in this industry because of strong stock selection, including significant positions in TJX Cos., Inc. and Foot Locker, Inc. The movies & entertainment industry was another positive contributor, as Walt Disney Co. and Time Warner, Inc. contributed positively to the Fund’s performance.

The housewares & specialties industry was the Fund’s largest detractor to relative performance, as Newell Brands, Inc. suffered losses over the period. The automotive retail industry also adversely impacted the Fund, as O’Reilly Automotive, Inc. and AutoZone, Inc. failed to perform as anticipated. Finally, the Fund’s lack of exposure to Amazon.com Inc., which posted large returns, ultimately contributed negatively to the performance of the Fund relative to the benchmark. The Fund held a cash position throughout the year for defensive reasons as our system suggested the Consumer Discretionary sector was generally overvalued. Our defensive positioning proved detrimental to Fund performance, however, because equities within the sector showed resilience during this bull market.

Q.	What is your investment outlook for the Consumer Discretionary sector?
A.

At the close of the fiscal year, our model indicates the Consumer Discretionary sector has a value-to-price (V/P) ratio of 1.00. In other words, we believe stocks in the Consumer Discretionary sector are trading at fair value and offer no upside on the broad sector level. Drilling down to the industry level, however, we currently see bargains in the tires & rubber and homebuilding industries. Still, over the course of the last 12-months, economic growth accelerated, unemployment fell to 10 year lows, and inflation remained subdued by historical standards. These factors could remain tailwinds for the US consumer and should benefit companies and industries in this sector of the economy. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

Annual Report | September 30, 2017	3

ICON Consumer Discretionary Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Discretionary Fund - Class S	7/9/97	8.93%	9.68%	7.48%	5.94%	1.42%	1.42%
ICON Consumer Discretionary Fund - Class A	9/30/10	8.32%	9.18%	N/A	12.50%	2.13%	1.99%
ICON Consumer Discretionary Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	2.06%	7.90%	N/A	11.56%	2.13%	1.99%
S&P 1500 Consumer Discretionary Index		14.62%	15.50%	10.98%	8.92%	N/A	N/A
S&P Composite 1500 Index		18.61%	14.29%	7.63%	7.52%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	www.iconfunds.com

ICON Consumer Discretionary Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Common Stocks (93.26%)
Apparel Retail (2.15%)
TJX Cos., Inc.	7,600	$ 560,348

Auto Parts & Equipment (6.79%)
Horizon Global Corp.(a)(b)	36,800	649,152
Modine Manufacturing Co.(a)	58,200	1,120,350

		1,769,502

Automotive Retail (7.59%)
AutoZone, Inc.(a)	500	297,555
O’Reilly Automotive, Inc.(a)	7,800	1,679,886

		1,977,441

Broadcasting (9.05%)
CBS Corp., Class B	16,000	928,000
Gray Television, Inc.(a)	18,500	290,450
Hemisphere Media Group, Inc.(a)	16,000	191,200
Nexstar Media Group, Inc., Class A 15,200		946,960

		2,356,610

Cable & Satellite (7.23%)
Comcast Corp., Class A	48,900	1,881,672

Casinos & Gaming (0.95%)
MGM Resorts International	7,600	247,684

Home Improvement Retail (2.27%)
Lowe’s Cos., Inc.	7,400	591,556

Homebuilding (13.15%)
Century Communities, Inc.(a)	22,500	555,750
Installed Building Products, Inc.(a)	15,700	1,017,360
M/I Homes, Inc.(a)	19,800	529,254
PulteGroup, Inc.	21,000	573,930
TopBuild Corp.(a)	11,500	749,455

		3,425,749

Hotels, Resorts & Cruise Lines (5.01%)
Choice Hotels International, Inc.	4,300	274,770
Norwegian Cruise Line Holdings, Ltd.(a)	9,600	518,880
Royal Caribbean Cruises, Ltd.	4,300	509,722

		1,303,372

Household Appliances (2.27%)
Whirlpool Corp.	3,200	590,208

Housewares & Specialties (7.61%)
Lifetime Brands, Inc.	6,500	118,950
Newell Brands, Inc.	43,600	1,860,412

		1,979,362

Hypermarkets & Super Centers (0.95%)
Costco Wholesale Corp.	1,500	246,435

Internet & Direct Marketing Retail (2.11%)
Priceline Group, Inc.(a)	300	549,246

	Shares or Principal Amount	Value
Movies & Entertainment (13.05%)
Time Warner, Inc.	7,600	$ 778,620
Twenty-First Century Fox, Inc., Class A	29,000	765,020
Viacom, Inc., Class B	11,300	314,592
Walt Disney Co.	15,600	1,537,692

		3,395,924

Specialized Consumer Services (0.79%)
Liberty Tax, Inc.	14,295	205,848

Specialty Stores (5.38%)
Ulta Beauty, Inc.(a)	6,200	1,401,572

Tires & Rubber (6.91%)
Cooper Tire & Rubber Co.(b)	21,400	800,360
Goodyear Tire & Rubber Co.	30,100	1,000,825

		1,801,185

Total Common Stocks (Cost $24,216,610)		24,283,714

Collateral for Securities on Loan (2.27%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 1.01%	592,080	592,080

Total Collateral for Securities on Loan (Cost $592,080)		592,080

Total Investments (95.53%) (Cost $24,808,690)		$24,875,794

Other Assets Less Liabilities (4.47%)		1,164,062

Net Assets (100.00%)		$26,039,856

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2017.

Sector Composition (September 30, 2017)

Consumer Discretionary	92.31%
Consumer Staples	0.95%

93.26%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	5

ICON Consumer Discretionary Fund	Schedule of Investments
September 30, 2017

Industry Composition (September 30, 2017)

Homebuilding	13.15%
Movies & Entertainment	13.05%
Broadcasting	9.05%
Housewares & Specialties	7.61%
Automotive Retail	7.59%
Cable & Satellite	7.23%
Tires & Rubber	6.91%
Auto Parts & Equipment	6.79%
Specialty Stores	5.38%
Hotels, Resorts & Cruise Lines	5.01%
Home Improvement Retail	2.27%
Household Appliances	2.27%
Apparel Retail	2.15%
Internet & Direct Marketing Retail	2.11%
Other Industries (each less than 1%)	2.69%

93.26%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
6	www.iconfunds.com

ICON Consumer Staples Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?
A.

The ICON Consumer Staples Fund (the Fund) Class S returned 6.15% for the fiscal year ended September 30, 2017, while its sector-specific benchmark, the S&P Composite 1500 Consumer Staples Index, returned 4.36%, and the S&P Composite 1500 Index returned 18.61%. Total returns for other periods and additional Class shares as of September 30, 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

After outperforming the market over the last two years, the Consumer Staples sector underperformed the overall U.S. equity market by a wide margin. As we warned last year, rising interest rates were a risk to this sector’s leadership and that appears to have taken place for this year. Consumer Staples stocks were previously sought out as “bond proxies” in a search for higher dividend yields in the low interest rate environment, oftentimes bidding stocks up to levels deemed expensive by our valuations throughout the year. In response to these low value conditions, the Fund held a cash position for defensive purposes, which detracted from relative performance as the sector experienced gains alongside the broad equity market.

Food prices experienced a deflationary environment for the year, which acted as a headwind on a number of industries within this sector. Already under pressure from shifting consumer preferences towards fresher product offerings, the packaged foods & meats industry suffered broad losses throughout the year. Nonetheless, our valuation system ultimately identified this industry as a bargain. The Fund maintained an overweight packaged foods & meats industry position, with our positions contributing to positive relative performance. In addition to food price deflation, the evolution of online retail impacted the Consumer Staples sector for the fiscal year, weakening select areas of the food & staples retailing industry group. While the Fund had exposure to the food & staples retailing industry, the Fund’s underweight position in this industry proved beneficial to relative performance. Finally, other areas of the sector, often referred to as “sin stocks”, including the distillers & vintners and tobacco industries, proved resilient to shifting consumer tastes and pricing pressures. The Fund’s holdings in these industries also contributed positively to relative returns for the year.

Q.	How did the Fund’s composition affect performance?
A.

Packaged foods & meats was the greatest contributor to the Fund’s performance on an industry level during fiscal year 2017. The Fund was able to outperform the benchmark in this industry with overweight positions in strong performing Blue Buffalo Pet Products, Inc. and Tyson Foods, Inc. The distillers & vintners industry was another positive contributor as Constellation Brands, Inc. was a standout performer that contributed positively to the Fund.

Newell Brands, Inc., a housewares & specialties company, was the Fund’s largest detractor, as the company experienced losses in the final quarter of the fiscal year. Additionally, the brewers industry detracted from relative performance as Molson Coors Brewing Co. suffered losses. Finally, because our system suggested the Consumer Staples sector was generally overvalued, we held a cash position during the year for defensive purposes. This cash position dragged against the Fund’s returns as the sector experienced gains for the year.

Q.	What is your investment outlook for the Consumer Staples sector?
A.

At the close of the fiscal year, our model indicates the Consumer Staples sector has an overall value-to-price (V/P) ratio of 1.04. In other words, we believe the fair value for stocks in the Consumer Staples sector as a whole is approximately 4% higher than where the securities are now trading. We currently see bargains in the tobacco, soft drinks, and packaged foods & meats industries. Over the course of the last 12-months, economic growth accelerated, unemployment fell to 10 year lows, and inflation remained subdued by historical standards. These factors could remain tailwinds for the U.S. consumer and should benefit companies and industries in this sector of the economy. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

Annual Report | September 30, 2017	7

ICON Consumer Staples Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Staples Fund - Class S	5/9/97	6.15%	10.36%	6.96%	8.58%	1.74%	1.51%
ICON Consumer Staples Fund - Class A	9/30/10	5.91%	10.10%	N/A	11.36%	1.97%	1.76%
ICON Consumer Staples Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-0.23%	8.82%	N/A	10.43%	1.97%	1.76%
S&P 1500 Consumer Staples Index		4.36%	11.71%	9.93%	8.17%	N/A	N/A
S&P Composite 1500 Index		18.61%	14.29%	7.63%	7.98%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Staples Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	www.iconfunds.com

ICON Consumer Staples Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Common Stocks (98.31%)
Agricultural Products (2.26%)
Fresh Del Monte Produce, Inc.	13,700	$ 622,802

Distillers & Vintners (4.42%)
Constellation Brands, Inc., Class A	6,100	1,216,645

Drug Retail (11.35%)
CVS Health Corp.	17,900	1,455,628
Walgreens Boots Alliance, Inc.	21,600	1,667,952

		3,123,580

Food Distributors (7.11%)
Sysco Corp.	23,100	1,246,245
U.S. Foods Holding Corp.(a)	26,700	712,890

		1,959,135

Household Products (11.89%)
Colgate-Palmolive Co.	7,500	546,375
Energizer Holdings, Inc.	6,300	290,115
Orchids Paper Products Co.(b)	10,103	142,250
Procter & Gamble Co.	14,200	1,291,916
Spectrum Brands Holdings, Inc.(b)	9,500	1,006,240

		3,276,896

Housewares & Specialties (4.29%)
Newell Brands, Inc.	27,700	1,181,959

Hypermarkets & Super Centers (4.06%)
Costco Wholesale Corp.	6,800	1,117,172

Packaged Foods & Meats (32.57%)
Blue Buffalo Pet Products, Inc.(a)(b)	65,500	1,856,925
Campbell Soup Co.	5,800	271,556
Conagra Foods, Inc.	8,900	300,286
J.M. Smucker Co.	2,600	272,818
Kellogg Co.	4,500	280,665
Kraft Heinz Co.	3,300	255,915
Lamb Weston Holdings, Inc.	16,700	783,063
McCormick & Co., Inc.	5,600	574,784
Mondelez International, Inc., Class A	33,400	1,358,044
Omega Protein Corp.	17,000	283,050
Pinnacle Foods, Inc.	12,000	686,040
TreeHouse Foods, Inc.(a)(b)	4,000	270,920
Tyson Foods, Inc., Class A	25,200	1,775,340

		8,969,406

Personal Products (2.25%)
elf Beauty, Inc.(a)(b)	27,500	620,125

Soft Drinks (15.66%)
Coca-Cola Co.	39,000	1,755,390
Dr. Pepper Snapple Group, Inc.	2,700	238,869
Monster Beverage Corp.(a)	4,900	270,725
PepsiCo, Inc.	18,400	2,050,312

		4,315,296

	Shares or Principal Amount	Value
Tobacco (2.45%)
British American Tobacco PLC, Sponsored ADR	10,800	$ 674,460

Total Common Stocks (Cost $27,177,578)		27,077,476

Collateral for Securities on Loan (7.30%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 1.01%	2,009,724	2,009,724

Total Collateral for Securities on Loan (Cost $2,009,724)		2,009,724

Total Investments (105.61%) (Cost $29,187,302)		$29,087,200

Liabilities Less Other Assets (-5.61%)		(1,544,633)

Net Assets (100.00%)		$27,542,567

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2017.

ADR - American Depositary Receipt

Sector Composition (September 30, 2017)

Consumer Staples	94.02%
Consumer Discretionary	4.29%

98.31%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	9

ICON Consumer Staples Fund	Schedule of Investments
September 30, 2017

Industry Composition (September 30, 2017)

Packaged Foods & Meats	32.57%
Soft Drinks	15.66%
Household Products	11.89%
Drug Retail	11.35%
Food Distributors	7.11%
Distillers & Vintners	4.42%
Housewares & Specialties	4.29%
Hypermarkets & Super Centers	4.06%
Tobacco	2.45%
Agricultural Products	2.26%
Personal Products	2.25%

98.31%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
10	www.iconfunds.com

ICON Energy Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?
A.

For the fiscal year ending September 30, 2017, the ICON Energy Fund (the Fund) Class S returned -0.44%, slightly outperforming its sector-specific benchmark, the S&P 1500 Energy Index, which returned -0.91%. The Fund also lagged the broad benchmark, the S&P Composite 1500 Index, which returned 18.61%. Total returns for other periods and additional Class shares as of September 30, 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

The Energy sector’s underperformance relative to the broad market reflected the uncertainty and volatility in oil prices during fiscal year 2017. From mid-November through the end of February one-month oil futures contracts measured by West Texas Intermediate (WTI) crude, gained around 25.7% before falling close to 22% by the last half of June. Still, and again as measured by the WTI one-month futures contract, oil prices gained 7% during the fiscal year. Natural gas experienced the same volatility as oil over the course of the year, but prices (as again measured by one-month futures contracts) rose 3.5%. Between September 30, 2016 and July 31, 2017, US oil production increased 8%. The threat of oversupply combined with continued volatility has made many investors leery of Energy.

Guided by our methodology, we were underweight certain industries within the Energy sector, including the oil & gas drilling and oil & gas equipment & services industries, which contributed positively to Fund performance Over the course of the fiscal year, overall average value-to-price (V/P) ratio for the Energy sector fell below 1.00 and we turned elsewhere for opportunities. We found value in the Utilities sector, which, with a V/P of 1.08 in early 2017, had the highest V/P of the sectors we track. The Fund’s Utilities holdings in the first quarter of 2017 allowed the Fund to perform well during this volatile timeframe. The volatility in oil, natural gas and other Energy-related commodities led to attractive valuations in the oil & gas exploration and production industry during the last quarter of the fiscal year. In response to these valuations, we sold the Utilities stocks which had served the Fund well during the first part of the year and increased our exposure to the oil & gas exploration and production industry. This increased exposure to oil & gas exploration and production helped the Fund outperform its sector-specific benchmark, although it detracted from performance relative to the broad benchmark.

Q.	How did the Fund’s composition affect performance?
A.

The Fund’s performance was buoyed by its underweight position in the oil & gas equipment & services industry, which returned –6.3% during the fiscal year. Although this industry comprised 15.4% of the Fund’s benchmark, the Fund on average held only 13.4% over the course of the 12-month period. Guided by our value methodology, the Fund found opportunities even within the oil & gas equipment & services industry. RPC, Inc., for example, was the single largest positive contributor to Fund performance, gaining over 48% during the fiscal year. The Fund’s Utilities sector holdings also contributed to its being able to outperform the benchmark. Over the course of the fiscal year, the Fund’s holding in the Utilities sector returned about 11.8%. National Fuel Gas Co., a gas utilities company, was one of the top contributors in this sector.

The oil & gas exploration & production industry was the largest detractor to Fund performance relative to the benchmark at the industry level. Carrizo Oil & Gas, Inc. was the single largest detractor to the Fund’s relative performance in this industry, as the stock dropped 57.8% over the course of the fiscal year.

Q.	What is your investment outlook for the Energy sector?
A.

At the end of the fiscal year, the overall V/P ratio for the Energy sector was 0.92, while the V/P ratio for the overall market was 1.00. Still, we see opportunities at the industry level in spite of the sector’s low V/P. Oil & gas exploration & production, for example, has a V/P above 1.00 and improving forward-looking earnings per share. We continue to look for stabilization in forward-looking earnings (and otherwise) within the Energy sector and will reposition the Fund as our valuation methodology dictates.

Annual Report | September 30, 2017	11

ICON Energy Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Energy Fund - Class S	11/5/97	-0.44%	-2.43%	-1.19%	8.01%	1.44%	1.44%
ICON Energy Fund - Class C	9/30/10	-1.46%	-3.45%	N/A	-0.24%	2.49%	2.49%
ICON Energy Fund - Class A	9/30/10	-0.76%	-2.71%	N/A	0.53%	1.73%	1.73%
ICON Energy Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-6.48%	-3.86%	N/A	-0.32%	1.73%	1.73%
S&P 1500 Energy Index		-0.91%	0.34%	0.71%	7.04%	N/A	N/A
S&P Composite 1500 Index		18.61%	14.29%	7.63%	7.36%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	www.iconfunds.com

ICON Energy Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Common Stocks (97.85%)
Construction & Engineering (1.91%)
MasTec, Inc.(a)	98,600	$ 4,575,040

Integrated Oil & Gas (19.96%)
Chevron Corp.	139,100	16,344,250
Exxon Mobil Corp.	291,800	23,921,764
Suncor Energy, Inc.	214,300	7,506,929

		47,772,943

Multi-Utilities (1.36%)
CenterPoint Energy, Inc.	111,200	3,248,152

Oil & Gas Equipment & Services (12.29%)
RPC, Inc.(b)	461,900	11,450,501
Schlumberger, Ltd.	143,950	10,041,952
U.S. Silica Holdings, Inc.	254,800	7,916,636

		29,409,089

Oil & Gas Exploration & Production (51.99%)
Antero Resources Corp.(a)	155,800	3,100,420
Cabot Oil & Gas Corp.	325,600	8,709,800
Carrizo Oil & Gas, Inc.(a)(b)	419,100	7,179,183
Chesapeake Energy Corp.(a)(b)	1,302,850	5,602,255
Cimarex Energy Co.	93,900	10,673,613
Continental Resources, Inc.(a)	62,350	2,407,333
Diamondback Energy, Inc.(a)	145,250	14,228,690
EOG Resources, Inc.	24,700	2,389,478
EQT Corp.	71,800	4,684,232
Gulfport Energy Corp.(a)	628,400	9,011,256
Laredo Petroleum, Inc.(a)(b)	483,150	6,247,130
Matador Resources Co.(a)	255,100	6,925,965
Newfield Exploration Co.(a)	327,400	9,713,958
Parsley Energy, Inc., Class A(a)	183,400	4,830,756
Range Resources Corp.	147,000	2,876,790
Ring Energy, Inc.(a)	490,800	7,111,692
Southwestern Energy Co.(a)	1,031,100	6,300,021
SRC Energy, Inc.(a)	1,288,350	12,458,345

		124,450,917

Oil & Gas Refining & Marketing (5.57%)
Andeavor	63,900	6,591,285
HollyFrontier Corp.	187,900	6,758,763

		13,350,048

Oil & Gas Storage & Transportation (4.77%)
Magellan Midstream Partners LP	74,000	5,258,440
Teekay LNG Partners LP	345,508	6,150,042
		11,408,482

Total Common Stocks (Cost $227,633,718)		234,214,671

	Shares or Principal Amount	Value
Collateral for Securities on Loan (7.65%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 1.01%	18,303,527	$ 18,303,527

Total Collateral for Securities on Loan (Cost $18,303,527)		18,303,527

Total Investments (105.50%) (Cost $245,937,245)		$252,518,198

Liabilities Less Other Assets (-5.50%)		(13,165,827)

Net Assets (100.00%)		$239,352,371

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2017.

Sector Composition (September 30, 2017)

Energy	94.58%
Industrials	1.91%
Utilities	1.36%

97.85%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2017)

Oil & Gas Exploration & Production	51.99%
Integrated Oil & Gas	19.96%
Oil & Gas Equipment & Services	12.29%
Oil & Gas Refining & Marketing	5.57%
Oil & Gas Storage & Transportation	4.77%
Construction & Engineering	1.91%
Multi-Utilities	1.36%

97.85%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	13

ICON Financial Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?
A.

The ICON Financial Fund (the Fund) Class S returned 30.96% for the fiscal year ending September 30, 2017, lagging its sector-specific benchmark, the S&P 1500 Financials Index, which returned 35.21%. The Fund outperformed its broad benchmark, the S&P Composite 1500 Index, which returned 18.61%. Total returns for other periods and additional Class shares as of September 30, 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

In the wake of the presidential election, markets surged as many investors anticipated an administration that would be aggressively pro-growth and infrastructure-oriented. The Financials sector was a beneficiary of this “Trump trade” and investors welcomed an environment they believed would see a rise in interest rates and a reduction in banking and other financial regulations. While the regulatory environment remains uncertain, the 10 year U.S. Treasury Note, which is particularly influential in loan rates commercial banks charge their customers, went from 1.86% the day before the election to over 2.50% a month later, before declining to 2.33% by fiscal year end. . Rising interest rates and the potential for a more finance- and banking-friendly regulatory environment contributed to gains in the diversified banks industry, which was the second best performing industry in the Financials sector over the fiscal year. We held within the limits permitted by law, but were unable to capitalize on the considerable value we saw in the diversified banks industry because we could not legally increase the Fund’s exposure. Favorable valuations also led us to holdings in the consumer finance industry, which likewise contributed positively to Fund performance. Insurance companies continue to face challenges with claims filed in the wake of Hurricanes Harvey and Irma in August. We were overweight the property & casualty insurance and multi-line insurance industries and the Fund was negatively impacted by as a result of the storms.

The leadership in the Financials sector made sense to us given its value-to-price (V/P) ratio of 1.35 at the start of the fiscal year – the highest V/P (suggesting the highest potential upside) among all the sectors we track.

Q.	How did the Fund’s composition affect performance?
A.

The Fund benefitted from its holdings in the financial exchanges & data industry. Over the course of the fiscal year, MSCI, Inc., a provider of financial indices and portfolio analysis tools, returned around 46% within the Fund. Additional gains came from the Fund’s holdings in the life & health insurance industry.

The biggest detractor to Fund performance relative to the benchmark was the Fund’s exposure to the property & casualty insurance industry. The Fund’s positions in this industry fell over 8% during the course of the fiscal year while the S&P 1500 Property & Casualty Insurance Industry Index gained almost 1%. Much of this underperformance can be explained by the Fund’s holding AmTrust Financial Services, Inc. (AFSI), which fell over 19% on February 22, 2017, on the announcement that it had identified “material weaknesses in [its] internal control over financial reporting.” AFSI’s stock price fell again when the company delayed reporting its earnings less than a month later. The Fund’s cash position, though small, likewise had a negative impact.

Q.	What is your investment outlook for the Financials sector?
A.

As of September 30, 2017, the Financials sector has a V/P ratio of 1.13, suggesting considerable upside potential, while ICON’s overall market V/P stands at 1.00. We see several bargains at the industry level. By way of example, we are overweight the thrifts & diversified banks industry, which has a V/P of 1.41 at fiscal year end. As always, and guided by value, we will continue to look for opportunities in the Financials sector.

14	www.iconfunds.com

ICON Financial Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Financial Fund - Class S	7/1/97	30.96%	11.54%	-1.08%	4.53%	1.56%	1.56%
ICON Financial Fund - Class A	9/30/10	30.68%	11.21%	N/A	9.23%	2.28%	1.91%
ICON Financial Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	23.05%	9.87%	N/A	8.29%	2.28%	1.91%
S&P 1500 Financials Index		35.21%	17.47%	2.10%	5.56%	N/A	N/A
S&P Composite 1500 Index		18.61%	14.29%	7.63%	7.61%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2017	15

ICON Financial Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Common Stocks (98.63%)
Asset Management & Custody Banks (6.26%)
Ameriprise Financial, Inc.	5,600	$831,656
Financial Engines, Inc.	23,800	827,050
State Street Corp.	9,600	917,184

		2,575,890

Consumer Finance (7.58%)
Ally Financial, Inc.	34,100	827,266
American Express Co.	12,400	1,121,704
Discover Financial Services	18,200	1,173,536

		3,122,506

Diversified Banks (36.64%)
Bank of America Corp.	156,200	3,958,108
Citigroup, Inc.	46,300	3,367,862
JPMorgan Chase & Co.	43,300	4,135,583
U.S. Bancorp	27,600	1,479,084
Wells Fargo & Co.	39,000	2,150,850

		15,091,487

Financial Exchanges & Data (1.96%)
MSCI, Inc.	6,900	806,610

Investment Banking & Brokerage (7.47%)
BGC Partners, Inc., Class A	36,200	523,814
Goldman Sachs Group, Inc.	5,600	1,328,264
Morgan Stanley	25,500	1,228,335

		3,080,413

Life & Health Insurance (4.56%)
CNO Financial Group, Inc.	29,000	676,860
Prudential Financial, Inc.	5,100	542,232
Sun Life Financial, Inc.	16,500	657,030

		1,876,122

Multi-line Insurance (3.49%)
American International Group, Inc.	23,400	1,436,526

Other Diversified Financial Services (2.24%)
Voya Financial, Inc.	23,100	921,459

Property & Casualty Insurance (5.20%)
Stewart Information Services Corp.	10,900	411,584
United Insurance Holdings Corp.	57,400	935,620
XL Group, Ltd.	20,200	796,890

		2,144,094

Regional Banks (16.75%)
Bank of the Ozarks, Inc.	17,500	840,875
Comerica, Inc.	13,300	1,014,258
Fifth Third Bancorp	32,600	912,148
First Commonwealth Financial Corp.	56,800	802,584
First Horizon National Corp.	24,000	459,600
First Midwest Bancorp, Inc.	46,200	1,082,004
KeyCorp	57,100	1,074,622

	Shares or Principal Amount	Value
Regional Banks (continued)
Webster Financial Corp.	13,600	$714,680

		6,900,771

Thrifts & Mortgage Finance (6.48%)
BofI Holding, Inc.(a)(b)	17,500	498,225
Essent Group, Ltd.(a)	26,800	1,085,400
HomeStreet, Inc.(a)	20,000	540,000
Radian Group, Inc.	29,300	547,617

		2,671,242

Total Common Stocks (Cost $33,648,452)		40,627,120

Collateral for Securities on Loan (1.24%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 1.01%	511,875	511,875

Total Collateral for Securities on Loan (Cost $511,875)		511,875

Total Investments (99.87%) (Cost $34,160,327)		$41,138,995

Other Assets Less Liabilities (0.13%)		52,178

Net Assets (100.00%)		$41,191,173

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2017.

Sector Composition (September 30, 2017)

Financial	98.63%

98.63%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
16	www.iconfunds.com

ICON Financial Fund	Schedule of Investments
September 30, 2017

Industry Composition (September 30, 2017)

Diversified Banks	36.64%
Regional Banks	16.75%
Consumer Finance	7.58%
Investment Banking & Brokerage	7.47%
Thrifts & Mortgage Finance	6.48%
Asset Management & Custody Banks	6.26%
Property & Casualty Insurance	5.20%
Life & Health Insurance	4.56%
Multi-line Insurance	3.49%
Other Diversified Financial Services	2.24%
Financial Exchanges & Data	1.96%

98.63%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	17

ICON Healthcare Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?
A.

The ICON Healthcare Fund Class S (the Fund) returned 11.94% for the fiscal year ended September 30, 2017, under-performing its sector-specific benchmark, the S&P 1500 Health Care Index, which returned 15.94%, and under-performing its broad benchmark, the S&P Composite 1500 Index, which returned 18.61%. Total returns for other periods and additional Class shares as of September 30, 2017 appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

The broad equity market began the past fiscal year with losses, as investors became increasingly concerned with matters surrounding the United States presidential election in November and the implied influences it may have had on capital markets. These worries quickly abated, however, as equities began a nearly uninterrupted rally after Election Day, ending the fiscal year at all-time highs on many market indexes. The Health Care sector showed modest upside to our estimation of fair value for most of the year, oscillating between periods of overvaluation and undervaluation according to the ICON methodology. During these periods of low valuation readings, the Fund held a cash position for defensive purposes, which detracted from relative returns as the Health Care sector moved higher.

The Health Care sector dealt with a number of its own unique challenges, although most are not new and have been points of concern with investors for many years. The pharmaceuticals industry faced increased scrutiny from the incoming presidential administration, citing issues related to drug pricing. Our valuation system favored this industry, particularly those smaller companies focusing on specialty or generic drugs. Those companies ultimately saw losses throughout the year as concerns about future earnings growth and balance sheet health weighed on these shares, ultimately detracting from relative performance.

Generic pricing pressures also affected the health care distributor industry, as a deflationary environment weighed on earnings and investor sentiment. This industry was the worst performing group in the Health Care sector for this year, and provided positive relative performance as The Fund was able to avoid these losses by maintaining an underweight position.

The sector has also dealt with implications of the potential repeal or replacement of the Affordable Care Act. Despite multiple failed attempts by Congress to pass new legislation, the possibility for broad change looms over the sector. While the public health insurance exchanges have floundered, companies in the managed health care industry have been the ultimate near-term beneficiaries. Managed health care was the sector’s highest performing industry. We saw better value in the pharmaceuticals industry, however, which ultimately led to the Fund’s holding an underweight position in managed health care for much of the year, detracting from relative performance.

Q.	What were the Fund’s greatest contributors/detractors?
A.

Health care services was the greatest contributor to the Fund’s performance relative to the benchmark during the fiscal year, as performance was buoyed by individual stock selection within the industry. BioTelemetry, Inc. was the primary contributor, posting high returns while the industry as a whole suffered losses. Additionally, the health care equipment industry was a positive contributor to the Fund’s relative performance, with companies like Cutera, Inc. and Boston Scientific Corp. providing gains to this industry’s returns.

The pharmaceutical industry was the Fund’s largest detractor to relative performance. Specifically, stock selection associated with the specialty and generic pharmaceutical companies within the industry had a negative effect on performance as Mallinckrodt PLC, Endo International PLC, Teva Pharmaceuticals, Ltd., and Mylan NV detracted from relative returns. Additionally, and as previously noted, the managed health care industry was a detractor from relative performance as the Fund was underweight this strong performing industry in favor of opportunities in the pharmaceuticals and biotechnology industries for the year.

Q.	What is your investment outlook for the Health Care sector?
A.

After positive returns for most of the past fiscal year, the Health Care sector has an overall average value-to-price (V/P) ratio of 1.02 according to our methodology. In other words, and generally speaking, we believe stocks in the Health Care sector are worth approximately 2% more than where they are currently trading. We currently see modest value across much of the sector, most notably in the pharmaceuticals and managed health care industries. Overall, innovation, strategic execution, and mergers and acquisitions activity continue to shape this sector’s ever-changing landscape. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

18	www.iconfunds.com

ICON Healthcare Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Healthcare Fund - Class S	2/24/97	11.94%	16.20%	9.01%	10.53%	1.44%	1.44%
ICON Healthcare Fund - Class A	9/30/10	11.58%	15.79%	N/A	16.34%	1.79%	1.75%
ICON Healthcare Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	5.13%	14.43%	N/A	15.36%	1.79%	1.75%
S&P 1500 Health Care Index		15.94%	17.57%	11.19%	9.69%	N/A	N/A
S&P Composite 1500 Index		18.61%	14.29%	7.63%	8.00%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2017	19

ICON Healthcare Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Common Stocks (96.23%)
Biotechnology (30.96%)
AbbVie, Inc.	41,600	$3,696,576
Alexion Pharmaceuticals, Inc.(a)	34,000	4,769,860
Biogen, Inc.(a)	5,700	1,784,784
Celgene Corp.(a)	28,800	4,199,616
Emergent BioSolutions, Inc.(a)	41,500	1,678,675
Exelixis, Inc.(a)	32,000	775,360
Regeneron Pharmaceuticals, Inc.(a)	3,000	1,341,360
Shire PLC, ADR	31,100	4,762,654
Vertex Pharmaceuticals, Inc.(a)	26,253	3,991,506

		27,000,391

Health Care Equipment (14.42%)
Abbott Laboratories	46,300	2,470,568
Becton, Dickinson and Co.	4,500	881,775
Boston Scientific Corp.(a)	92,200	2,689,474
Cutera, Inc.(a)	52,310	2,163,019
Edwards Lifesciences Corp.(a)	13,100	1,431,961
Hill-Rom Holdings, Inc.	5,800	429,200
Medtronic PLC	10,946	851,270
NuVasive, Inc.(a)	6,500	360,490
Zimmer Biomet Holdings, Inc.	11,200	1,311,408

		12,589,165

Health Care Facilities (4.10%)
HCA Healthcare, Inc.(a)	22,600	1,798,734
Universal Health Services, Inc., Class B	16,000	1,775,040

		3,573,774

Health Care Services (9.10%)
BioTelemetry, Inc.(a)	134,997	4,454,901
Envision Healthcare Corp.(a)	20,000	899,000
Premier, Inc., Class A(a)	79,132	2,577,329

		7,931,230

Life Sciences Tools & Services (7.05%)
INC Research Holdings, Inc., Class A(a)	1,600	83,680
PRA Health Sciences, Inc.(a)	40,500	3,084,885
Thermo Fisher Scientific, Inc.	15,700	2,970,440

		6,139,005

Managed Health Care (12.17%)
Aetna, Inc.	6,056	962,965
Anthem, Inc.	6,900	1,310,172
Cigna Corp.	6,300	1,177,722
Humana, Inc.	5,400	1,315,602
UnitedHealth Group, Inc.	29,900	5,855,915

		10,622,376

Pharmaceuticals (18.43%)
Allergan PLC	18,400	3,771,080
Bristol-Myers Squibb Co.	14,000	892,360
Eli Lilly & Co.	21,200	1,813,448
Jazz Pharmaceuticals PLC(a)	23,300	3,407,625
Merck & Co., Inc.	83,000	5,314,490

	Shares or Principal Amount	Value
Pharmaceuticals (continued)
Mylan NV(a)	28,000	$878,360

		16,077,363

Total Common Stocks (Cost $78,276,022)		83,933,304

Total Investments (96.23%) (Cost $78,276,022)		$83,933,304

Other Assets Less Liabilities (3.77%)		3,289,117

Net Assets (100.00%)		$87,222,421

(a)	Non-income producing security.

ADR - American Depositary Receipt

Sector Composition (September 30, 2017)

Health Care	96.23%

96.23%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2017)

Biotechnology	30.96%
Pharmaceuticals	18.43%
Health Care Equipment	14.42%
Managed Health Care	12.17%
Health Care Services	9.10%
Life Sciences Tools & Services	7.05%
Health Care Facilities	4.10%

96.23%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
20	www.iconfunds.com

ICON Industrials Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?
A.

The ICON Industrials Fund (the Fund) Class S shares returned 22.10% for the fiscal year ended September 30, 2017, while its sector-specific benchmark, the S&P 1500 Industrials Index, returned 22.98%, and the S&P Composite 1500 Index returned 18.61%. Total returns for other periods and additional Class shares as of September 30, 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

From a valuation standpoint, we began the period with a value-to-price (V/P) ratio of 1.02 for the Industrials sector. Under our system, this V/P indicates the sector is trading relatively close to fair value. In spite of these muted return expectations, the sector produced strong gains over the course of the fiscal year as investors anticipated an increase in infrastructure-based projects and a general economic rebound. The first quarter of the fiscal year began with a strong broad market move driven largely by gains that took place at the conclusion of the presidential election. The Industrials sector was one of the largest beneficiaries of this rally, with industries tied to employment growth, manufacturing gains, and construction leading the way. The remainder of the fiscal year saw continued sector gains with relatively similar industry leadership and one noticeable addition: the aerospace & defense industry. The aerospace & defense industry was the second strongest performing industry within the Industrials sector, producing returns in excess of 40%. Companies in this industry tend to derive revenues from ties to commercial airliners and through governmental contracts for both aircraft and defense uses.

Overall, the Fund’s holdings performed well relative to the benchmark during the fiscal year largely because of strong stock selections. Due to low valuation readings, however, the Fund held a larger than normal cash position, which detracted from relative returns during the strong market move.

Q.	How did the Fund’s composition affect performance?
A.

Industry-level returns within the Industrials sector varied significantly, from approximately +129% (security & alarm services) to approximately -24% (marine), demonstrating the large role that industry rotation can play in sector investing. Additionally, sector returns were relatively broad-based, with 15 of 22 industries producing double digit gains.

Relative to the benchmark, positive industry contributors to the Fund’s performance include aerospace & defense, diversified support services, trading companies & distributors, human resources & employment services, and industrial conglomerates. All of these industries produced positive total effect due to overweight industry positions or outperforming holdings.

Relative to the benchmark, industries that detracted most from the Fund’s performance include trucking, research & consulting services, electrical components & equipment, industrial machinery, and office services & supplies. Either overweight positions or underperforming holdings in these industries resulted in relative underperformance during the fiscal year.

Q.	What is your investment outlook for the Industrials sector?
A.

At the end of fiscal year 2017, the Industrials sector had a V/P ratio of 1.00, an indication that our system sees the Industrials sector as trading right in line with fair value. While broad sector valuations indicate muted return expectations, individual industries (specifically railroads, service based industries, and industrial machinery) continue to show opportunity under our system. Additionally, as our valuation metric takes into account forward looking earnings expectations, the “fair value” of each industry within the sector could be an upward moving target if we see continued growth and economic expansion. As always, we look for industries that our system identifies as trading at a discount to fair value. Guided by our disciplined, systematic and non-emotional approach to investing, we remain vigilant for prospective investments, ready to reallocate and adapt as our investment system dictates.

Annual Report | September 30, 2017	21

ICON Industrials Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Industrials Fund - Class S	5/9/97	22.10%	13.07%	4.39%	5.91%	1.73%	1.50%
ICON Industrials Fund - Class A	9/30/10	21.83%	12.83%	N/A	10.58%	2.96%	1.75%
ICON Industrials Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	14.83%	11.51%	N/A	9.64%	2.96%	1.75%
S&P 1500 Industrials Index		22.98%	16.44%	7.87%	8.54%	N/A	N/A
S&P Composite 1500 Index		18.61%	14.29%	7.63%	7.98%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment  (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

22	www.iconfunds.com

ICON Industrials Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Common Stocks (95.88%)
Aerospace & Defense (7.68%)
Hexcel Corp.	5,000	$287,100
Orbital ATK, Inc.	1,890	251,673
Raytheon Co.	1,100	205,238
Rockwell Collins, Inc.	775	101,300
Spirit AeroSystems Holdings, Inc., Class A	3,500	272,020
TransDigm Group, Inc.	1,000	255,650

		1,372,981

Airlines (3.03%)
Alaska Air Group, Inc.	7,100	541,517

Building Products (27.93%)
Armstrong World Industries, Inc.(a)	5,000	256,250
Builders FirstSource, Inc.(a)	33,100	595,469
Fortune Brands Home & Security, Inc.	16,500	1,109,295
Johnson Controls International PLC	38,000	1,531,020
Masco Corp.	26,500	1,033,765
Quanex Building Products Corp.	20,500	470,475

		4,996,274

Commercial Printing (7.44%)
Deluxe Corp.	16,700	1,218,432
InnerWorkings, Inc.(a)	10,000	112,500

		1,330,932

Construction & Engineering (10.16%)
Comfort Systems U.S.A., Inc.	14,500	517,650
Dycom Industries, Inc.(a)	6,500	558,220
MasTec, Inc.(a)	16,000	742,400

		1,818,270

Construction Machinery & Heavy Trucks (3.15%)
Allison Transmission Holdings, Inc.	15,000	562,950

Electrical Components & Equipment (0.96%)
Acuity Brands, Inc.	1,000	171,280

Human Resource & Employment Services (1.65%)
Korn/Ferry International	3,000	118,290
ManpowerGroup, Inc.	1,500	176,730

		295,020

Industrial Conglomerates (13.19%)
Carlisle Cos., Inc.	7,000	702,030
General Electric Co.	61,000	1,474,980
Honeywell International, Inc.	1,300	184,262

		2,361,272

Industrial Machinery (7.03%)
Middleby Corp.(a)	4,000	512,680
Snap-on, Inc.	5,000	745,050

		1,257,730

	Shares or Principal Amount	Value
Office Services & Supplies (2.32%)
HNI Corp.	10,000	$414,700

Railroads (6.54%)
Canadian Pacific Railway, Ltd.	4,700	789,741
Kansas City Southern	3,500	380,380

		1,170,121

Trading Companies & Distributors (4.80%)
Air Lease Corp.	12,000	511,440
United Rentals, Inc.(a)	2,500	346,850

		858,290

Total Common Stocks (Cost $15,614,496)		17,151,337

Total Investments (95.88%) (Cost $15,614,496)		$17,151,337

Other Assets Less Liabilities (4.12%)		736,195

Net Assets (100.00%)		$17,887,532

(a)	Non-income producing security.

Sector Composition (September 30, 2017)

Industrials	95.88%

95.88%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2017)

Building Products	27.93%
Industrial Conglomerates	13.19%
Construction & Engineering	10.16%
Aerospace & Defense	7.68%
Commercial Printing	7.44%
Industrial Machinery	7.03%
Railroads	6.54%
Trading Companies & Distributors	4.80%
Construction Machinery & Heavy Trucks	3.15%
Airlines	3.03%
Office Services & Supplies	2.32%
Human Resource & Employment Services	1.65%
Other Industries (each less than 1%)	0.96%

95.88%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	23

ICON Information Technology Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?
A.

The ICON Information Technology Fund (the Fund), Class S shares, returned 29.46% for the fiscal year ended September 30, 2017, while its sector-specific benchmark, the S&P 1500 Information Technology Index, returned 28.63%, and the S&P Composite 1500 Index gained 18.61%. Total returns for other periods and additional Class shares as of September 30, 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

As fiscal year 2017 began, the Information Technology sector had a value-to-price (V/P) ratio of 1.09 under the ICON system, meaning we believed the sector’s fair value was approximately 9% higher than where prices were generally trading. As illustrated above, the sector outperformed even our upside expectations. One of the primary drivers for the sector’s achievements was the performance of the “FANG Stocks” – an acronym representing the stock of Facebook, Inc., Amazon.com Inc., Netflix Inc. and Alphabet Inc. (Google). Since the end of 2016, these stocks are up 48.5%, 28.2%, 46.5% and 24.3% respectively, while the S&P 1500 Technology Index returned 26.4% in the same period. While technically only Facebook, Inc. and Alphabet Inc. are actually classified by GICS in the Information Technology sector, technology obviously impacts each of the FANG entities. FANG stocks dominated market headlines during the last half of the fiscal year, drawing attention to the Information Technology sector and driving its performance. The Fund had exposure to FANG stocks through its holdings in both Alphabet Inc. and Facebook, Inc. The sector likewise benefitted from growth in the semiconductors industry and that product’s use in cell phones, automobiles and appliances. Similarly, the related semiconductor equipment industry performed well, with the S&P 1500 Semiconductor Equipment Index gaining over 70% during the fiscal year. The Fund had significant exposure to both of these industries.

Q.	How did the Fund’s composition affect performance?
A.

As previously indicated, both the semiconductors and related semiconductor equipment industries had a strong year. The Fund was overweight both of these industries, holding a position exceeding 8% in the semiconductor equipment industry, compared to a 2% weighting in the S&P 1500 Information Technology Index. Stock selection in the internet software & services and the IT consulting & other services industries likewise contributed to the Fund’s outperformance relative to its benchmark. The Fund had exposure to American depositary receipts in Chinese companies within the internet software & services industry, specifically Alibaba Group Holding Ltd. and SINA Corp. Both companies returned more than 70% while held within the Fund during the fiscal year. Additional gains came from the Fund’s exposure to Cognizant Technology Solutions Corp. in the IT consulting & other services industry. The stock was up over 52% during the 12-month period.

The Fund’s gains were offset in part by the Fund’s cash position and poor performance from the Fund’s holding in the electronic equipment & instruments industry. Fitbit, Inc. missed earnings and revised revenue estimates downward for the last quarter of 2017. The day after the above announcement, the stock fell over 30%, becoming one of the largest detractors from the Fund’s performance.

Q.	What is your investment outlook for the Information Technology sector?
A.

At the end of fiscal year 2017, the Information Technology sector had a V/P of 1.07. Specific industries that are demonstrating value under our system include both the semiconductor and semiconductor equipment industries. Accordingly, the Fund is overweight those two industries relative to the benchmark. Guided by value, we will continue to look for opportunities in the Information Technology sector.

24	www.iconfunds.com

ICON Information Technology Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Information Technology Fund - Class S	2/19/97	29.46%	16.75%	7.81%	9.69%	1.49%	1.49%
ICON Information Technology Fund - Class A	9/30/10	29.08%	16.29%	N/A	15.93%	2.17%	1.75%
ICON Information Technology Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	21.72%	14.92%	N/A	14.95%	2.17%	1.75%
S&P 1500 Information Technology Index		28.63%	17.46%	10.83%	8.80%	N/A	N/A
NASDAQ Composite Index		22.29%	15.83%	9.17%	7.86%	N/A	N/A
S&P Composite 1500 Index		18.61%	14.29%	7.63%	7.98%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2017	25

ICON Information Technology Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Common Stocks (97.95%)
Application Software (4.74%)
CDK Global, Inc.	31,800	$ 2,006,262
SAP SE, Sponsored ADR	13,700	1,502,205

		3,508,467

Communications Equipment (2.12%)
F5 Networks, Inc.(a)	6,600	795,696
Motorola Solutions, Inc.	9,200	780,804

		1,576,500

Data Processing & Outsourced Services (17.37%)
Alliance Data Systems Corp.	3,500	775,425
Broadridge Financial Solutions, Inc.	14,200	1,147,644
Cardtronics PLC, Class A(a)	48,600	1,118,286
Euronet Worldwide, Inc.(a)	19,300	1,829,447
ExlService Holdings, Inc.(a)	17,800	1,038,096
Genpact, Ltd.	43,000	1,236,250
Mastercard, Inc., Class A	12,200	1,722,640
MAXIMUS, Inc.	22,500	1,451,250
Visa, Inc., Class A	24,180	2,544,703

		12,863,741

Electronic Equipment & Instruments (2.16%)
Coherent, Inc.(a)	6,800	1,599,156

Electronic Manufacturing Services (6.06%)
Fabrinet(a)	36,800	1,363,808
IPG Photonics Corp.(a)	5,535	1,024,307
Methode Electronics, Inc.	49,700	2,104,795

		4,492,910

Home Entertainment Software (0.96%)
Electronic Arts, Inc.(a)	6,000	708,360

Internet Software & Services (9.86%)
Facebook, Inc., Class A(a)	26,600	4,545,142
LogMeIn, Inc.	15,500	1,705,775
SINA Corp.(a)	9,200	1,054,780

		7,305,697

IT Consulting & Other Services (4.89%)
Cognizant Technology Solutions Corp., Class A	26,300	1,907,802
DXC Technology Co.	19,900	1,709,012

		3,616,814

Semiconductor Equipment (17.90%)
Advanced Energy Industries, Inc.(a)	19,900	1,607,124
Applied Materials, Inc.	43,300	2,255,497
Brooks Automation, Inc.	74,600	2,264,856
MKS Instruments, Inc.	19,600	1,851,220
Photronics, Inc.(a)	158,500	1,402,725
Teradyne, Inc.	49,500	1,845,855
Ultra Clean Holdings, Inc.(a)	66,500	2,036,230

		13,263,507

Semiconductors (17.54%)
Broadcom, Ltd.	5,600	1,358,224
Cavium, Inc.(a)	21,100	1,391,334

	Shares or Principal Amount	Value
Semiconductors (continued)
Cirrus Logic, Inc.(a)	19,100	$ 1,018,412
Marvell Technology Group, Ltd.	75,300	1,347,870
Micron Technology, Inc.(a)	40,000	1,573,200
Monolithic Power Systems, Inc.	8,400	895,020
ON Semiconductor Corp.(a)	113,700	2,100,039
Qorvo, Inc.(a)	10,000	706,800
Skyworks Solutions, Inc.	9,900	1,008,810
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	42,800	1,607,140

		13,006,849

Systems Software (1.81%)
VMware, Inc., Class A(a)	12,300	1,343,037

Technology Distributors (3.44%)
PCM, Inc.(a)	97,300	1,362,200
Tech Data Corp.(a)	13,300	1,181,705

		2,543,905

Technology Hardware, Storage & Peripherals (9.10%)
Apple, Inc.	28,100	4,330,772
HP, Inc.	36,200	722,552
NCR Corp.(a)	20,000	750,400
Super Micro Computer, Inc.(a)	42,200	932,620

		6,736,344

Total Common Stocks (Cost $61,074,561)		72,565,287

Total Investments (97.95%) (Cost $61,074,561)		$72,565,287

Other Assets Less Liabilities (2.05%)		1,519,103

Net Assets (100.00%)		$74,084,390

(a)	Non-income producing security.

ADR - American Depositary Receipt

Sector Composition (September 30, 2017)

Information Technology	97.95%

97.95%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
26	www.iconfunds.com

ICON Information Technology Fund	Schedule of Investments
September 30, 2017

Industry Composition (September 30, 2017)

Semiconductor Equipment	17.90%
Semiconductors	17.54%
Data Processing & Outsourced Services	17.37%
Internet Software & Services	9.86%
Technology Hardware, Storage & Peripherals	9.10%
Electronic Manufacturing Services	6.06%
IT Consulting & Other Services	4.89%
Application Software	4.74%
Technology Distributors	3.44%
Electronic Equipment & Instruments	2.16%
Communications Equipment	2.12%
Systems Software	1.81%
Other Industries (each less than 1%)	0.96%

97.95%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	27

ICON Natural Resources Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?
A.

The ICON Natural Resources Fund (the Fund) returned 20.13% for the fiscal year ended September 30, 2017, while the S&P Composite 1500 Index rose by 18.61%. Total returns for other periods and additional Class shares as of September 30, 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

The natural resources segment of the market produced strong returns over fiscal year 2017, as many commodities and economically sensitive industries rebounded from relatively low levels. However, these returns came with substantial volatility, especially in sectors and industries tied to the price of oil. The fiscal year began with an aggressive upward move in response to the conclusion of the presidential election. This so-called “Trump Trade” was heavily focused on the most economically sensitive segments of the market with investors anticipating a more pro-growth and infrastructure oriented platform. The ICON Natural Resources Fund was able to perform well in this environment, gaining 8.60% in the 4th quarter of 2016.

Both the 1st and 2nd quarter of 2017 proved to be a tougher environment for natural resources investors, specifically for oil and energy-related equities. From December 30, 2016 through June 21, 2017, crude oil fell from $53.72 a barrel to $42.53 a barrel, as excess supply and declining global demand weighed heavily on the commodity. Over the same time period, the S&P 1500 Energy Index fell by approximately 15%, as the profitability (and, in some cases, even the viability) of oil-related companies came into question. The ICON Natural Resources Fund was able to insulate investors from this downturn because our valuation numbers warranted our continued caution in the Energy sector leading up to this sell-off.

The final quarter of fiscal year 2017 produced another round of strong returns for the space including a strong rebound in the price of oil and energy-related equities. From a positioning standpoint, our valuation methodology led us to a number of attractive investment opportunities within the Energy sector in general and the oil & gas exploration & production industry in particular. Based on these valuations, the ICON Natural Resources Fund established a strong position in the exploration & production industry and was able to fully participate in this final move of fiscal year 2017.

Q.	How did the Fund’s composition affect performance?
A.	Positive industry contributors to the Fund’s performance during fiscal year 2017 included diversified chemicals, construction materials, gold, specialty chemicals, and commodity chemicals.

Negative industry detractors from the Fund’s performance during fiscal year 2017 included oil & gas equipment & services, oil & gas storage & transportation, silver, and copper.

Q.	What is your investment outlook for the Natural Resources space?
A.

At the close of the fiscal year, both the broad market and the natural resources segment of the market were trading relatively close to fair value based on our valuation methodology. However, there has been a recent increase in future growth expectations, specifically within the Energy sector, which could result in higher return expectations going forward. We continue to look for industries that our system identifies as trading at a discount to fair value. Guided by our disciplined, systematic and non-emotional approach to investing, we remain vigilant for prospective investments, ready to reallocate and adapt as our investment system dictates.

28	www.iconfunds.com

ICON Natural Resources Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*

ICON Natural Resources Fund - Class S	5/5/97	20.13%	8.98%	3.27%	5.08%	1.62%	1.53%
ICON Natural Resources Fund - Class C	9/30/10	18.97%	7.84%	N/A	6.98%	3.05%	2.54%
ICON Natural Resources Fund - Class A	9/30/10	19.81%	8.65%	N/A	7.77%	2.05%	1.78%
ICON Natural Resources Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	12.89%	7.37%	N/A	6.87%	2.05%	1.78%
S&P Composite 1500 Index		18.61%	14.29%	7.63%	7.95%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s name changed effective January 22, 2016 and the investment strategy changed effective August 18, 2016. The Fund’s past performance would have been different if the current strategy had been in effect. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2017	29

ICON Natural Resources Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value

Common Stocks (93.35%)
Building Products (3.42%)
Fortune Brands Home & Security, Inc.	14,500	$974,835
Masco Corp.	25,000	975,250
Tarkett SA	15,000	675,738

		2,625,823

Commodity Chemicals (4.10%)
Cabot Corp.	7,000	390,600
Koppers Holdings, Inc.(a)	20,000	923,000
LyondellBasell Industries NV, Class A	4,000	396,200
Methanex Corp.	9,939	499,932
Olin Corp.	27,339	936,361

		3,146,093

Construction & Engineering (4.50%)
Comfort Systems U.S.A., Inc.	31,940	1,140,258
MasTec, Inc.(a)	50,000	2,320,000

		3,460,258

Construction Materials (5.40%)
Buzzi Unicem SpA	60,000	1,621,400
Eagle Materials, Inc.	8,000	853,600
Vulcan Materials Co.	14,000	1,674,400

		4,149,400

Diversified Chemicals (10.38%)
BASF SE	23,000	2,450,336
DowDuPont, Inc.	28,745	1,990,016
Eastman Chemical Co.	30,000	2,714,700
Huntsman Corp.	30,000	822,600

		7,977,652

Fertilizers & Agricultural Chemicals (0.77%)
Agrium, Inc.	5,500	589,655

Gold (9.71%)
Cia de Minas Buenaventura SAA, ADR	235,000	3,005,650
Randgold Resources, Ltd.	22,728	2,221,362
Royal Gold, Inc.	26,000	2,237,040

		7,464,052

Integrated Oil & Gas (3.54%)
BP PLC	140,000	896,840
Royal Dutch Shell PLC, Class A, Sponsored ADR	30,000	1,817,400

		2,714,240

Metal & Glass Containers (3.82%)
Ball Corp.	35,000	1,445,500
Crown Holdings, Inc.(a)	25,000	1,493,000

		2,938,500

Oil & Gas Equipment & Services (6.14%)
Schlumberger, Ltd.	32,000	2,232,320
U.S. Silica Holdings, Inc.	80,000	2,485,600

		4,717,920

	Shares or Principal Amount	Value

Oil & Gas Exploration & Production (20.83%)
Cabot Oil & Gas Corp.	65,000	$1,738,750
Carrizo Oil & Gas, Inc.(a)	80,000	1,370,400
Cimarex Energy Co.	22,000	2,500,740
Diamondback Energy, Inc.(a)	34,300	3,360,028
Gulfport Energy Corp.(a)	120,000	1,720,800
Newfield Exploration Co.(a)	25,000	741,750
Parsley Energy, Inc., Class A	30,000	790,200
Range Resources Corp.	45,000	880,650
SRC Energy, Inc.(a)	300,000	2,901,000

		16,004,318

Oil & Gas Refining & Marketing (1.34%)
Andeavor	10,000	1,031,500

Oil & Gas Storage & Transportation (0.76%)
Enbridge, Inc.	14,000	584,796

Paper Packaging (6.72%)
Graphic Packaging Holding Co.	370,000	5,161,500

Silver (2.61%)
Wheaton Precious Metals Corp.	105,000	2,004,450

Specialty Chemicals (8.73%)
Celanese Corp., Class A	17,000	1,772,590
PolyOne Corp.	60,000	2,401,800
WR Grace & Co.	35,000	2,525,250

		6,699,640

Steel (0.58%)
Nucor Corp.	8,000	448,320

Total Common Stocks (Cost $64,268,400)		71,718,117

Total Investments (93.35%) (Cost $64,268,400)		$71,718,117

Other Assets Less Liabilities (6.65%)		5,111,407

Net Assets (100.00%)		$76,829,524

(a)	Non-income producing security.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.
30	www.iconfunds.com

ICON Natural Resources Fund	Schedule of Investments
September 30, 2017

Country Composition (September 30, 2017)

United States	72.04%
Canada	4.79%
Peru	3.91%
Germany	3.19%
Jersey	2.89%
Netherlands	2.37%
Italy	2.11%
United Kingdom	1.17%
France	0.88%

93.35%

Percentages are based upon common stocks as a percentage of net assets.

Sector Composition (September 30, 2017)

Materials	52.82%
Energy	32.61%
Industrials	7.92%

93.35%

Percentages are based upon common stocks as a percentage of net assets.

Industry Composition (September 30, 2017)

Oil & Gas Exploration & Production	20.83%
Diversified Chemicals	10.38%
Gold	9.71%
Specialty Chemicals	8.73%
Paper Packaging	6.72%
Oil & Gas Equipment & Services	6.14%
Construction Materials	5.40%
Construction & Engineering	4.50%
Commodity Chemicals	4.10%
Metal & Glass Containers	3.82%
Integrated Oil & Gas	3.54%
Building Products	3.42%
Silver	2.61%
Oil & Gas Refining & Marketing	1.34%
Other Industries (each less than 1%)	2.11%

93.35%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	31

ICON Utilities Fund	Management Overview
September 30, 2017 (Unaudited)

Q.	How did the Fund perform relative to its benchmarks?
A.

The ICON Utilities Fund (the Fund) Class S returned 9.88% for the fiscal year ending September 30, 2017, lagging its sector-specific benchmark, the S&P 1500 Utilities Index, which returned 12.50%. The broad benchmark, the S&P Composite 1500 Index, returned 18.61%. Total returns for other periods and additional Class shares as of September 30, 2017, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?
A.

According to our valuation methodology, at the end of fiscal year 2016, the Utilities sector had a value-to-price (V/P) ratio of 1.14 (suggesting upside potential, with stock prices below our estimate of their fair value) while the average V/P ratio for the overall equity market stood at 1.09. Although we began the year believing the Utilities sector offered better upside potential than the broader market, the sector lagged the market considerably by the end of the fiscal year. Changes in fixed income yields explain some of this underperformance. The yield on the 10-year U.S. Treasury Note, for example, increased from 1.60% on September 30, 2016 to 2.33% on September 30, 2017. The relative improvement in treasury yields reduced the demand for Utilities stocks as a yield alternative to fixed income investments. Higher dividend yielding stocks generally underperformed lower dividend paying stocks across both the broader equity market and in the Utilities sector. For example, our valuations favored high-dividend yield producing stocks in the independent power producers & energy traders industry. These high-dividend holdings underperformed the industry and adversely impacted the Fund’s performance. Over the course of the fiscal year, we saw value in the oil & gas exploration and production industry, and increased the Fund’s exposure to this industry. While our oil & gas exploration and production positions helped the Fund in the last quarter of the fiscal year, we held these securities too early, ignoring other opportunities that might have contributed to better relative performance. Additionally, the broader stock market returns were dominated by high growth stocks. With moderately lower growth rates than the equity market in general, the Utilities sector lagged during the fiscal year.

Q.	How did the Fund’s composition affect performance?
A.

The Fund benefited by strong stock selection in both the multi-utilities and the electric utilities industries. The stocks selected to represent the multi-utilities industry returned 15% over the course of the fiscal year, outperforming its industry benchmark, which returned 11%. The Fund’s electric utilities industry holdings returned in excess of 17% while the benchmark returned just over 12%. Avangrid, Inc. an energy services and delivery company that is part of the electric utilities industry, was up over 28% for the Fund over the fiscal year.

The Fund had exposure to stocks outside of the Utilities sector as well. The Fund’s holdings in the oil & gas exploration & production industry detracted from Fund performance. For example, Gulfport Energy Corp., a company focused primarily on natural gas exploration, was the largest detractor, losing over 30% of its value during the fiscal year. The stock section within the independent power producers & energy traders industry had a negative impact on the Fund as well. The Fund’s holdings in this industry realized a net loss of about 8.5%, while the industry posted positive returns for the benchmark. Finally, the Fund faced additional headwinds in its exposure to the Telecommunication Services sector.

Q.	What is your investment outlook for the Utilities sector?
A.

As of September 30, 2017, we believe the Utilities sector has a V/P ratio of 1.07. Given these V/P readings we generally have a positive outlook for the sector and remain optimistic for the year ahead. However, because the Utilities sector is seen by some investors as a fixed income alternative in a low interest rate environment, the sector may again lag the broader benchmark if an interest rate increase makes the sector less attractive in the short term. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

32	www.iconfunds.com

ICON Utilities Fund	Management Overview
September 30, 2017 (Unaudited)

Average Annual Total Return (as of September 30, 2017)

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Utilities Fund - Class S	7/9/97	9.88%	11.56%	5.63%	8.54%	1.59%	1.50%
ICON Utilities Fund - Class A	9/30/10	9.63%	11.26%	N/A	10.95%	1.79%	1.75%
ICON Utilities Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	3.33%	9.95%	N/A	10.00%	1.79%	1.75%
S&P 1500 Utilities Index		12.50%	12.37%	7.78%	8.56%	N/A	N/A
S&P Composite 1500 Index		18.61%	14.29%	7.63%	7.52%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Value of a $10,000 Investment (through September 30, 2017)

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Annual Report | September 30, 2017	33

ICON Utilities Fund	Schedule of Investments
September 30, 2017

	Shares or Principal Amount	Value
Common Stocks (98.87%)
Construction & Engineering (1.55%)
MasTec, Inc.(a)	14,700	$682,080

Electric Utilities (38.24%)
Avangrid, Inc.	53,200	2,522,744
Edison International	37,000	2,855,290
Eversource Energy	44,000	2,659,360
OGE Energy Corp.	38,700	1,394,361
Otter Tail Corp.	46,700	2,024,445
PG&E Corp.	31,100	2,117,599
Pinnacle West Capital Corp.	15,600	1,319,136
Westar Energy, Inc.	39,800	1,974,080

		16,867,015

Gas Utilities (5.49%)
National Fuel Gas Co.	42,800	2,422,908

Independent Power Producers & Energy Traders (2.82%)
AES Corp.	112,900	1,244,158

Integrated Oil & Gas (2.05%)
TOTAL SA, Sponsored ADR	16,900	904,488

Integrated Telecommunication Services (2.47%)
AT&T, Inc.	27,800	1,088,926

Multi-Utilities (30.97%)
Ameren Corp.	38,800	2,244,192
CenterPoint Energy, Inc.	86,200	2,517,902
CMS Energy Corp.	46,776	2,166,664
DTE Energy Co.	25,200	2,705,472
NiSource, Inc.	85,700	2,193,063
SCANA Corp.	16,200	785,538
Sempra Energy	9,200	1,049,996

		13,662,827

Oil & Gas Equipment & Services (1.15%)
U.S. Silica Holdings, Inc.(b)	16,300	506,441

Oil & Gas Exploration & Production (8.25%)
Diamondback Energy, Inc.(a)	9,600	940,416
EOG Resources, Inc.	7,500	725,550
Gulfport Energy Corp.(a)	56,500	810,210
Range Resources Corp.	22,700	444,239
SRC Energy, Inc.(a)	74,000	715,580

		3,635,995

Water Utilities (2.84%)
Consolidated Water Co., Ltd.	97,846	1,252,429

	Shares or Principal Amount	Value
Wireless Telecommunication Services (3.04%)
NTT DOCOMO, Inc., Sponsored ADR(b)	58,900	$1,342,331

Total Common Stocks (Cost $42,014,860)		43,609,598

Collateral for Securities on Loan (4.26%)
State Street Navigator Securities Lending Government Money Market Portfolio, 7-Day Yield 1.01%	1,878,800	1,878,800

Total Collateral for Securities on Loan (Cost $1,878,800)		1,878,800

Total Investments (103.13%) (Cost $43,893,660)		$45,488,398

Liabilities Less Other Assets (-3.13%)		(1,378,623)

Net Assets (100.00%)		$44,109,775

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan as of September 30, 2017.

ADR - American Depositary Receipt

Sector Composition (September 30, 2017)

Utilities	80.36%
Energy	11.45%
Telecommunication Services	5.51%
Industrials	1.55%

98.87%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
34	www.iconfunds.com

ICON Utilities Fund	Schedule of Investments
September 30, 2017

Industry Composition (September 30, 2017)

Electric Utilities	38.24%
Multi-Utilities	30.97%
Oil & Gas Exploration & Production	8.25%
Gas Utilities	5.49%
Wireless Telecommunication Services	3.04%
Water Utilities	2.84%
Independent Power Producers & Energy Traders	2.82%
Integrated Telecommunication Services	2.47%
Integrated Oil & Gas	2.05%
Construction & Engineering	1.55%
Oil & Gas Equipment & Services	1.15%

98.87%

Percentages are based upon common stocks as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	35

ICON Sector Funds	Statements of Assets and Liabilities
September 30, 2017

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Assets
Investments, at cost	$24,808,690	$29,187,302	$245,937,245

Investments, at value(a)	24,875,794	29,087,200	252,518,198
Cash and cash equivalents	2,328,104	1,083,153	2,533,230
Receivables:
Investments sold	15,036	278,795	7,821,116
Fund shares sold	8,181	10,990	69,122
Expense reimbursements due from Adviser	–	12,087	–
Dividends	14,270	27,251	87,917
Foreign tax reclaims	–	–	–
Other assets	7,269	8,105	57,838

Total assets	27,248,654	30,507,581	263,087,421

Liabilities
Payables:
Payable for collateral received on securities loaned	592,080	2,009,724	18,303,527
Expense recoupment due to Adviser	529	–	–
Investments purchased	542,597	834,249	4,668,413
Fund shares redeemed	8,878	35,449	243,813
Advisory fees	21,123	22,744	187,738
Transfer agent fees	12,871	31,262	218,906
Fund accounting fees	3,144	3,503	16,961
Accrued distribution fees	296	720	7,703
Trustee fees and expenses	1,572	1,733	13,788
Administration fees	1,056	1,137	9,387
Accrued expenses	24,652	24,493	64,814

Total liabilities	1,208,798	2,965,014	23,735,050

Net Assets - all share classes	$26,039,856	$27,542,567	$239,352,371

Net Assets - Class S	$24,566,073	$24,069,075	$222,706,577

Net Assets - Class C	$–	$–	$7,333,346

Net Assets - Class A	$1,473,783	$3,473,492	$9,312,448

Net Assets Consists of
Paid-in capital	$25,025,812	$26,859,989	$403,293,623
Accumulated undistributed net investment income/(loss)	–	9,783	2,001,726
Accumulated undistributed net realized gain/(loss)	946,940	772,897	(172,523,931)
Unrealized appreciation/(depreciation)	67,104	(100,102)	6,580,953

Net Assets	$26,039,856	$27,542,567	$239,352,371

Shares outstanding (unlimited shares authorized, no par value)
Class S	1,758,866	3,238,234	17,777,486
Class C	–	–	615,451
Class A	110,315	469,513	748,389
Net asset value (offering and redemption price per share)
Class S	$13.97	$7.43	$12.53
Class C	$–	$–	$11.92
Class A	$13.36	$7.40	$12.44
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$14.17	$7.85	$13.20

(a) Includes securities on loan of	$573,784	$1,965,934	$17,817,440

The accompanying notes are an integral part of the financial statements.
36	www.iconfunds.com

ICON Sector Funds	Statements of Assets and Liabilities
September 30, 2017

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Assets
Investments, at cost	$34,160,327	$78,276,022	$15,614,496

Investments, at value(a)	41,138,995	83,933,304	17,151,337
Cash and cash equivalents	783,432	5,505,026	733,443
Foreign currency, at value (Cost $4,889, $– and $–, respectively)	4,890	–	–
Receivables:
Investments sold	426,600	499,517	–
Fund shares sold	12,832	14,109	33,925
Expense reimbursements due from Adviser	767	–	11,481
Dividends	33,979	53,874	28,756
Foreign tax reclaims	–	3,493	–
Other assets	8,230	13,309	7,259

Total assets	42,409,725	90,022,632	17,966,201

Liabilities
Payables:
Payable for collateral received on securities loaned	511,875	–	–
Expense recoupment due to Adviser	–	804	–
Investments purchased	620,309	2,624,197	–
Fund shares redeemed	3,642	5,012	20,794
Advisory fees	32,743	72,666	14,551
Transfer agent fees	14,296	46,341	14,549
Fund accounting fees	4,831	7,777	3,029
Accrued distribution fees	431	830	503
Trustee fees and expenses	2,422	5,173	1,115
Administration fees	1,637	3,633	727
Accrued expenses	26,366	33,778	23,401

Total liabilities	1,218,552	2,800,211	78,669

Net Assets - all share classes	$41,191,173	$87,222,421	$17,887,532

Net Assets - Class S	$39,071,715	$83,233,841	$15,482,021

Net Assets - Class A	$2,119,458	$3,988,580	$2,405,511

Net Assets Consists of
Paid-in capital	$78,347,128	$79,488,622	$30,892,860
Accumulated undistributed net investment income/(loss)	74,836	–	(36,399)
Accumulated undistributed net realized gain/(loss)	(44,209,459)	2,076,517	(14,505,764)
Unrealized appreciation/(depreciation)	6,978,668	5,657,282	1,536,835

Net Assets	$41,191,173	$87,222,421	$17,887,532

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,925,663	4,903,781	1,033,873
Class A	212,256	244,890	162,677
Net asset value (offering and redemption price per share)
Class S	$9.95	$16.97	$14.97
Class A	$9.99	$16.29	$14.79
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$10.59	$17.28	$15.69

(a) Includes securities on loan of	$498,225	$–	$–

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	37

ICON Sector Funds	Statements of Assets and Liabilities
September 30, 2017

	ICON Information Technology Fund	ICON Natural Resources Fund	ICON Utilities Fund
Assets
Investments, at cost	$61,074,561	$64,268,400	$43,893,660

Investments, at value(a)	72,565,287	71,718,117	45,488,398
Cash and cash equivalents	362,435	5,473,107	–
Receivables:
Investments sold	1,249,797	946,561	447,843
Fund shares sold	25,190	63,102	52,276
Expense reimbursements due from Adviser	1,362	4,280	29,823
Dividends	14,771	92,520	358,091
Foreign tax reclaims	–	2,472	3,047
Other assets	12,908	15,760	9,358

Total assets	74,231,750	78,315,919	46,388,836

Liabilities
Payables:
Payable for collateral received on securities loaned	–	–	1,878,800
Payable for distribution	–	–	29,598
Loan payable, at value (Cost $–, $– and $177,025)	–	–	177,025
Investments purchased	–	1,275,411	–
Fund shares redeemed	16,597	34,811	85,349
Advisory fees	59,476	60,981	37,664
Transfer agent fees	27,088	65,691	29,275
Fund accounting fees	6,496	7,387	4,617
Accrued distribution fees	563	2,544	1,766
Trustee fees and expenses	4,019	4,156	2,760
Administration fees	2,973	3,049	1,884
Accrued expenses	30,148	32,365	30,323

Total liabilities	147,360	1,486,395	2,279,061

Net Assets - all share classes	$74,084,390	$76,829,524	$44,109,775

Net Assets - Class S	$71,248,763	$69,444,464	$35,816,467

Net Assets - Class C	$–	$1,756,062	$–

Net Assets - Class A	$2,835,627	$5,628,998	$8,293,308

Net Assets Consists of
Paid-in capital	$49,270,237	$68,368,418	$40,200,199
Accumulated undistributed net investment income/(loss)	(165,161)	–	225,952
Accumulated undistributed net realized gain/(loss)	13,488,588	1,011,297	2,089,223
Unrealized appreciation/(depreciation)	11,490,726	7,449,809	1,594,401

Net Assets	$74,084,390	$76,829,524	$44,109,775

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,721,863	4,531,552	3,855,392
Class C	–	119,850	–
Class A	152,894	370,991	907,320
Net asset value (offering and redemption price per share)
Class S	$19.14	$15.32	$9.29
Class C	$–	$14.65	$–
Class A	$18.55	$15.17	$9.14
Class A maximum offering price (100%/ (100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$19.68	$16.10	$9.70

(a) Includes securities on loan of	$–	$–	$1,848,772

The accompanying notes are an integral part of the financial statements.
38	www.iconfunds.com

ICON Sector Funds	Statements of Operations
Year Ended September 30, 2017

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Investment Income
Interest	$3,839	$2,452	$4,064
Dividends	338,941	538,718	5,655,643
Foreign taxes withheld	–	(71)	(149,135)
Income from securities lending, net	9,840	3,517	203,745

Total investment income	352,620	544,616	5,714,317

Expenses
Advisory fees	341,859	315,279	3,065,309
Administration fees	17,037	15,707	152,791
Transfer agent fees	46,705	96,588	607,523
Distribution fees:
Class C	–	–	87,589
Class A	4,558	13,024	30,202
Registration fees	25,899	33,318	57,352
Audit and tax service expense	17,657	17,657	21,753
Fund accounting fees	14,295	13,554	113,045
Trustee fees and expenses	7,272	6,925	66,160
Insurance expense	3,073	3,631	27,738
Custody fees	4,266	4,056	13,243
Printing fees	9,315	9,619	59,635
Interest expense	81	1,417	10,079
Recoupment of previously reimbursed expenses	919	2,240	–
Other expenses	19,091	17,277	133,694

Total expenses before expense reimbursement	512,027	550,292	4,446,113
Expense reimbursement by Adviser due to expense limitation agreement	(4,198)	(63,487)	–

Net Expenses	507,829	486,805	4,446,113

Net Investment Income/(Loss)	(155,209)	57,811	1,268,204

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments and foreign currency translations	1,102,738	1,494,029	(10,044,040)

	1,102,738	1,494,029	(10,044,040)

Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	2,370,464	(51,630)	4,187,058

	2,370,464	(51,630)	4,187,058

Net realized and unrealized gain/(loss)	3,473,202	1,442,399	(5,856,982)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$3,317,993	$1,500,210	$(4,588,778)

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	39

ICON Sector Funds	Statements of Operations
Year Ended September 30, 2017

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Investment Income
Interest	$977	$4,434	$996
Dividends	739,878	920,022	269,538
Foreign taxes withheld	(1,249)	(14,600)	(319)
Income from securities lending, net	18,658	4,460	196

Total investment income	758,264	914,316	270,411

Expenses
Advisory fees	450,871	845,318	225,977
Administration fees	22,478	42,156	11,274
Transfer agent fees	50,871	140,197	54,836
Distribution fees:
Class A	5,715	11,083	6,804
Registration fees	27,130	32,180	27,421
Audit and tax service expense	17,657	17,657	17,657
Fund accounting fees	19,195	33,582	10,585
Trustee fees and expenses	9,918	18,896	5,023
Insurance expense	3,897	5,904	1,984
Custody fees	4,398	9,889	3,679
Printing fees	10,357	16,998	9,357
Interest expense	572	268	1,744
Recoupment of previously reimbursed expenses	315	1,108	2,165
Other expenses	23,587	39,089	13,429

Total expenses before expense reimbursement	646,961	1,214,325	391,935
Expense reimbursement by Adviser due to expense limitation agreement	(6,790)	(4,986)	(44,703)

Net Expenses	640,171	1,209,339	347,232

Net Investment Income/(Loss)	118,093	(295,023)	(76,821)

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments and foreign currency translations	4,547,025	2,483,501	3,708,253

	4,547,025	2,483,501	3,708,253

Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	8,265,316	7,387,024	196,291

	8,265,316	7,387,024	196,291

Net realized and unrealized gain/(loss)	12,812,341	9,870,525	3,904,544

Net Increase/(Decrease) in Net Assets Resulting From Operations	$12,930,434	$9,575,502	$3,827,723

The accompanying notes are an integral part of the financial statements.
40	www.iconfunds.com

ICON Sector Funds	Statements of Operations
Year Ended September 30, 2017

	ICON Information Technology Fund	ICON Natural Resources Fund	ICON Utilities Fund
Investment Income
Interest	$1,403	$5,730	$479
Dividends	492,593	1,191,943	2,185,204
Foreign taxes withheld	(11,571)	(35,085)	(42,285)
Income from securities lending, net	6,271	12,948	10,724

Total investment income	488,696	1,175,536	2,154,122

Expenses
Advisory fees	583,558	745,353	494,628
Administration fees	29,109	37,167	24,653
Transfer agent fees	87,288	166,737	105,898
Distribution fees:
Class C	–	16,480	–
Class A	6,560	13,003	24,549
Registration fees	30,973	41,322	40,503
Audit and tax service expense	17,657	17,753	17,657
Fund accounting fees	23,887	31,190	20,107
Trustee fees and expenses	13,418	16,395	10,644
Insurance expense	4,290	5,756	5,391
Custody fees	5,660	5,316	5,136
Printing fees	13,265	24,604	15,383
Interest expense	710	12	1,822
Recoupment of previously reimbursed expenses	245	17,124	1,233
Other expenses	27,350	36,055	24,126

Total expenses before expense reimbursement	843,970	1,174,267	791,730
Expense reimbursement by Adviser due to expense limitation agreement	(6,814)	(26,508)	(57,017)

Net Expenses	837,156	1,147,759	734,713

Net Investment Income/(Loss)	(348,460)	27,777	1,419,409

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments and foreign currency translations	14,152,932	6,414,936	2,393,910

	14,152,932	6,414,936	2,393,910

Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	1,556,770	7,243,434	556,216

	1,556,770	7,243,434	556,216

Net realized and unrealized gain/(loss)	15,709,702	13,658,370	2,950,126

Net Increase/(Decrease) in Net Assets Resulting From Operations	$15,361,242	$13,686,147	$4,369,535

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	41

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Consumer Discretionary Fund		ICON Consumer Staples Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations
Net investment income/(loss)	$(155,209)	$(115,723)	$57,811	$35,430
Net realized gain/(loss)	1,102,738	2,371,232	1,494,029	3,041,135
Change in net unrealized appreciation/(depreciation)	2,370,464	(204,909)	(51,630)	(1,151,918)

Net increase/(decrease) in net assets resulting from operations	3,317,993	2,050,600	1,500,210	1,924,647

Dividends and Distributions to Shareholders
Net investment income
Class S	–	–	(73,624)	(2,775)
Class A	–	–	(7,526)	(282)
Net realized gains
Class S	(2,138,950)	(4,142,603)	(3,218,507)	(1,689,533)
Class A	(116,512)	(324,745)	(543,760)	(1,018,358)

Net decrease from dividends and distributions	(2,255,462)	(4,467,348)	(3,843,417)	(2,710,948)

Fund Share Transactions
Shares sold
Class S	9,497,500	3,598,562	11,907,619	31,781,091
Class A	246,883	978,272	2,671,835	9,210,875
Reinvested dividends and distributions
Class S	2,120,009	4,104,730	3,170,250	1,604,272
Class A	100,528	289,861	405,750	808,132
Shares repurchased
Class S	(25,345,622)	(13,145,470)	(20,882,818)	(9,693,926)
Class A	(1,272,734)	(1,690,501)	(7,594,959)	(4,969,477)

Net increase/(decrease) from fund share transactions	(14,653,436)	(5,864,546)	(10,322,323)	28,740,967

Total net increase/(decrease) in net assets	(13,590,905)	(8,281,294)	(12,665,530)	27,954,666

Net Assets
Beginning of year	39,630,761	47,912,055	40,208,097	12,253,431

End of year	$26,039,856	$39,630,761	$27,542,567	$40,208,097

Accumulated undistributed net investment income/(loss)	$–	$–	$9,783	$33,122

Transactions in Fund Shares
Shares sold
Class S	681,550	251,318	1,568,687	3,991,017
Class A	18,527	70,735	359,812	1,184,079
Issued to shareholders in reinvestment of distributions
Class S	155,218	307,240	450,960	212,768
Class A	7,662	22,418	57,882	107,322
Shares repurchased
Class S	(1,827,935)	(955,082)	(2,764,087)	(1,161,279)
Class A	(97,189)	(128,008)	(1,004,810)	(626,714)

Net increase/(decrease)	(1,062,167)	(431,379)	(1,331,556)	3,707,193

Shares outstanding, beginning of year	2,931,348	3,362,727	5,039,303	1,332,110

Shares outstanding, end of year	1,869,181	2,931,348	3,707,747	5,039,303

The accompanying notes are an integral part of the financial statements.
42	www.iconfunds.com

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Energy Fund		ICON Financial Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations
Net investment income/(loss)	$1,268,204	$6,869,776	$118,093	$487,539
Net realized gain/(loss)	(10,044,040)	(57,720,482)	4,547,025	(4,872,140)
Net realized gain/(loss) on long-term capital gain distributions from other investment companies	–	–	–	3,543
Change in net unrealized appreciation/(depreciation)	4,187,058	100,616,370	8,265,316	2,869,562

Net increase/(decrease) in net assets resulting from operations	(4,588,778)	49,765,664	12,930,434	(1,511,496)

Dividends and Distributions to Shareholders
Net investment income
Class S	(1,879,265)	(3,080,658)	(509,224)	–
Class C	(30,917)	(46,988)	–	–
Class A	(67,792)	(87,124)	(21,428)	–

Net decrease from dividends and distributions	(1,977,974)	(3,214,770)	(530,652)	–

Fund Share Transactions
Shares sold
Class S	46,169,160	109,808,067	8,827,182	11,122,679
Class C	443,280	1,926,758	–	–
Class A	1,527,261	4,574,292	1,061,317	1,691,237
Reinvested dividends and distributions
Class S	1,809,660	2,963,225	500,838	–
Class C	26,876	40,797	–	–
Class A	51,520	66,909	18,938	–
Shares repurchased
Class S	(146,633,212)	(149,229,594)	(25,448,695)	(15,374,878)
Class C	(3,069,723)	(2,980,604)	–	–
Class A	(6,674,244)	(6,498,389)	(2,063,563)	(1,112,225)

Net decrease from fund share transactions	(106,349,422)	(39,328,539)	(17,103,983)	(3,673,187)

Total net increase/(decrease) in net assets	(112,916,174)	7,222,355	(4,704,201)	(5,184,683)

Net Assets
Beginning of year	352,268,545	345,046,190	45,895,374	51,080,057

End of year	$239,352,371	$352,268,545	$41,191,173	$45,895,374

Accumulated undistributed net investment income/(loss)	$2,001,726	$(33,682)	$74,836	$487,449

Transactions in Fund Shares
Shares sold
Class S	3,633,098	9,937,173	997,694	1,386,325
Class C	35,320	173,976	–	–
Class A	120,649	405,435	116,684	225,786
Issued to shareholders in reinvestment of distributions
Class S	137,774	278,237	54,796	–
Class C	2,223	3,961	–	–
Class A	3,966	6,295	2,061	–
Shares repurchased
Class S	(11,866,130)	(13,027,347)	(2,780,941)	(2,072,996)
Class C	(256,061)	(270,035)	–	–
Class A	(538,667)	(561,929)	(236,075)	(148,818)

Net decrease	(8,727,828)	(3,054,234)	(1,845,781)	(609,703)

Shares outstanding, beginning of year	27,869,154	30,923,388	5,983,700	6,593,403

Shares outstanding, end of year	19,141,326	27,869,154	4,137,919	5,983,700

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	43

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Healthcare Fund		ICON Industrials Fund

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

Operations
Net investment income/(loss)	$(295,023)	$(256,229)	$(76,821)	$(24,274)
Net realized gain/(loss)	2,483,501	1,360,141	3,708,253	1,229,396
Change in net unrealized appreciation/(depreciation)	7,387,024	6,368,752	196,291	210,733

Net increase/(decrease) in net assets resulting from operations	9,575,502	7,472,664	3,827,723	1,415,855

Dividends and Distributions to Shareholders
Net realized gains
Class S	(1,138,922)	(18,074,605)	–	–
Class A	(76,949)	(2,959,679)	–	–

Net decrease from dividends and distributions	(1,215,871)	(21,034,284)	–	–

Fund Share Transactions
Shares sold
Class S	22,175,488	8,840,606	15,170,976	13,580,388
Class A	1,114,090	1,044,829	3,385,400	865,729
Reinvested dividends and distributions
Class S	1,092,964	17,161,570	–	–
Class A	69,063	2,747,924	–	–
Shares repurchased
Class S	(24,240,347)	(33,976,571)	(27,048,093)	(5,225,967)
Class A	(2,487,427)	(11,543,997)	(2,403,341)	(528,190)

Net increase/(decrease) from fund share transactions	(2,276,169)	(15,725,639)	(10,895,058)	8,691,960

Total net increase/(decrease) in net assets	6,083,462	(29,287,259)	(7,067,335)	10,107,815

Net Assets
Beginning of year	81,138,959	110,426,218	24,954,867	14,847,052

End of year	$87,222,421	$81,138,959	$17,887,532	$24,954,867

Accumulated undistributed net investment income/(loss)	$–	$(63,244)	$(36,399)	$(22,535)

Transactions in Fund Shares
Shares sold
Class S	1,440,106	571,957	1,120,214	1,102,557
Class A	74,903	67,963	250,786	72,878
Issued to shareholders in reinvestment of distributions
Class S	73,403	1,165,868	–	–
Class A	4,823	193,108	–	–
Shares repurchased
Class S	(1,557,432)	(2,124,163)	(2,039,881)	(451,383)
Class A	(166,432)	(811,470)	(170,333)	(45,537)

Net increase/(decrease)	(130,629)	(936,737)	(839,214)	678,515

Shares outstanding, beginning of year	5,279,300	6,216,037	2,035,764	1,357,249

Shares outstanding, end of year	5,148,671	5,279,300	1,196,550	2,035,764

The accompanying notes are an integral part of the financial statements.
44	www.iconfunds.com

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Information Technology Fund		ICON Natural Resources Fund

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016 (a)

Operations
Net investment income/(loss)	$(348,460)	$(219,517)	$27,777	$524,612
Net realized gain/(loss)	14,152,932	9,737,627	6,414,936	(4,590,557)
Change in net unrealized appreciation/(depreciation)	1,556,770	(1,066,435)	7,243,434	15,224,010

Net increase/(decrease) in net assets resulting from operations	15,361,242	8,451,675	13,686,147	11,158,065

Dividends and Distributions to Shareholders
Net investment income
Class S	–	–	(388,278)	(322,749)
Class C	–	–	(5,892)	–
Class A	–	–	(22,709)	(2,353)
Net realized gains
Class S	(8,893,473)	–	–	(4,489,113)
Class C	–	–	–	(52,186)
Class A	(461,260)	–	–	(201,365)

Net decrease from dividends and distributions	(9,354,733)	–	(416,879)	(5,067,766)

Fund Share Transactions
Shares sold
Class S	28,195,461	18,296,541	23,396,295	16,580,790
Class C	–	–	537,226	828,203
Class A	801,128	1,908,013	3,523,369	4,545,786
Reinvested dividends and distributions
Class S	8,699,541	–	378,212	4,690,853
Class C	–	–	5,266	43,566
Class A	403,556	–	19,756	183,313
Shares repurchased
Class S	(20,398,791)	(22,597,870)	(32,337,540)	(21,368,193)
Class C	–	–	(496,670)	(401,215)
Class A	(1,206,856)	(2,987,018)	(3,138,040)	(3,837,341)

Net increase/(decrease) from fund share transactions	16,494,039	(5,380,334)	(8,112,126)	1,265,762

Total net increase in net assets	22,500,548	3,071,341	5,157,142	7,356,061

Net Assets
Beginning of year	51,583,842	48,512,501	71,672,382	64,316,321

End of year	$74,084,390	$51,583,842	$76,829,524	$71,672,382

Accumulated undistributed net investment income/(loss)	$(165,161)	$–	$–	$400,690

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	45

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Information Technology Fund		ICON Natural Resources Fund

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016 (a)

Transactions in Fund Shares
Shares sold
Class S	1,640,887	1,105,056	1,669,498	1,391,294
Class C	–	–	39,885	72,656
Class A	48,922	119,658	251,811	384,690
Issued to shareholders in reinvestment of distributions
Class S	574,606	–	27,073	422,219
Class C	–	–	391	4,038
Class A	27,453	–	1,425	16,604
Shares repurchased
Class S	(1,219,807)	(1,410,912)	(2,294,834)	(1,776,770)
Class C	–	–	(36,440)	(33,139)
Class A	(73,420)	(186,123)	(231,822)	(313,793)

Net increase/(decrease)	998,641	(372,321)	(573,013)	167,799

Shares outstanding, beginning of year	2,876,116	3,248,437	5,595,406	5,427,607

Shares outstanding, end of year	3,874,757	2,876,116	5,022,393	5,595,406

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.

The accompanying notes are an integral part of the financial statements.
46	www.iconfunds.com

ICON Sector Funds	Statements of Changes in Net Assets

	ICON Utilities Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations
Net investment income/(loss)	$1,419,409	$1,459,825
Net realized gain/(loss)	2,393,910	4,283,561
Change in net unrealized appreciation/(depreciation)	556,216	1,873,338

Net increase/(decrease) in net assets resulting from operations	4,369,535	7,616,724

Dividends and Distributions to Shareholders
Net investment income
Class S	(1,153,157)	(1,106,247)
Class A	(256,453)	(318,477)
Net realized gains
Class S	(3,388,000)	–
Class A	(880,434)	–

Net decrease from dividends and distributions	(5,678,044)	(1,424,724)

Fund Share Transactions
Shares sold
Class S	17,370,144	50,937,665
Class A	2,115,878	12,140,072
Reinvested dividends and distributions
Class S	4,286,520	1,060,746
Class A	729,618	221,423
Shares repurchased
Class S	(28,830,643)	(31,789,944)
Class A	(9,984,766)	(3,816,717)

Net increase/(decrease) from fund share transactions	(14,313,249)	28,753,245

Total net increase/(decrease) in net assets	(15,621,758)	34,945,245

Net Assets
Beginning of year	59,731,533	24,786,288

End of year	$44,109,775	$59,731,533

Accumulated undistributed net investment income/(loss)	$225,952	$22,990

Transactions in Fund Shares
Shares sold
Class S	1,896,662	5,504,446
Class A	234,414	1,380,355
Issued to shareholders in reinvestment of distributions
Class S	482,202	114,167
Class A	83,540	23,829
Shares repurchased
Class S	(3,147,439)	(3,372,689)
Class A	(1,107,673)	(424,156)

Net increase/(decrease)	(1,558,294)	3,225,952

Shares outstanding, beginning of year	6,321,006	3,095,054

Shares outstanding, end of year	4,762,712	6,321,006

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	47

ICON Consumer Discretionary Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$13.55	$14.27	$15.55	$14.50	$11.82
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	(0.06)	(0.03)	(0.07)	(0.07)	(0.03)
Net realized and unrealized gains/(losses) on investments	1.25	0.65	1.03	1.12	2.73
Total from investment operations	1.19	0.62	0.96	1.05	2.70

Less dividends and distributions:
Dividends from net investment income	–	–	–	–	(0.02)
Distributions from net realized gains	(0.77)	(1.34)	(2.24)	–	–
Total dividends and distributions	(0.77)	(1.34)	(2.24)	–	(0.02)

Net asset value, end of period	$13.97	$13.55	$14.27	$15.55	$14.50

Total Return	8.93%	4.49%	5.80%	7.24%	22.91%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$24,566	$37,263	$44,913	$55,476	$39,883

Ratio of expenses to average net assets
Before expense limitation	1.46%	1.42%	1.43%	1.46%	1.38%
After expense limitation(c)	1.46%	1.42%	1.43%	1.46%	1.38%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.43)%	(0.22)%	(0.44)%	(0.47)%	(0.21)%
After expense limitation(c)	(0.43)%	(0.22)%	(0.44)%	(0.47)%	(0.21)%
Portfolio turnover rate	152%	158%	201%	202%	87%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
48	www.iconfunds.com

ICON Consumer Discretionary Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$13.06	$13.88	$15.24	$14.25	$11.65
Income/(loss) from investment operations:
Net investment income/(loss)(b)(c)	(0.13)	(0.10)	(0.14)	(0.12)	(0.09)
Net realized and unrealized gains/(losses) on investments	1.20	0.62	1.02	1.11	2.69
Total from investment operations	1.07	0.52	0.88	0.99	2.60

Less dividends and distributions:
Distributions from net realized gains	(0.77)	(1.34)	(2.24)	–	–
Total dividends and distributions	(0.77)	(1.34)	(2.24)	–	–

Net asset value, end of period	$13.36	$13.06	$13.88	$15.24	$14.25

Total Return(d)	8.32%	3.86%	5.34%	6.95%	22.42%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,474	$2,368	$2,999	$2,492	$4,699

Ratio of expenses to average net assets
Before expense limitation	2.22%	2.13%	1.91%	1.76%	1.78%
After expense limitation(e)	1.99%	1.99%	1.91%	1.76%	1.78%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.20)%	(0.92)%	(0.97)%	(0.80)%	(0.66)%
After expense limitation(e)	(0.97)%	(0.78)%	(0.97)%	(0.80)%	(0.66)%
Portfolio turnover rate	152%	158%	201%	202%	87%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	49

ICON Consumer Staples Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$7.98	$9.20	$11.55	$11.18	$10.20
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.02	0.02	0.04	0.11	0.21
Net realized and unrealized gains/(losses) on investments	0.41	0.96	0.98	1.31	0.98
Total from investment operations	0.43	0.98	1.02	1.42	1.19

Less dividends and distributions:
Dividends from net investment income	(0.02)	(0.00) (c)	(0.22)	(0.03)	(0.21)
Distributions from net realized gains	(0.96)	(2.20)	(3.15)	(1.02)	–
Total dividends and distributions	(0.98)	(2.20)	(3.37)	(1.05)	(0.21)

Net asset value, end of period	$7.43	$7.98	$9.20	$11.55	$11.18

Total Return	6.15%	12.09%	8.66%	13.32%	11.75%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$24,069	$31,799	$8,651	$25,731	$33,813

Ratio of expenses to average net assets
Before expense limitation	1.70%	1.74%	1.87%	1.45%	1.51%
After expense limitation(d)	1.50%	1.51%	1.51%	1.45%	1.51%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.04%	0.00% (e)	(0.01)%	0.94%	1.92%
After expense limitation(d)	0.24%	0.23%	0.35%	0.94%	1.92%
Portfolio turnover rate	118%	125%	16%	52%	91%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Amount less than $(0.005).
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(e)	Less than 0.005% of average net assets.

The accompanying notes are an integral part of the financial statements.
50	www.iconfunds.com

ICON Consumer Staples Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$7.96	$9.19	$11.58	$11.23	$10.24
Income/(loss) from investment operations:
Net investment income/(loss)(b)(c)	(0.01)	(0.00) (d)	0.02	0.07	0.14
Net realized and unrealized gains/(losses) on investments	0.42	0.97	0.97	1.32	1.03
Total from investment operations	0.41	0.97	0.99	1.39	1.17

Less dividends and distributions:
Dividends from net investment income	(0.01)	(0.00) (d)	(0.23)	(0.02)	(0.18)
Distributions from net realized gains	(0.96)	(2.20)	(3.15)	(1.02)	–
Total dividends and distributions	(0.97)	(2.20)	(3.38)	(1.04)	(0.18)

Net asset value, end of period	$7.40	$7.96	$9.19	$11.58	$11.23

Total Return(e)	5.91%	11.93%	8.32%	12.99%	11.52%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,473	$8,409	$3,602	$2,740	$2,744

Ratio of expenses to average net assets
Before expense limitation	1.97%	1.97%	2.12%	2.04%	1.84%
After expense limitation(f)	1.75%	1.76%	1.76%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.30)%	(0.23)%	(0.15)%	0.35%	1.20%
After expense limitation(f)	(0.08)%	(0.02)%	0.21%	0.64%	1.29%
Portfolio turnover rate	118%	125%	16%	52%	91%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Amount less than $(0.005).
(e)	The total return calculation excludes any sales charges.
(f)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	51

ICON Energy Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$12.66	$11.17	$22.30	$22.59	$19.18
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.06	0.24	0.11	0.11	0.18
Net realized and unrealized gains/(losses) on investments	(0.11)	1.36	(7.42)	0.33	3.51
Total from investment operations	(0.05)	1.60	(7.31)	0.44	3.69

Less dividends and distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.09)	(0.06)	(0.28)
Distributions from net realized gains	–	–	(3.73)	(0.67)	–
Total dividends and distributions	(0.08)	(0.11)	(3.82)	(0.73)	(0.28)

Net asset value, end of period	$12.53	$12.66	$11.17	$22.30	$22.59

Total Return	(0.44)%	14.55%	(36.37)%	1.92%	19.55%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$222,707	$327,497	$320,486	$615,541	$659,581

Ratio of expenses to average net assets
Before expense limitation	1.41%	1.44%	1.42%	1.28%	1.29%
After expense limitation(c)	1.41%	1.44%	1.42%	1.28%	1.29%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.46%	2.04%	0.74%	0.46%	0.85%
After expense limitation(c)	0.46%	2.04%	0.74%	0.46%	0.85%
Portfolio turnover rate	74%	99%	154%	97%	88%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
52	www.iconfunds.com

ICON Energy Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class C	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$12.14	$10.77	$21.74	$22.21	$18.87
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	(0.07)	0.11	(0.04)	(0.15)	(0.05)
Net realized and unrealized gains/(losses) on investments	(0.11)	1.31	(7.20)	0.35	3.48
Total from investment operations	(0.18)	1.42	(7.24)	0.20	3.43

Less dividends and distributions:
Dividends from net investment income	(0.04)	(0.05)	–	–	(0.09)
Distributions from net realized gains	–	–	(3.73)	(0.67)	–
Total dividends and distributions	(0.04)	(0.05)	(3.73)	(0.67)	(0.09)

Net asset value, end of period	$11.92	$12.14	$10.77	$21.74	$22.21

Total Return(c)	(1.46)%	13.31%	(36.99)%	0.83%	18.30%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$7,333	$10,124	$9,972	$17,170	$14,691

Ratio of expenses to average net assets
Before expense limitation	2.47%	2.49%	2.43%	2.38%	2.35%
After expense limitation(d)	2.47%	2.49%	2.43%	2.38%	2.35%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.61)%	0.99%	(0.26)%	(0.65)%	(0.25)%
After expense limitation(d)	(0.61)%	0.99%	(0.26)%	(0.65)%	(0.25)%
Portfolio turnover rate	74%	99%	154%	97%	88%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	53

ICON Energy Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$12.60	$11.11	$22.20	$22.50	$19.12
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.02	0.21	0.07	0.04	0.11
Net realized and unrealized gains/(losses) on investments	(0.11)	1.35	(7.39)	0.35	3.51
Total from investment operations	(0.09)	1.56	(7.32)	0.39	3.62

Less dividends and distributions:
Dividends from net investment income	(0.07)	(0.07)	(0.04)	(0.02)	(0.24)
Distributions from net realized gains	–	–	(3.73)	(0.67)	–
Total dividends and distributions	(0.07)	(0.07)	(3.77)	(0.69)	(0.24)

Net asset value, end of period	$12.44	$12.60	$11.11	$22.20	$22.50

Total Return(c)	(0.76)%	14.19%	(36.55)%	1.67%	19.21%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$9,312	$14,648	$14,588	$26,695	$26,170

Ratio of expenses to average net assets
Before expense limitation	1.72%	1.73%	1.66%	1.55%	1.61%
After expense limitation(d)	1.72%	1.73%	1.66%	1.55%	1.61%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.15%	1.77%	0.50%	0.19%	0.51%
After expense limitation(d)	0.15%	1.77%	0.50%	0.19%	0.51%
Portfolio turnover rate	74%	99%	154%	97%	88%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	The total return calculation excludes any sales charges.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
54	www.iconfunds.com

ICON Financial Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$7.67	$7.74	$7.83	$7.47	$6.04
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.03	0.08	0.04	0.00 (c)	0.04
Net realized and unrealized gains/(losses) on investments	2.34	(0.15)	(0.08)	0.54	1.44
Total from investment operations	2.37	(0.07)	(0.04)	0.54	1.48

Less dividends and distributions:
Dividends from net investment income	(0.09)	–	(0.05)	(0.18)	(0.05)
Total dividends and distributions	(0.09)	–	(0.05)	(0.18)	(0.05)

Net asset value, end of period	$9.95	$7.67	$7.74	$7.83	$7.47

Total Return	30.96%	(0.90)%	(0.55)%	7.27%	24.68%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$39,072	$43,354	$49,106	$32,286	$11,853

Ratio of expenses to average net assets
Before expense limitation	1.40%	1.40%	1.49%	1.64%	1.47%
After expense limitation(d)	1.40%	1.40%	1.49%	1.50%	1.47%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.28%	1.00%	0.52%	(0.20)%	0.65%
After expense limitation(d)	0.28%	1.00%	0.52%	(0.06)%	0.65%
Portfolio turnover rate	68%	49%	51%	79%	95%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Amount less than $0.005.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	55

ICON Financial Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$7.71	$7.82	$7.89	$7.37	$5.99
Income/(loss) from investment operations:
Net investment income/(loss)(b)(c)	(0.01)	0.05	0.02	(0.02)	0.06
Net realized and unrealized gains/(losses) on investments	2.37	(0.16)	(0.07)	0.54	1.38
Total from investment operations	2.36	(0.11)	(0.05)	0.52	1.44

Less dividends and distributions:
Dividends from net investment income	(0.08)	–	(0.02)	–	(0.06)
Total dividends and distributions	(0.08)	–	(0.02)	–	(0.06)

Net asset value, end of period	$9.99	$7.71	$7.82	$7.89	$7.37

Total Return(d)	30.68%	(1.41)%	(0.69)%	7.20%	24.20%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,119	$2,542	$1,974	$541	$936

Ratio of expenses to average net assets
Before expense limitation	2.05%	2.12%	2.19%	2.35%	1.88%
After expense limitation(e)	1.75%	1.75%	1.75%	1.75%	1.76%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.37)%	0.26%	(0.15)%	(0.86)%	0.82%
After expense limitation(e)	(0.07)%	0.63%	0.29%	(0.26)%	0.94%
Portfolio turnover rate	68%	49%	51%	79%	95%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
56	www.iconfunds.com

ICON Healthcare Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$15.40	$17.83	$22.42	$22.17	$17.56
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	(0.05)	(0.04)	(0.09)	(0.11)	0.03
Net realized and unrealized gains/(losses) on investments	1.86	1.54	1.02	6.18	4.75
Total from investment operations	1.81	1.50	0.93	6.07	4.78

Less dividends and distributions:
Dividends from net investment income	–	–	–	(0.03)	(0.17)
Distributions from net realized gains	(0.24)	(3.93)	(5.52)	(5.79)	–
Total dividends and distributions	(0.24)	(3.93)	(5.52)	(5.82)	(0.17)

Net asset value, end of period	$16.97	$15.40	$17.83	$22.42	$22.17

Total Return	11.94%	9.44%	2.55%	32.27%	27.48%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$83,234	$76,218	$95,109	$148,261	$92,171

Ratio of expenses to average net assets
Before expense limitation	1.41%	1.44%	1.36%	1.36%	1.39%
After expense limitation(c)	1.41%	1.44%	1.36%	1.36%	1.39%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.33)%	(0.26)%	(0.45)%	(0.53)%	0.13%
After expense limitation(c)	(0.33)%	(0.26)%	(0.45)%	(0.53)%	0.13%
Portfolio turnover rate	174%	107%	141%	188%	112%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	57

ICON Healthcare Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$14.84	$17.37	$22.01	$21.92	$17.42
Income/(loss) from investment operations:
Net investment income/(loss)(b)(c)	(0.10)	(0.09)	(0.14)	(0.14)	(0.03)
Net realized and unrealized gains/(losses) on investments	1.79	1.49	1.02	6.03	4.69
Total from investment operations	1.69	1.40	0.88	5.89	4.66

Less dividends and distributions:
Dividends from net investment income	–	–	–	(0.01)	(0.16)
Distributions from net realized gains	(0.24)	(3.93)	(5.52)	(5.79)	–
Total dividends and distributions	(0.24)	(3.93)	(5.52)	(5.80)	(0.16)

Net asset value, end of period	$16.29	$14.84	$17.37	$22.01	$21.92

Total Return(d)	11.58%	9.03%	2.33%	31.72%	26.95%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,989	$4,921	$15,317	$10,878	$3,748

Ratio of expenses to average net assets
Before expense limitation	1.86%	1.79%	1.62%	1.62%	1.69%
After expense limitation(e)	1.75%	1.75%	1.62%	1.62%	1.69%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.78)%	(0.63)%	(0.69)%	(0.66)%	(0.15)%
After expense limitation(e)	(0.67)%	(0.59)%	(0.69)%	(0.66)%	(0.15)%
Portfolio turnover rate	174%	107%	141%	188%	112%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
58	www.iconfunds.com

ICON Industrials Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$12.26	$10.94	$11.67	$10.56	$8.26
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	(0.04)	(0.02)	0.01	0.01	0.06
Net realized and unrealized gains/(losses) on investments	2.75	1.34	(0.73)	1.16	2.35
Total from investment operations	2.71	1.32	(0.72)	1.17	2.41

Less dividends and distributions:
Dividends from net investment income	–	–	(0.01)	(0.06)	(0.11)
Total dividends and distributions	–	–	(0.01)	(0.06)	(0.11)

Net asset value, end of period	$14.97	$12.26	$10.94	$11.67	$10.56

Total Return	22.10%	12.07%	(6.15)%	11.14%	29.52%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$15,482	$23,957	$14,251	$35,883	$34,409

Ratio of expenses to average net assets
Before expense limitation	1.69%	1.73%	1.53%	1.41%	1.46%
After expense limitation(c)	1.51%	1.50%	1.50%	1.41%	1.46%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.50)%	(0.37)%	0.07%	0.07%	0.60%
After expense limitation(c)	(0.32)%	(0.14)%	0.10%	0.07%	0.60%
Portfolio turnover rate	75%	87%	23%	30%	46%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	59

ICON Industrials Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$12.14	$10.86	$11.58	$10.45	$8.10
Income/(loss) from investment operations:
Net investment income/(loss)(b)(c)	(0.07)	(0.04)	(0.02)	(0.03)	0.00 (d)
Net realized and unrealized gains/(losses) on investments	2.72	1.32	(0.70)	1.16	2.36
Total from investment operations	2.65	1.28	(0.72)	1.13	2.36

Less dividends and distributions:
Dividends from net investment income	–	–	–	–	(0.01)
Total dividends and distributions	–	–	–	–	(0.01)

Net asset value, end of period	$14.79	$12.14	$10.86	$11.58	$10.45

Total Return(e)	21.83%	11.79%	(6.22)%	10.81%	29.20%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,406	$998	$596	$298	$4,322

Ratio of expenses to average net assets
Before expense limitation	2.05%	2.96%	2.67%	2.02%	2.09%
After expense limitation(f)	1.76%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.79)%	(1.59)%	(1.11)%	(0.56)%	(0.32)%
After expense limitation(f)	(0.50)%	(0.38)%	(0.19)%	(0.29)%	0.02%
Portfolio turnover rate	75%	87%	23%	30%	46%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Amount less than $0.005.
(e)	The total return calculation excludes any sales charges.
(f)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
60	www.iconfunds.com

ICON Information Technology Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$17.96	$14.95	$13.55	$11.44	$10.72
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	(0.10)	(0.07)	(0.09)	(0.07)	(0.02)
Net realized and unrealized gains/(losses) on investments	4.53	3.08	1.49	2.18	0.74
Total from investment operations	4.43	3.01	1.40	2.11	0.72

Less dividends and distributions:
Distributions from net realized gains	(3.25)	–	–	–	–
Total dividends and distributions	(3.25)	–	–	–	–

Net asset value, end of period	$19.14	$17.96	$14.95	$13.55	$11.44

Total Return	29.46%	20.13%	10.33%	18.44%	6.72%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$71,249	$48,953	$45,343	$50,363	$73,851

Ratio of expenses to average net assets
Before expense limitation	1.42%	1.49%	1.44%	1.40%	1.38%
After expense limitation(c)	1.42%	1.49%	1.44%	1.40%	1.38%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.58)%	(0.46)%	(0.62)%	(0.56)%	(0.22)%
After expense limitation(c)	(0.58)%	(0.46)%	(0.62)%	(0.56)%	(0.22)%
Portfolio turnover rate	116%	94%	43%	48%	52%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	61

ICON Information Technology Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$17.55	$14.65	$13.32	$11.30	$10.65
Income/(loss) from investment operations:
Net investment income/(loss)(b)(c)	(0.15)	(0.11)	(0.14)	(0.11)	(0.05)
Net realized and unrealized gains/(losses) on investments	4.40	3.01	1.47	2.13	0.70
Total from investment operations	4.25	2.90	1.33	2.02	0.65

Less dividends and distributions:
Distributions from net realized gains	(3.25)	–	–	–	–
Total dividends and distributions	(3.25)	–	–	–	–

Net asset value, end of period	$18.55	$17.55	$14.65	$13.32	$11.30

Total Return(d)	29.08%	19.80%	9.99%	17.88%	6.10%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,836	$2,631	$3,170	$455	$2,330

Ratio of expenses to average net assets
Before expense limitation	2.01%	2.17%	1.90%	1.94%	2.23%
After expense limitation(e)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.16)%	(1.12)%	(1.07)%	(1.10)%	(0.94)%
After expense limitation(e)	(0.90)%	(0.70)%	(0.92)%	(0.91)%	(0.45)%
Portfolio turnover rate	116%	94%	43%	48%	52%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
62	www.iconfunds.com

ICON Natural Resources Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016 (a)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$12.82	$11.86	$15.09	$13.43	$11.12
Income/(loss) from investment operations:
Net investment income/(loss)(b)(c)	0.01	0.10	0.04	0.04	0.09
Net realized and unrealized gains/(losses) on investments	2.56	1.80	(3.23)	1.68	2.40
Total from investment operations	2.57	1.90	(3.19)	1.72	2.49

Less dividends and distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.04)	(0.06)	(0.18)
Distributions from net realized gains	–	(0.88)	–	–	–
Total dividends and distributions	(0.07)	(0.94)	(0.04)	(0.06)	(0.18)

Net asset value, end of period	$15.32	$12.82	$11.86	$15.09	$13.43

Total Return	20.13%	17.24%	(21.22)%	12.85%	22.73%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$69,444	$65,787	$60,404	$93,610	$65,782

Ratio of expenses to average net assets
Before expense limitation	1.52%	1.59%	1.42%	1.36%	1.45%
After expense limitation(d)	1.50%	1.50%	1.42%	1.36%	1.45%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	0.06%	0.70%	0.27%	0.26%	0.72%
After expense limitation(d)	0.08%	0.79%	0.27%	0.26%	0.72%
Portfolio turnover rate	68%	81%	48%	33%	56%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	63

ICON Natural Resources Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class C	Year Ended September 30, 2017	Year Ended September 30, 2016 (a)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$12.36	$11.51	$14.77	$13.24	$10.94
Income/(loss) from investment operations:
Net investment income/(loss)(b)(c)	(0.13)	(0.03)	(0.11)	(0.12)	(0.04)
Net realized and unrealized gains/(losses) on investments	2.47	1.76	(3.15)	1.65	2.38
Total from investment operations	2.34	1.73	(3.26)	1.53	2.34

Less dividends and distributions:
Dividends from net investment income	(0.05)	–	–	–	(0.04)
Distributions from net realized gains	–	(0.88)	–	–	–
Total dividends and distributions	(0.05)	(0.88)	–	–	(0.04)

Net asset value, end of period	$14.65	$12.36	$11.51	$14.77	$13.24

Total Return(d)	18.97%	16.11%	(22.07)%	11.56%	21.43%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,756	$1,435	$834	$675	$218

Ratio of expenses to average net assets
Before expense limitation	2.85%	3.01%	2.94%	4.17%	4.12%
After expense limitation(e)	2.50%	2.51%	2.50%	2.50%	2.50%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(1.27)%	(0.73)%	(1.22)%	(2.51)%	(1.95)%
After expense limitation(e)	(0.92)%	(0.23)%	(0.78)%	(0.84)%	(0.33)%
Portfolio turnover rate	68%	81%	48%	33%	56%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
64	www.iconfunds.com

ICON Natural Resources Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A	Year Ended September 30, 2017	Year Ended September 30, 2016 (a)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$12.73	$11.75	$14.96	$13.36	$11.07
Income/(loss) from investment operations:
Net investment income/(loss)(b)(c)	(0.03)	0.06	(0.01)	(0.01)	0.05
Net realized and unrealized gains/(losses) on investments	2.54	1.81	(3.20)	1.67	2.38
Total from investment operations	2.51	1.87	(3.21)	1.66	2.43

Less dividends and distributions:
Dividends from net investment income	(0.07)	(0.01)	–	(0.06)	(0.14)
Distributions from net realized gains	–	(0.88)	–	–	–
Total dividends and distributions	(0.07)	(0.89)	–	(0.06)	(0.14)

Net asset value, end of period	$15.17	$12.73	$11.75	$14.96	$13.36

Total Return(d)	19.81%	17.05%	(21.46)%	12.47%	22.24%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$5,629	$4,451	$3,078	$8,229	$1,883

Ratio of expenses to average net assets
Before expense limitation	1.91%	2.02%	1.76%	1.72%	2.02%
After expense limitation(e)	1.75%	1.75%	1.75%	1.72%	1.75%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	(0.35)%	0.24%	(0.06)%	(0.07)%	0.17%
After expense limitation(e)	(0.19)%	0.51%	(0.05)%	(0.07)%	0.44%
Portfolio turnover rate	68%	81%	48%	33%	56%

(a)	Prior to January 22, 2016, the ICON Natural Resources Fund was known as the ICON Materials Fund.
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	65

ICON Utilities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class S	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$9.49	$8.03	$7.90	$7.22	$6.81
Income/(loss) from investment operations:
Net investment income/(loss)(a)(b)	0.27	0.30	0.28	0.22	0.20
Net realized and unrealized gains/(losses) on investments	0.59	1.43	0.11	0.69	0.43
Total from investment operations	0.86	1.73	0.39	0.91	0.63

Less dividends and distributions:
Dividends from net investment income	(0.27)	(0.27)	(0.26)	(0.23)	(0.22)
Distributions from net realized gains	(0.79)	–	–	–	–
Total dividends and distributions	(1.06)	(0.27)	(0.26)	(0.23)	(0.22)

Net asset value, end of period	$9.29	$9.49	$8.03	$7.90	$7.22

Total Return	9.88%	21.74%	4.93%	12.69%	9.25%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$35,816	$43,864	$19,107	$17,920	$29,117

Ratio of expenses to average net assets
Before expense limitation	1.54%	1.59%	1.70%	1.52%	1.62%
After expense limitation(c)	1.44% (d)	1.50%	1.50%	1.50%	1.51%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.83%	3.15%	3.12%	2.84%	2.71%
After expense limitation(c)	2.93%	3.24%	3.32%	2.86%	2.81%
Portfolio turnover rate	160%	168%	243%	107%	121%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(d)	Effective July 1, 2017, the annual expense limitation rate changed from 1.50% to 1.22%.

The accompanying notes are an integral part of the financial statements.
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ICON Utilities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A(a)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of period	$9.35	$7.92	$7.81	$7.14	$6.73
Income/(loss) from investment operations:
Net investment income/(loss)(b)(c)	0.24	0.28	0.26	0.21	0.18
Net realized and unrealized gains/(losses) on investments	0.59	1.40	0.11	0.68	0.42
Total from investment operations	0.83	1.68	0.37	0.89	0.60

Less dividends and distributions:
Dividends from net investment income	(0.25)	(0.25)	(0.26)	(0.22)	(0.19)
Distributions from net realized gains	(0.79)	–	–	–	–
Total dividends and distributions	(1.04)	(0.25)	(0.26)	(0.22)	(0.19)

Net asset value, end of period	$9.14	$9.35	$7.92	$7.81	$7.14

Total Return(d)	9.63%	21.29%	4.63%	12.44%	8.96%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$8,293	$15,868	$5,679	$2,517	$2,402

Ratio of expenses to average net assets
Before expense limitation	1.84%	1.79%	1.89%	1.81%	1.74%
After expense limitation(e)	1.69% (f)	1.75%	1.75%	1.75%	1.74%
Ratio of net investment income/(loss) to average net assets
Before expense limitation	2.48%	3.10%	3.04%	2.69%	2.55%
After expense limitation(e)	2.63%	3.14%	3.18%	2.75%	2.55%
Portfolio turnover rate	160%	168%	243%	107%	121%

(a)

Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	The total return calculation excludes any sales charges.
(e)

The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense, when applicable.

(f)	Effective July 1, 2017, the annual expense limitation rate changed from 1.75% to 1.47%.

The accompanying notes are an integral part of the financial statements.
Annual Report | September 30, 2017	67

ICON Sector Funds	Notes to Financial Statements
September 30, 2017

1. ORGANIZATION

The ICON Consumer Discretionary Fund (“Consumer Discretionary Fund”), ICON Consumer Staples Fund (“Consumer Staples Fund”), ICON Energy Fund (“Energy Fund”), ICON Financial Fund (“Financial Fund”), ICON Healthcare Fund (“Healthcare Fund”), ICON Industrials Fund (“Industrials Fund”), ICON Information Technology Fund (“Information Technology Fund”), ICON Natural Resources Fund (formerly ICON Materials Fund) (“Natural Resources Fund”) and ICON Utilities Fund (“Utilities Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end non-diversified investment management company. Each Fund offers two classes of shares: Class S and Class A. The Energy Fund and the Natural Resources Fund also offer a Class C share. All classes have equal rights as to earnings, assets, and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently eight other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds invest primarily in securities of companies whose principal business activities fall within specific sectors and industries. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity and small market share.

The Consumer Staples Fund has a significant weighting in the Packaged Foods & Meats industry, the Energy Fund has a significant weighting in the Oil & Gas Exploration & Production industry, the Financial Fund has a significant weighting in the Diversified Banks industry, the Healthcare Fund has a significant weighting in the Biotechnology industry, the Industrials Fund has a significant weighting in the Building Products industry, the Natural Resources Fund has a significant weighting in the Oil & Gas Exploration & Production industry and the Utilities Fund has a significant weighting in the Electric Utilities industry and the Multi-Utilities industry which may cause the Funds’ performance to be susceptible to the economic, business and/or other developments that may affect those industries.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. If the NYSE closes unexpectedly and there is active trading on other exchanges, the securities will be valued at the Valuation Time based off of those exchanges. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the NYSE is open for trading.

The Funds use pricing services to obtain the fair value of securities in their portfolios. If a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not, in the Funds’ judgment, reflect the fair value of the security, prices may be obtained

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ICON Sector Funds	Notes to Financial Statements
September 30, 2017

through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (the “Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates fair value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds, including money market funds, that are not traded on an exchange are valued at the end of day net asset value (“NAV”) per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.
Level 2 —	significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).
Level 3 —	significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2017:

ICON Consumer Discretionary Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$24,283,714	$–	$–	$24,283,714
Collateral for Securities on Loan	–	592,080	–	592,080

Total	$24,283,714	$592,080	$–	$24,875,794

ICON Consumer Staples Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$27,077,476	$–	$–	$27,077,476
Collateral for Securities on Loan	–	2,009,724	–	2,009,724

Total	$27,077,476	$2,009,724	$–	$29,087,200

Annual Report | September 30, 2017	69

ICON Sector Funds	Notes to Financial Statements
September 30, 2017

ICON Energy Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$234,214,671	$–	$–	$234,214,671
Collateral for Securities on Loan	–	18,303,527	–	18,303,527

Total	$234,214,671	$18,303,527	$–	$252,518,198

ICON Financial Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$40,627,120	$–	$–	$40,627,120
Collateral for Securities on Loan	–	511,875	–	511,875

Total	$40,627,120	$511,875	$–	$41,138,995

ICON Healthcare Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$83,933,304	$–	$–	$83,933,304

Total	$83,933,304	$–	$–	$83,933,304

ICON Industrials Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$17,151,337	$–	$–	$17,151,337

Total	$17,151,337	$–	$–	$17,151,337

ICON Information Technology Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$72,565,287	$–	$–	$72,565,287

Total	$72,565,287	$–	$–	$72,565,287

ICON Natural Resources Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Building Products	$1,950,085	$675,738	$–	$2,625,823
Construction Materials	2,528,000	1,621,400	–	4,149,400
Diversified Chemicals	5,527,316	2,450,336	–	7,977,652
Gold	5,242,690	2,221,362	–	7,464,052
Integrated Oil & Gas	1,817,400	896,840	–	2,714,240
Other	46,786,950	–	–	46,786,950

Total	$63,852,441	$7,865,676	$–	$71,718,117

ICON Utilities Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$43,609,598	$–	$–	$43,609,598
Collateral for Securities on Loan	–	1,878,800	–	1,878,800

Total	$43,609,598	$1,878,800	$–	$45,488,398

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ICON Sector Funds	Notes to Financial Statements
September 30, 2017

*	Please refer to the Schedule of Investments and the Sector/Industry Classification tables for additional security details.

There were no Level 3 securities held in any of the Funds at September 30, 2017.

For the year ended September 30, 2017, there was no transfer activity between Level 1, Level 2 or Level 3.

The end of period timing recognition is used for the transfers between levels of each Fund’s assets and liabilities.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at NAV. NAV per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading. The NAV is computed by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2017 was limited to purchased options.

The Funds may purchase and/or write (sell) call and put options on any security in which it may invest. The Funds utilize options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.

Option contracts involve market risk and liquidity risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the fair value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limiting gains.

Annual Report | September 30, 2017	71

ICON Sector Funds	Notes to Financial Statements
September 30, 2017

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase or sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the fair value of the index. Written and purchased options are non-income producing securities.

As of September 30, 2017, no Funds engaged in purchased option transactions.

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

ICON Energy Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts (Purchased Options)	Net realized gain/(loss) on Investments and foreign currency translations/ Change in unrealized net appreciation/(depreciation) on Investments and foreign currency	$(1,003,925)	$–

Total		$(1,003,925)	$–

ICON Financial Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts (Purchased Options)	Net realized gain/(loss) on Investments and foreign currency translations/ Change in unrealized net appreciation/(depreciation) on Investments and foreign currency	$(197,893)	$–

Total		$(197,893)	$–

ICON Utilities Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Equity Contracts (Purchased Options)	Net realized gain/(loss) on Investments and foreign currency translations/ Change in unrealized net appreciation/(depreciation) on Investments and foreign currency	$175,954	$(80,609)

Total		$175,954	$(80,609)

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ICON Sector Funds	Notes to Financial Statements
September 30, 2017

The average purchased option contracts during the year ended September 30, 2017, was as follows:

ICON Energy Fund
Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	6,242	144

ICON Financial Fund
Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	2,797	92

ICON Utilities Fund
Derivative Type	Unit of Measurement	Average Contracts+	Days Held
Purchased Options	Contracts	609	79

+	The average is calculated based on the actual number of days with outstanding derivatives.

The Funds value derivatives at fair value, as described above, and recognize changes in fair value currently in the results of operations. Accordingly the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. Cash collateral is received in exchange for securities on loan in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The fair value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

Effective October 14, 2016, the Funds have elected to invest the cash collateral received from lending in the State Street Navigator Securities Lending Government Money Market Portfolio which is disclosed on the Schedules of Investments. Prior to October 14, 2016, the Funds used the State Street Navigator Prime Portfolio. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2017, is included in the Statements of Operations.

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Funds as of September 30, 2017:

	Remaining contractual maturity of the lending agreement
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Fair Value	Collateral Received	Excess amount due to counterparty
Securities Lending Transactions
ICON Consumer Discretionary Fund
Equity Securities	$573,784	$–	$–	$–	$573,784	$573,784	$18,296
ICON Consumer Staples Fund
Equity Securities	1,965,934	–	–	–	1,965,934	1,965,934	43,790
ICON Energy Fund
Equity Securities	17,817,440	–	–	–	17,817,440	17,817,440	486,087
ICON Financial Fund
Equity Securities	498,225	–	–	–	498,225	498,225	13,650
ICON Utilities Fund
Equity Securities	1,848,772	–	–	–	1,848,772	1,848,772	30,028

Annual Report | September 30, 2017	73

ICON Sector Funds	Notes to Financial Statements
September 30, 2017

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains. As of and during the year ended September 30, 2017, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities based on the effective yield.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Withholding Tax

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in specific country or region.

Other

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

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ICON Sector Funds	Notes to Financial Statements
September 30, 2017

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class or number of shareholder accounts. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets or number of shareholder accounts. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are additional class level expenses for the year ended September 30, 2017 that are included on the Statements of Operations:

Fund	Printing Fees	Transfer Agent Fees*	Registration Fees
ICON Consumer Discretionary Fund
Class S	$8,859	$36,553	$18,464
Class A	456	4,070	7,435
ICON Consumer Staples Fund
Class S	8,564	79,269	21,542
Class A	1,055	9,479	11,776
ICON Energy Fund
Class S	55,466	480,072	37,439
Class C	1,763	11,935	9,476
Class A	2,406	18,414	10,437
ICON Financial Fund
Class S	9,744	39,769	19,382
Class A	613	4,009	7,748
ICON Healthcare Fund
Class S	16,114	105,929	23,894
Class A	884	6,610	8,286
ICON Industrials Fund
Class S	8,657	44,890	18,575
Class A	700	3,690	8,846
ICON Information Technology Fund
Class S	12,638	68,273	22,220
Class A	627	4,208	8,753
ICON Natural Resources Fund
Class S	22,391	134,365	24,548
Class C	431	2,046	7,781
Class A	1,782	11,541	8,993
ICON Utilities Fund
Class S	10,714	71,656	28,489
Class A	4,669	14,345	12,014

*	Transfer agent out of pocket fees are a Fund level expense.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% on the first $500 million of average daily net assets, 0.95% on the next $250 million, 0.925% on the next $750 million, 0.90% on the next $3.5 billion, and 0.875% on average daily net assets over $5 billion.

Annual Report | September 30, 2017	75

ICON Sector Funds	Notes to Financial Statements
September 30, 2017

ICON Advisers has contractually agreed to limit its Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A

ICON Consumer Discretionary Fund	1.74%	–	1.99%
ICON Consumer Staples Fund	1.50%	–	1.75%
ICON Energy Fund	1.50%	2.50%	1.75%
ICON Financial Fund	1.50%	–	1.75%
ICON Healthcare Fund	1.50%	–	1.75%
ICON Industrials Fund	1.50%	–	1.75%
ICON Information Technology Fund	1.50%	–	1.75%
ICON Natural Resources Fund	1.50%	2.50%	1.75%
ICON Utilities Fund*	1.22%	–	1.47%

*	From October 1, 2016 to June 30, 2017, the annual expense limitation rates for the Utilities Fund’s Class S and Class A were 1.50% and 1.75%, respectively.

The Funds’ expense limitations, excluding the Utilities Fund Class S and Class A, will continue in effect until at least January 31, 2018. The expense limitations for the Utilities Fund Class S and Class A will continue in effect until at least January 31, 2019. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time these payments are proposed.

As of September 30, 2017, the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	Expires 2018	Expires 2019	Expires 2020

ICON Consumer Discretionary Fund	$–	$3,370	$4,198
ICON Consumer Staples Fund	36,127	51,650	63,487
ICON Financial Fund	3,369	8,903	6,790
ICON Healthcare Fund	–	1,898	4,986
ICON Industrials Fund	5,501	44,625	44,703
ICON Information Technology Fund	1,387	8,637	6,814
ICON Natural Resources Fund	3,552	56,774	26,508
ICON Utilities Fund	30,003	31,946	57,017

Accounting, Custody and Transfer Agent Fees

ALPS Fund Services (“ALPS”) serves as the fund accounting agent for the Trust. For its services, the Trust pays ALPS a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

ALPS is the Trust’s transfer agent. For these services, the Trust pays an annual fee plus annual base fee per Fund, per account fees and out-of-pocket expenses.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2017, each Fund’s payment for administrative services to ICON Advisers is included on the Statements of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

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ICON Sector Funds	Notes to Financial Statements
September 30, 2017

ICON Advisers has a sub-administration agreement, with ALPS, under which ALPS assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays ALPS a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

Distribution Fees

ICON Distributors, Inc. (“IDI” or “Distributor”), a wholly-owned subsidiary of ICON Management and Research and affiliate of ICON Advisers, Inc., serves the Trust as Distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate or reimburse the Distributor for the sale and distribution of shares and for other shareholder services. The shareholders of the Funds pay an annual distribution fee of 1.00% of average daily net assets for Class C shares and an annual distribution fee of 0.25% of average daily net assets for Class A shares. There is no annual distribution fee for Class S shares. The total amount paid by each Fund under the 12b-1 Plan is shown on the Statements of Operations.

Class A Shares are subject to an initial sales charge and the public offering price of Class A shares equals net asset value plus the applicable sales charge, which is a maximum of 5.75%. For the year ended September 30, 2017, IDI collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries, as follows:

Fund	Sales Charges Collected
ICON Consumer Discretionary Fund Class A	$ 391
ICON Consumer Staples Fund Class A	5,664
ICON Energy Fund Class A	3,685
ICON Financial Fund Class A	2,030
ICON Healthcare Fund Class A	3,450
ICON Industrials Fund Class A	4,257
ICON Information Technology Fund Class A	4,398
ICON Natural Resources Fund Class A	6,766
ICON Utilities Fund Class A	5,839

In addition, IDI receives a contingent deferred sales charge of 1.00% of the purchase price on redemptions of Class C shares made within one year following the date of purchase. A 1.00% contingent deferred sales charge may also apply to certain redemptions of Class A shares made within one year following the purchase of $1 million or more without an initial sales charge. For the year ended September 30, 2017, IDI collected the following contingent deferred sales charges:

Fund	Contingent Deferred Sales Charges Collected
ICON Energy Fund Class C	$ 652
ICON Natural Resources Fund Class C	115

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust pays a portion of the CCO’s salary and the remaining portion, along with other employee related expenses, is paid by ICON Advisers. For the year ended September 30, 2017, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statements of Operations.

The Funds may reimburse ICON Advisers for legal work performed for the Funds by its attorneys outside of the advisory and administration contracts. The Board reviews and approves such reimbursements. For the year ended September 30, 2017, the total related amounts accrued or paid by the Funds under this arrangement was $9,212 and is included in Other Expenses on the Statements of Operations.

The Funds did not engage in cross trades with each other, during the year ended September 30, 2017, pursuant to Rule 17a-7 under the 1940 Act. Generally, cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds and its affiliates pursuant to Rule 17a-7. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund.

Annual Report | September 30, 2017	77

ICON Sector Funds	Notes to Financial Statements
September 30, 2017

4. BORROWINGS

The Trust has entered into an uncommitted, unsecured, revolving Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. The maximum borrowing limit is $50 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The interest rate as of September 30, 2017 was 2.48%. The Line of Credit agreement/arrangement expires on March 19, 2018.

As of September 30, 2017, the Utilities Fund had an outstanding borrowing in the amount of $177,025.

For the year ended September 30, 2017, the average outstanding loan by Fund was as follows:

Fund	Maximum Borrowing (10/01/16 - 9/30/17)	Average Borrowing (10/01/16 - 9/30/17)^	Average Interest Rates (10/01/16 - 9/30/17)^
ICON Consumer Discreationay Fund*	$455,349	$325,587	2.24%
ICON Consumer Staples Fund*	4,675,799	1,963,828	2.08%
ICON Energy Fund*	15,318,795	4,365,834	2.33%
ICON Financial Fund*	2,898,338	394,785	1.94%
ICON Healthcare Fund*	346,532	132,009	2.23%
ICON Industrials Fund*	6,824,961	1,040,547	2.18%
ICON Information Technology Fund*	1,615,940	723,295	1.91%
ICON Natural Resources Fund*	179,119	179,119	2.02%
ICON Utilities Fund	5,108,504	405,080	2.15%

*	There were no outstanding borrowings under this agreement/arrangement as of September 30, 2017.
^	The average is calculated based on the actual number of days with outstanding borrowings.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ICON Consumer Discretionary Fund	$42,417,838	$59,420,421
ICON Consumer Staples Fund	33,189,275	44,454,041
ICON Energy Fund	219,872,043	325,639,984
ICON Financial Fund	29,515,388	47,834,313
ICON Healthcare Fund	137,907,027	142,684,099
ICON Industrials Fund	15,285,700	25,144,360
ICON Information Technology Fund	71,704,044	65,977,436
ICON Natural Resources Fund	45,223,244	53,342,541
ICON Utilities Fund	78,540,587	95,849,096

6. FEDERAL INCOME TAX

The following information is presented on an income tax basis. Differences between GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are due to differing treatments for items such as deferrals of wash sale losses, foreign currency transactions, equalization, excise tax paid, expiring capital losses, distribution adjustments, partnership adjustments, and net investment losses.

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ICON Sector Funds	Notes to Financial Statements
September 30, 2017

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a Fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital losses will expire unused.

For the year ended September 30, 2017, the following Funds had capital loss carryforwards:

Fund	Expiring in 2018
ICON Financial Fund	$43,715,782
ICON Industrials Fund	14,505,764

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2017, the following Funds utilized capital loss carryforwards:

Fund	Amount
ICON Industrials Fund	$3,708,253

For Energy Fund, the short-term and long-term capital losses with no expiration were $86,007,958 and $65,788,384, respectively. For Financial Fund, the short-term capital losses with no expiration were $493,677, capital losses of $42,575,056 expired on September 30, 2017.

The Energy Fund elects to defer to the period ending September 30, 2018, capital losses recognized during the period November 1, 2016 to September 30, 2017 in the amount of $18,358,462.

The Industrials Fund elects to defer to the period ending September 30, 2018, late year ordinary losses in the amount of $36,399.

For the year ended September 30, 2017, the following reclassifications, which had no impact on results of operations or net assets was recorded to reflect the tax character of the Funds net operating loss:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
ICON Consumer Discretionary Fund	$581	$155,209	$(155,790)
ICON Energy Fund	1,540,881	2,745,178	(4,286,059)
ICON Financial Fund	(42,575,056)	(54)	42,575,110
ICON Healthcare Fund	–	358,267	(358,267)
ICON Industrials Fund	(62,957)	62,957	–
ICON Information Technology Fund	–	183,299	(183,299)
ICON Natural Resources Fund	–	(11,588)	11,588
ICON Utilities Fund	(158)	193,163	(193,005)

For Industrials Fund included in the amounts reclassified was a net operating loss offset to paid in capital of $62,957.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2017, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
ICON Consumer Discretionary Fund	$585,099	$1,670,363
ICON Consumer Staples Fund	2,065,125	1,778,292
ICON Energy Fund	1,977,974	–
ICON Financial Fund	530,652	–
ICON Healthcare Fund	–	1,215,871
ICON Information Technology Fund	629,475	8,725,258
ICON Natural Resources Fund	416,879	–
ICON Utilities Fund	4,557,628	1,120,416

Annual Report | September 30, 2017	79

ICON Sector Funds	Notes to Financial Statements
September 30, 2017

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2016, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
ICON Consumer Discretionary Fund	$1,967,808	$2,499,540
ICON Consumer Staples Fund	528,316	2,182,632
ICON Energy Fund	3,214,770	–
ICON Healthcare Fund	16,435,757	4,598,527
ICON Natural Resources Fund	325,103	4,742,663
ICON Utilities Fund	1,424,724	–

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Gains/ (Losses)	Other Cumulative Effect of Timing Differences	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
ICON Consumer Discretionary Fund	$946,940	$–	$–	$67,104	$1,014,044
ICON Consumer Staples Fund	500,273	282,407	–	(100,102)	682,578
ICON Energy Fund	3,396,071	(170,154,804)	(1,959,875)	4,777,356	(163,941,252)
ICON Financial Fund	74,836	(44,209,459)	–	6,978,668	(37,155,955)
ICON Healthcare Fund	833,111	1,243,406	–	5,657,282	7,733,799
ICON Industrials Fund	–	(14,505,764)	(36,399)	1,536,835	(13,005,328)
ICON Information Technology Fund	3,404,832	10,355,627	–	11,053,694	24,814,153
ICON Natural Resources Fund	1,011,297	–	–	7,449,809	8,461,106
ICON Utilities Fund	1,121,252	1,205,110	–	1,583,214	3,909,576

*

Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax treatment of partnerships and passive foreign investment companies, and tax deferral of losses on wash sales.

As of September 30, 2017, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ICON Consumer Discretionary Fund	$1,589,227	$(1,522,123)	$–	$67,104	$24,808,690
ICON Consumer Staples Fund	1,114,661	(1,214,763)	–	(100,102)	29,187,302
ICON Energy Fund	27,545,279	(22,767,923)	–	4,777,356	247,740,842
ICON Financial Fund	7,074,547	(95,879)	–	6,978,668	34,160,327
ICON Healthcare Fund	8,288,381	(2,631,099)	–	5,657,282	78,276,022
ICON Industrials Fund	2,187,806	(650,964)	(7)	1,536,835	15,614,495
ICON Information Technology Fund	12,643,816	(1,590,123)	1	11,053,694	61,511,594
ICON Natural Resources Fund	9,766,871	(2,317,154)	92	7,449,809	64,268,400
ICON Utilities Fund	3,028,877	(1,445,326)	(337)	1,583,214	43,904,847

7. RECENT ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-19, “Technical Corrections and Improvements.” It includes an update to Accounting Standards Codification Topic 820 (“Topic 820”), Fair Value Measurement. The update to Topic 820 clarifies the difference between a valuation approach and a valuation technique. It also requires disclosure when there has been a change in either or both a valuation approach and/or a valuation technique. The changes related to Topic 820 are effective for annual reporting periods, including interim periods within those annual periods, beginning after December 15, 2016. Management is currently evaluating the impact of the ASU to the financial statements.

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ICON Sector Funds	Notes to Financial Statements
September 30, 2017

8. SUBSEQUENT EVENTS

Rob Young is the Portfolio Manager of the Industrials Fund. Mr. Young became the Portfolio Manager of the Fund in November 2017.

Rob Young is the Portfolio Manager of the Natural Resources Fund. Mr. Young became the Portfolio Manager of the Fund in November 2017.

Annual Report | September 30, 2017	81

ICON Sector Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of ICON Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Natural Resources Fund, and ICON Utilities Fund (the “Funds”), each a series of ICON Funds, as of September 30, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial statements and financial highlights for the years ended September 30, 2015 and prior, were audited by other auditors, whose report dated November 18, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2017, the results of their operations for the year then ended, and the statements of changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 22, 2017

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ICON Sector Funds	Disclosure of Fund Expenses
September 30, 2017 (Unaudited)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/01/17 – 9/30/17).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expense Ratio(a)	Expenses Paid During period April 1, 2017 - September 30, 2017(b)
ICON Consumer Discretionary Fund
Class S
Actual	$ 1,000.00	$ 1,008.70	1.51%	$ 7.60
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.50	1.51%	$ 7.64
Class A
Actual	$ 1,000.00	$ 1,006.00	1.99%	$ 10.01
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.09	1.99%	$ 10.05

ICON Consumer Staples Fund
Class S
Actual	$ 1,000.00	$ 1,009.50	1.50%	$ 7.56
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.55	1.50%	$ 7.59
Class A
Actual	$ 1,000.00	$ 1,008.20	1.75%	$ 8.81
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.29	1.75%	$ 8.85

Annual Report | September 30, 2017	83

ICON Sector Funds	Disclosure of Fund Expenses
September 30, 2017 (Unaudited)

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expense Ratio(a)	Expenses Paid During period April 1, 2017 - September 30, 2017(b)
ICON Energy Fund
Class S
Actual	$1,000.00	$970.20	1.41%	$6.96
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	1.41%	$7.13
Class C
Actual	$1,000.00	$964.80	2.49%	$12.26
Hypothetical (5% return before expenses)	$1,000.00	$1,012.58	2.49%	$12.56
Class A
Actual	$1,000.00	$968.50	1.70%	$8.39
Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	1.70%	$8.59

ICON Financial Fund
Class S
Actual	$1,000.00	$1,075.70	1.44%	$7.49
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	1.44%	$7.28
Class A
Actual	$1,000.00	$1,075.30	1.75%	$9.10
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

ICON Healthcare Fund
Class S
Actual	$1,000.00	$1,074.70	1.41%	$7.33
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	1.41%	$7.13
Class A
Actual	$1,000.00	$1,073.10	1.75%	$9.09
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

ICON Industrials Fund
Class S
Actual	$1,000.00	$1,045.40	1.50%	$7.69
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.50%	$7.59
Class A
Actual	$1,000.00	$1,045.20	1.75%	$8.97
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

ICON Information Technology Fund
Class S
Actual	$1,000.00	$1,144.10	1.38%	$7.42
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.38%	$6.98
Class A
Actual	$1,000.00	$1,142.90	1.75%	$9.40
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

ICON Natural Resources Fund
Class S
Actual	$1,000.00	$1,062.40	1.50%	$7.76
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.50%	$7.59
Class C
Actual	$1,000.00	$1,057.80	2.50%	$12.90
Hypothetical (5% return before expenses)	$1,000.00	$1,012.53	2.50%	$12.61
Class A
Actual	$1,000.00	$1,061.60	1.75%	$9.04
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

84	www.iconfunds.com

ICON Sector Funds	Disclosure of Fund Expenses
September 30, 2017 (Unaudited)

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expense Ratio(a)	Expenses Paid During period April 1, 2017 - September 30, 2017(b)
ICON Utilities Fund
Class S
Actual	$1,000.00	$1,029.80	1.37%	$6.97
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	1.37%	$6.93
Class A
Actual	$1,000.00	$1,027.80	1.62%	$8.24
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	1.62%	$8.19

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 183/365 (to reflect the half-year period).

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

Annual Report | September 30, 2017	85

ICON Sector Funds	Board of Trustees and Fund Officers
September 30, 2017 (Unaudited)

The ICON Funds Board of Trustees (the “Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 66. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICO Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Independent Trustees

Glen F. Bergert, 67. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to 2015), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania (2010 to present and 1998 to 2009), Delta Reinsurance Corporation (2015 to present; 2011 to 2014 and 2000 to 2009) and Dentegra Group, Inc. (2017 to present; 2010 to 2014).

John C. Pomeroy, Jr., 70. Mr. Pomeroy has been a Trustee of the Funds since 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 69. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present) and was engaged in private practice of securities and corporate law (1981 to 2017). Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

Mark Manassee, 52. Mr. Manassee has been a Trustee of the Funds since 2017. Mr. Manassee is a Senior Advisor to McKinsey’s Wealth and Asset Management Practice. Mr. Manassee was Principal and President of Market Metrics, LLC, a subsidiary of FactSet Research Systems, Inc. (1998 to 2016). Mr. Manassee was also a Director of Matrix-Data, Ltd (UK) (2013 to 2016) and Rhetorik, Ltd (UK) (2013 to 2016).

The Officers of the Funds are:

Craig T. Callahan, 66. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (2014 to present and 1998 to 2013) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of ICO Distributors, Inc. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers, Inc. and ICON Distributors, Inc.

Donald Salcito, 64. Mr. Salcito serves as Vice President and Secretary of the Funds (2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (2005 to present) of ICON Advisers, Inc.; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of ICON Distributors, Inc. (2005 to 2017). Previously, he was a Partner in various national law firms, practicing in the securities law area (1980 to 2005).

Brian D. Harding, 38. Mr. Harding serves as Principal Financial Officer and Treasurer of the Funds (2017 to present). Mr. Harding is also Chief Financial Officer of ICON Advisers, Inc. (2013 to present) and Director and IM&R (2013 to present). Previously he was Chief Compliance Officer and Anti-Money Laundering Officer of the Funds (2008 to 2013), Chief Compliance Officer of ICON Advisers, Inc. (2011 to 2013), and Manager at PricewaterhouseCoopers LLP (2001 to 2008).

Jack M. Quillin, 45. Mr. Quillin serves as Assistant Treasurer of the Funds (2017 to present). Mr. Quillin is also a Compliance and Fund Accounting Associate of ICON Advisers, Inc. (2016 to present). Previously, he was a compliance analyst at Marsico Capital Management, LLC (2011 to 2015), an assistant vice president in the municipal derivatives finance department at Merrill Lynch (2004 to 2008), and a senior accountant in the Regulatory Reporting group at Wells Fargo & Company (1998 to 2003).

86	www.iconfunds.com

ICON Sector Funds	Board of Trustees and Fund Officers
September 30, 2017

Christopher R. Ambruso, 37. Mr. Ambruso serves as Chief Compliance Officer and Anti-Money Laundering Officer (2017 to present) of the Funds. Mr. Ambruso is also Chief Compliance Officer of ICON Advisers, Inc. (2017 to present). Previously he served as Assistant Secretary (2016 to 2017 and 2008 to 2012) of the Funds and Associate Counsel (2013 to 2017); Associate Attorney (2008 to 2013); and Staff Attorney (2007 to 2008) of ICON Advisers, Inc.

Stephen E. Abrams, 54. Mr. Abrams serves as Assistant Secretary of the Funds (2017 to present). Mr. Abrams is also Associate General Counsel of ICON Advisers, Inc. (2005 to present); Executive Vice President and General Counsel (2017 to present) and Chief Compliance Officer (2007 to present) of ICON Distributors, Inc. Previously, he worked as an Associate Attorney before becoming a Partner at a national law firm, practicing general litigation and securities law (1994 to 2005).

Annual Report | September 30, 2017	87

ICON Sector Funds	Additional Information
September 30, 2017 (Unaudited)

Renewal of Investment Advisory Agreement

On August 25, 2017, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements (as defined below) with the Adviser for each Fund for an additional one-year term commencing October 1, 2017.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Fund) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”).

The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including expense limitation agreements as amended effective January and July, 2016. The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; and comparative data obtained from Broadridge Financial Solutions (“Broadridge”) related to Fund performance and Fund expenses (the “Broadridge Report”).

The Board convened a meeting with Broadridge on August 11, 2017 to discuss the Broadridge Report and the information contained within the Broadridge Report. At that meeting, Broadridge representatives discussed the findings of the Broadridge Report with the Independent Trustees. Management personnel participated in the Broadridge meeting to discuss the data with the Board. The Trustees were represented at that meeting by independent legal counsel. At the meeting, Broadridge discussed its methodology and peer selection. Broadridge addressed the difficulty of determining peer selection of some sector Funds that had no statistical group of peers from which to present reliable data, expenses and fees. In addition, Broadridge discussed the difficulty of presenting information on three Funds whose expenses were reduced after the annual report, and performance relative to the respective Funds’ peers. Broadridge also discussed the Funds’ size and how an individual fund’s size would affect economies of scale generally and operating expenses in particular. Broadridge presented no information on how expenses were affected by a fund complex size.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting the Adviser; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in the entire 15(c) process. In August, after participating in the meeting with Broadridge and management, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss a variety of qualitative and quantitative information, including information they had received throughout the year as part of their regular oversight of the Funds. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information from Broadridge. The Board received materials from independent legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

Management and the Trustees discussed the Broadridge Report and management personnel showed performance for each Fund and discussed the factors affecting performance.

During the discussion on performance, Management personnel noted the importance of advisory fees in total. The novelty and uniqueness of ICON’s management style (specifically, the fact that it is market-cap agnostic, its willingness to actively manage for performance based on active share without adhering strictly to benchmark holdings, the fact that it is a value manager that considers forward looking earnings) must be evaluated when comparing management fees.

88	www.iconfunds.com

ICON Sector Funds	Additional Information
September 30, 2017 (Unaudited)

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.	That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory;

B.

That ICON has made significant expenditures in the past year and in prior years to ensure that the Trust has the right product mix for the market and the Adviser has the sophisticated systems and highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders;

C.

That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Trust, and has determined that ICON is charging fair and reasonable fees.

D.

The risks assumed by ICON in providing investment advisory services to each Fund including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust is made with the recognition that the Trust’s advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the Broadridge Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements, the Administration Agreement and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and the low cost of the Administration Agreement. The Board concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board also considered the Adviser’s contractual commitment regarding administration and the fact it would continue to lose money on administration. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the Broadridge Report, information they had received throughout the year as part of their regular oversight of the Funds (including Morningstar data on peer groupings), and information from independent broker/dealers evaluating fees for platform sales. It was noted that Broadridge was selected at the May 2017 Board meeting to prepare its reports, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.

Upon review of the advisory fee structures of each Fund (taking into consideration management fees and breakpoint fees), the level of investment advisory fees paid by each Fund is within competitive ranges for the size of each Fund and Fund mandate;

B.	The expense ratio of each Fund is generally reasonable and understandable in light of the existing Fund Trust structure and Fund performance;

C.	ICON has contractually agreed to impose expense limitations on all Funds at a cost to ICON and is considering new expense limitations;

D.	The advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining.

Annual Report | September 30, 2017	89

ICON Sector Funds	Additional Information
September 30, 2017 (Unaudited)

E.

The fees paid to ICON for managing other institutional accounts (such as individual or sub-advised portfolios) are lower, but there are good reasons such accounts are less costly for ICON to manage, including, but not limited to, the level of work needed to service the institutional portfolios and the size and stability of such institutional accounts.

F.	The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

G.	The costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated profitability analysis which had been provided by ICON.

The Board also considered the fees charged by the Adviser to other advisory clients, including institutional and sub-advised clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements.

The Board concluded the Adviser is providing the Funds with professional management at a price that would have been arrived at in an arm’s length negotiation.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that ICON benefits from serving directly or through affiliates as the principal underwriter and administrative agent for the Funds. The services provided by ICON and its affiliates to the Funds are reasonably satisfactory, and the profits derived from providing the services are competitive and reasonable. It was further noted that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions. The Trustees noted that such research assists ICON in providing quality investment advisory services to the Funds as well as other accounts to which it provides advisory services.

Based on all these considerations and other data as discussed above, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were within the range of what would have been negotiated at arm’s length in light of all the circumstances.

90	www.iconfunds.com

ICON Sector Funds	Additional Information
September 30, 2017 (Unaudited)

Supplemental Tax Information

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

ICON Consumer Discretionary Fund	$1,670,363
ICON Consumer Staples Fund	$1,778,292
ICON Energy Fund	$0
ICON Financial Fund	$0
ICON Healthcare Fund	$1,215,871
ICON Industrials Fund	$0
ICON Information Technology Fund	$8,725,258
ICON Natural Resources Fund	$0
ICON Utilities Fund	$1,120,416

The following Funds designate the percentages listed below of the income dividends distributed in 2016 as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

ICON Consumer Discretionary Fund	72.05%
ICON Consumer Staples Fund	22.87%
ICON Energy Fund	100.00%
ICON Financial Fund	77.04%
ICON Healthcare Fund	0.00%
ICON Industrials Fund	0.00%
ICON Information Technology Fund	0.00%
ICON Natural Resources Fund	98.25%
ICON Utilities Fund	39.24%

The following Funds designate the percentages listed below of the income dividends distributed in 2016 as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

ICON Consumer Discretionary Fund	73.01%
ICON Consumer Staples Fund	23.70%
ICON Energy Fund	100.00%
ICON Financial Fund	77.04%
ICON Healthcare Fund	0.00%
ICON Industrials Fund	0.00%
ICON Information Technology Fund	0.00%
ICON Natural Resources Fund	98.25%
ICON Utilities Fund	38.60%

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

Annual Report | September 30, 2017	91

ICON Sector Funds	Additional Information
September 30, 2017 (Unaudited)

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

92	www.iconfunds.com

ICON Sector Funds	Privacy Policy
September 30, 2017 (Unaudited)

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances
• income and transaction history
• checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

Annual Report | September 30, 2017	93

ICON Sector Funds	Privacy Policy
September 30, 2017 (Unaudited)

Who We Are

Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)

What We Do

How does ICON protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?	We collect your personal information, for example, when you
• open an account or enter into an investment advisory contract
• provide account information or give us your contact information
• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•      Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• ICON doesn’t jointly market

94	www.iconfunds.com

INTENTIONALLY LEFT BLANK

By Telephone	1-800-764-0442
By E-Mail	info@iconadvisers.com
By Mail	ICON Funds | P.O. Box 1920 | Denver, CO 80201
In Person	ICON Funds | 5299 DTC Boulevard, 12th Floor
Greenwood Village, CO 80111
On the Internet	www.iconfunds.com

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) Not used.

(c) There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) See the attached Exhibit.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Glen F. Bergert and R. Michael Sentel, who are “independent” for purposes of this Item 3 of Form N-CSR.

3(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

In each of the fiscal years ended September 30, 2017 and September 30, 2016, the aggregate Audit Fees billed (or to be billed) by Cohen & Company, LTD. (“Cohen”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below. All of the below fees were paid by the Registrant.

2017	2016
$216,000	$216,000

(b)	Audit-Related Fees

In each of the fiscal years ended September 30, 2017 and September 30, 2016, the aggregate Audit-Related Fees billed (or to be billed) by Cohen for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund’s financial statements, but not reported as Audit Fees, are shown in the table below.

2017	2016
$0	$0

(c)	Tax Fees

In each of the fiscal years ended September 30, 2017 and September 30, 2016 the aggregate Tax Fees billed (or to be billed) by Cohen for professional services rendered for tax return preparation, tax compliance, tax advice and tax planning are shown in the table below. All of the below fees were paid by the Registrant.

2017	2016
$81,000	$81,000

(d)	All Other Fees

In each of the fiscal years ended September 30, 2017 and September 30, 2016 the aggregate Other Fees billed (or to be billed) by Cohen for all other non-audit services rendered are shown in the table below. All of the below fees were paid by the Registrant.

2017	2016
$0	$0

(e)(1) The audit committee of the Registrant’s Board of Trustees is required to pre-approve all services to be provided by the independent accountants to the Registrant or the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant to determine whether the services performed by the independent accountants impair their independence from the Registrant. The audit committee has delegated authority to the Chairman of the audit committee, subject to review and ratification by the full audit committee.

(e)(2) 100% of the fees were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) if Rule 2-01 of Regulation S-X.

(f) For the fiscal year ended September 30, 2017, the percentage of hours spent on the audit of the Registrant’s financial statements that were attributed to work performed by persons who are not full-time, permanent employees of Cohen was less than 50%.

(g) See Item 4(d) above.

(h) There were no non-audit fees provided by Cohen in the fiscal year ending September 30, 2017 or September 30, 2016 to the investment adviser or to any entity controlling, controlled by, or under common control with the investment adviser that provides on-going services to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The schedule of investments in securities of unaffiliated issuers is included in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics is attached.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ICON Funds

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President (Principal Executive Officer)

Date	December 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President (Principal Executive Officer)

Date	December 1, 2017

By (Signature and Title)*	/s/ Brian D. Harding
Brian D. Harding, Treasurer (Principal Financial Officer)

Date	December 1, 2017

*	Print the name and title of each signing officer under his or her signature.